Exhibit 10.18
Sale-Purchase Agreement
(HQ Office Building)
Between
BANCO SANTANDER PUERTO RICO, as Seller
And
Corporación Hato Rey Uno, as Purchaser
Dated as of December 20, 2007

LIST OF SCHEDULES
Schedule 1 — Description of the Land
Schedule 2 — Excluded Personal Property
Schedule 3 — Permitted Encumbrances
Schedule 4 — Leases
LIST OF EXHIBITS
Exhibit A — Deed of Sale
Exhibit B — Assignment and Assumption of Licenses
Exhibit C — Bill of Sale
Exhibit D — Deed of Lease
Exhibit E — Deed of Easement
Exhibit F — Assumption of Purchaser=s Confidentiality Agreement by Purchaser=s Representative

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TABLE OF DEFINED TERMS
     The following capitalized terms are defined in the respective Section of the Agreement identified below:
     “Agreement” — as such term is defined in the opening paragraph hereof.
     “Basic Sale Terms” — as such term is defined in Section 13(b)(ii) hereof.
     “Bill of Sale” — as such term is defined in Section 10(c) hereof.
     “Broker” — as such term is defined in Section 15 hereof.
     “Buildings” — as such term is defined in Section 1(a) hereof.
     “Change of Control” — as such term is defined in Section 13(b) hereof.
     “Closing” — as such term is defined in Section 4 hereof.
     “Closing Date” — as such term is defined in Section 4 hereof.
     “Control Group” — as such term is defined in Section 13(b) hereof.
     “Deed of Easement” as such term is defined in Section 11(f).
     “Deed of Lease” — as such term is defined in Section 10(d) hereof.
     “Deed of Sale” — as such term is defined in Section 10(a) hereof.
     “Downpayment” — as such term is defined in Section 2(a) hereof.
     “Election Notice” — as such term is defined in Section 13(b)(ii) hereof.
     “Election Period” — as such term is defined in Section 13(b)(ii) hereof.
     “First Refusal Purchase Price” — as such term is defined in Section 13(b)(i) hereof.
     “First Refusal Right” — as such term is defined in Section 13(b) hereof.
     “Initial Period” — as such term is defined in Section 13(b)(iii) hereof.
     “Investigations” — as such term is defined in Section 18 hereof.
     “Land” — as such term is defined in Section 1(a) hereof.
     “Laws” — as such term is defined in Section 7(a)(i)(3) hereof.

     “License Assignment” — as such term is defined in Section 10(b) hereof.
     “Licenses” — as such term is defined in Section 10(b) hereof.
     “Notice of Objection” — as such term is defined in Section 20(b)(i) hereof.
     “Offer Expiration Date” — as such term is defined in Section 20(a)(i) hereof.
     “Offered Assets” — as such term is defined in Section 13(b) hereof.
     “Option Agreement” — as such term is defined in Section 13(a) hereof.
     “Parking Building” — as such term is defined in Section 13(a) hereof.
     “Parking Lease” as such term is defined in Section 13(a) hereof.
     “Parking Spaces” — as such term is defined in Section 13(a) hereof.
     “Permitted Encumbrances” — as such term is defined in Section 5 hereof.
     “Personal Property” — as such term is defined in Section 1(a) hereof.
     “Premises” — as such term is defined in Section 1(a) hereof.
     “Property Information” — as such term is defined in Section 24(e) hereof.
     “Purchase Price” — as such term is defined in Section 2(a) hereof.
     “Purchaser” — as such term is defined in the opening paragraph hereof.
     “Purchaser’s Documents” — as such term is defined in Section 7(b)(i)(2) hereof.
     “Purchaser’s Representatives” — as such term is defined in Section 24(e) hereof.
     “Quisqueya” — as such term is defined in Section 13(a) hereof.
     “Quisqueya Parcel” — as such term is defined in Section 13(a) hereof.
     “Sale Notice” — as such term is defined in Section 13(b)(i) hereof.
     “Seller” — as such term is defined in the opening paragraph hereof.
     “Seller’s Affiliates” — as such term is defined in Section 25(e) hereof.
     “Seller’s Documents” — as such term is defined in Section 7(a)(i)(2) hereof.

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     “Transferor” — as such term is defined in Section 13(b) hereof.

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SALE -PURCHASE AGREEMENT
(HQ Office Building)
     SALE-PURCHASE AGREEMENT (this “Agreement”), dated as of the 20th day of December, 2007, by and between BANCO SANTANDER PUERTO RICO, a banking corporation organized under the laws of the Commonwealth of Puerto Rico (“Seller”), and CORPORACIÓN HATO REY UNO, a corporation organized under the laws of the Commonwealth of Puerto Rico (“Purchaser”).
WITNESSETH
     WHEREAS, Seller is the owner of the Premises more particularly described below and has expressed its intent to sell the Premises to Purchaser and Purchaser has expressed its intent to purchase the Premises from Seller;
     WHEREAS, Purchaser agrees to purchase the Premises in its “AS-IS-WHERE-IS” condition and further acknowledges that, except as set forth herein, Seller has made no representations or warranties to Purchaser regarding the Premises or the operation thereof; and
     WHEREAS, Seller and Purchaser now desire to enter into an agreement whereby, subject to the terms and conditions contained herein, Seller shall sell the Premises to Purchaser and Purchaser shall purchase the Premises from Seller.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, it is hereby agreed as follows:
1. SALE OF PREMISES.
     (a) Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, at the price and upon the terms and conditions set forth in this Agreement, that certain parcel of land located in the Martín Peña Ward of the Municipality of San Juan, Puerto Rico, as more particularly described in Schedule “1” annexed hereto and made a part hereof (the “Land”), together with (i) all buildings and other improvements situated on the Land (collectively, the “Buildings”), (ii) all easements, rights of way, reservations, privileges, appurtenances, and other estates and rights of Seller pertaining to the Land and the Buildings, (iii) all right, title and interest of Seller in and to all fixtures attached or appurtenant to the Land or the Buildings, as more particularly described in Schedule “1” annexed hereto and made a part hereof (collectively, the “Personal Property”), and (iv) subject to Section 13(a), all right, title and interest of Seller in and to the Parking Spaces (the Land, together with all of the foregoing items listed in clauses (i)-(iv) above being hereinafter sometimes collectively referred to as the “Premises”).
     (b) Specifically excluded from the Premises and this sale are all items of personal property, equipment and furniture not described in Section 1(a) and the items described in Schedule “2” annexed hereto and made a part hereof.

     (c) Anything herein to the contrary notwithstanding, Seller shall not be deemed to have incurred or assumed any obligation to Purchaser hereunder unless and until Seller shall have executed and delivered this Agreement to Purchaser on or prior to the Offer Expiration Date (as hereafter defined in Section 20(a)(i)).
2. PURCHASE PRICE.
     (a) The purchase price to be paid by Purchaser to Seller for the Premises (the “Purchase Price”) is THIRTY SEVEN MILLION DOLLARS ($37,000,000.00) Dollars which shall not be subject to adjustment for any reason (precio alzado). The Purchase Price shall be payable as follows:
(i)	SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00) (the “Downpayment”), simultaneously with the execution and delivery of this Agreement, by a bank wire transfer of immediately available funds to an account of Seller. The Downpayment shall be held and disbursed by Seller in accordance with the terms of Section 20. If the Closing shall occur, Seller shall be entitled to receive the Downpayment; and

(ii)	THIRTY SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($36,250,000.00) at the Closing by bank wire transfer of immediately available funds to Seller’s account or to the account or accounts of such other party or parties as may be designated by Seller on or before the Closing Date.
     (b) The Purchase Price shall be allocated as follows:

Property	Allocation

Premises (other than Parking Spaces)	$31,500,000

Parking Spaces	$5,500,000
($27,500 per Parking Space)

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     The parties hereto acknowledge and agree that the value of the Personal Property, if any, transferred hereunder is de minimus and no part of the Purchase Price is allocable thereto.
     (c) Purchaser acknowledges that Seller has no obligation to provide any financing for the purchase of the Property by Purchaser.
     (d) Purchaser’s obligation to purchase the Property pursuant hereto is not and shall not be:
          (i) contingent on Purchaser’s ability to obtain financing for any part of the Purchase Price;
          (ii) subject to any regulatory approval or condition applicable to Purchaser;
          (iii) contingent on the occurrence of events or conditions scheduled or intended to occur following the Closing;
          (iv) subject to any claim or condition for any allowance or deduction based upon any grounds, including, without limitation, that the Property has a particular surface area or will be fit for any particular purpose, use or development; or
          (v) contingent on the results of Purchaser’s investigations, examinations or inspections of the Property.
     (e) The Purchase Price shall be fully earned by the Seller on the Closing Date.
3. APPORTIONMENTS.
     (a) The following shall be apportioned between Seller and Purchaser at the Closing:
(i)	Real property taxes, if any, on the basis of the actual number days in the fiscal year during which the Closing Date occurs, and Seller shall be liable for the period on and before the Closing Date, and Purchaser shall be liable for the period after the Closing Date;

(ii)	Any prepaid items, including, without limitation, fees for licenses which are transferred to Purchaser at the Closing and annual permit and inspection fees; and

(iii)	Such other items as are customarily apportioned between sellers and purchasers of real properties of a type similar to the Premises and located in San Juan, Puerto Rico.
     (b) If any of the items subject to apportionment under the foregoing provisions of this Section 3 cannot be apportioned at the Closing because of the unavailability of the information

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necessary to compute such apportionment, or if any errors or omissions in computing apportionments at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing.
4. CLOSING DATE. The execution of the Deed and the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller’s counsel, Pietrantoni Méndez & Alvarez, LLP, in San Juan, Puerto Rico, at 10:00 a.m. on December 20, 2007 (the “Closing Date”). Seller will not grant Purchaser any extension of the Closing Date.
5. PERMITTED ENCUMBRANCES. Seller shall convey and Purchaser shall accept title to the Premises subject to those matters set forth on Schedule “3” annexed hereto and made a part hereof (collectively, the “Permitted Encumbrances”).
6. [INTENTIONALLY DELETED] .
7. REPRESENTATIONS AND WARRANTIES.
     (a) (i) Seller represents and warrants to Purchaser as follows:
(1)	Seller is a duly formed and validly existing banking corporation under the laws of the Commonwealth of Puerto Rico.

(2)	Seller has the full legal right, power and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by Seller pursuant to this Agreement (collectively, “Seller’s Documents”), to consummate the transaction contemplated hereby, and to perform its obligations hereunder and under Seller’s Documents.

(3)	This Agreement and Seller’s Documents do not and will not contravene any provision of the certificate of incorporation or the by-laws of Seller, any judgment, order, decree, writ or injunction issued against Seller, or any provision of any laws or governmental ordinances, rules, regulations, orders or requirements (collectively, “Laws”) applicable to Seller. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by Seller under any agreement to which Seller or any of its assets are subject or bound and will not result in a violation of any Laws applicable to Seller.

(4)	To Seller’s knowledge, as of the date hereof, there are no pending actions, suits, proceedings or investigations to which Seller is a party before any court or other governmental authority which may have an

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adverse impact on the Premises or the transaction contemplated hereby.

(5)	To Seller’s knowledge, as of the date hereof, the Land and the Building are in compliance with all Laws applicable to Seller, as in effect on the date hereof, concerning pollution and protection of the environment, including clean up of hazardous materials, except for such non compliance as would not have a material adverse effect on the physical condition of the Land and the Building taken as a whole.

(6)	Seller is the owner in fee simple (“pleno dominio”) of the Land and the Building, subject to no liens, encumbrances or rights of third parties, except for the Permitted Encumbrances.
(ii)	The representations and warranties of Seller set forth in Section 7(a)(i) and elsewhere in this Agreement shall be true, accurate and correct in all material respects upon the execution of this Agreement and shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date). The representations and warranties (whether express or implied) of Seller set forth in Section 7(a)(i) and elsewhere in this Agreement, and/or the Seller’s Documents (including, without limitation, the Deed of Sale and the Deed of Lease) shall expire on the Closing Date, and no action or claim based thereon shall be commenced after the Closing Date, except that the representations and warranties of Seller in Section 7(a)(i)(6) regarding title to the Land and the Building shall survive the Closing Date and that the representations and warranties of Seller in the Deed of Lease shall survive for the terms specified therein.
     (b) (i) Purchaser represents and warrants to Seller as follows:
(1)	Purchaser is a duly formed and validly existing corporation under the laws of the Commonwealth of Puerto Rico and is qualified under the laws of the Commonwealth of Puerto Rico to conduct business therein on the Closing Date.

(2)	Purchaser has the full legal right, power, authority and financial ability to execute and deliver this Agreement and all documents now or hereafter to be executed by it pursuant to this Agreement (collectively, the “Purchaser’s Documents”), to consummate the transactions contemplated hereby, and to perform its obligations hereunder and under Purchaser’s Documents.

(3)	This Agreement and Purchaser’s Documents do not and will not contravene any provision of the organizational or governing documents of Purchaser, any judgment, order, decree, writ or

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injunction issued against Purchaser, or any provision of any Laws applicable to Purchaser. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by Purchaser under any agreement to which Purchaser or any of its assets are subject or bound and will not result in a violation of any laws applicable to Purchaser.

(4)	There are no pending actions, suits, proceedings or investigations to which Purchaser is a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.
(ii)	The representations and warranties of Purchaser set forth in Section 7(b)(i) and elsewhere in this Agreement shall be true, accurate and correct in all material respects upon the execution of this Agreement, shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date) and shall expire on the Closing Date, except that the representations and warranties of the Seller in the Deed of Lease and in the Deed of Easement shall survive for the terms specified therein.
8. TRANSFER TAXES AND CLOSING COSTS.
     (a) With respect to the Deed of Sale, (i) Seller shall pay the cost of internal revenue, notarial and legal assistance stamps required for the original of the Deed of Sale; (ii) Purchaser shall pay the cost of internal revenue, notarial and legal assistance stamps required for the first certified copy of the Deed of Sale and all stamps and vouchers and other costs relating to the recordation of such certified copy in the Registry of Property; and (iii) Seller shall designate the notary public before whom the Deed of Sale shall be executed and Seller shall pay the corresponding notarial tariff relating thereto.
     (b) With respect to each of the Deed of Lease, the Parking Lease and the Deed of Easement, (i) Seller shall pay the cost of internal revenue, notarial and legal assistance stamps required for the original and first certified copy of each such deed and all stamps and vouchers and other costs relating to the recordation of such certified copy in the Registry of Property; and (ii) Seller shall designate the notary public before whom such Deed of Lease and Deed of Easement shall be executed and shall pay the corresponding notarial tariff relating thereto.
9. CONDITIONS PRECEDENT TO CLOSING.
     (a) Purchaser’s obligation under this Agreement to purchase the Premises (other than the Parking Spaces) on the Closing Date is subject to the fulfillment of each of the following conditions, subject, however, to the provisions of Section 9(c):

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(i)	The representations and warranties of Seller contained herein shall be true, accurate and correct in all material respects as of the Closing Date except to the extent they relate only to an earlier date;

(ii)	Seller shall be ready, willing and able to deliver title to the Premises (other than the Parking Spaces, which will be transferred to Purchaser in accordance with Section 13(a)) in accordance with the terms and conditions of this Agreement; and

(iii)	Seller shall have delivered all the documents and other items required pursuant to Section 10, and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement to be performed or complied with by the Seller at or prior to the Closing.
     (b) Seller’s obligation under this Agreement to sell the Premises (other than the Parking Spaces, which will be sold and transferred to Purchaser in accordance with Section 13(a)) to Purchaser is subject to the fulfillment of each of the following conditions, subject, however to the provisions of Section 9(c):
(i)	The representations and warranties of Purchaser contained herein shall be true, accurate and correct in all material respects as of the Closing Date, except to the extent that they relate to an earlier date;

(ii)	Purchaser shall have delivered the funds required hereunder and all the documents to be executed by Purchaser set forth in Section 11 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing;

(iii)	All consents and approvals of governmental authorities and parties to agreements to which Purchaser is a party or by which Purchaser’s assets are bound that are required with respect to the consummation of the transactions contemplated by this Agreement shall have been obtained and copies thereof shall have been delivered to Seller at or prior to the Closing;

(iv)	On or prior to the Closing Date, (A) Purchaser shall not have applied for or consented to the appointment of a receiver, trustee or liquidator for itself or any of its assets unless the same shall have been discharged prior to the Closing Date, and no such receiver, liquidator or trustee shall have otherwise been appointed, unless same shall have been discharged prior to the Closing Date, (B) Purchaser shall not have admitted in writing an inability to pay its debts as they mature, (C) Purchaser shall not have made a general assignment for the benefit of creditors, (D) Purchaser shall not have been adjudicated a bankrupt or insolvent, or had a petition for reorganization granted with

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respect to Purchaser, (E) Purchaser shall not have filed a voluntary petition seeking reorganization or an arrangement with creditors or taken advantage of any bankruptcy, reorganization, insolvency, readjustment or debt, dissolution or liquidation law or statute, or filed an answer admitting the material allegations of a petition filed against it in any proceedings under any such law, or had any petition filed against it in any proceeding under any of the foregoing laws unless the same shall have been dismissed, canceled or terminated prior to the Closing Date; and

(v)	Purchaser shall have delivered the funds required under the Sale-Purchase Agreement also dated as of December 20, 2007 between the Seller and the Purchaser regarding the sale of the real properties recorded at page 261 of volume 1295 of Río Piedras Norte, property number 35,972 and all of the documents to be executed by the Purchaser under said Sale-Purchase Agreement.
     (c) In the event that any condition contained in Section 9(a) or (b) is not satisfied, the party entitled to the satisfaction of such condition as a condition to its obligation to close title hereunder shall have as its sole remedy hereunder the right to elect to (i) waive such unsatisfied condition whereupon title shall close as provided in this Agreement or (ii) terminate this Agreement. In the event such party elects to terminate this Agreement, this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that if Purchaser terminates this Agreement because of a condition contained in Section 9(a) is not satisfied, then Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder. Nothing contained in this Section 9(c) shall be construed so as to bestow any right of termination upon a party for the failure of a condition to be satisfied unless such party is expressly entitled to the satisfaction of such condition as provided in Section 9(a) or (b).
10. DOCUMENTS TO BE DELIVERED BY SELLER AT CLOSING. At the Closing, Seller shall execute, acknowledge and/or deliver, as applicable, the following to Purchaser:
     (a) A deed of grouping and purchase and sale in the form of Exhibit “A” annexed hereto and made a part hereof (the “Deed of Sale”) conveying title to the Premises (except for the Parking Spaces, which will be conveyed to Purchaser in accordance with Section 13(a)) free of all liens, encumbrances and rights of third parties except the Permitted Encumbrances;
     (b) The Assignment and Assumption of Licenses in the form of Exhibit “B” annexed hereto and made a part hereof (the “License Assignment”) assigning without warranty or representation all of Seller’s right, title and interest, if any, in and to all of the assignable licenses, permits, certificates, approvals, authorizations and variances issued for or with respect to the Premises by any governmental authority (collectively, the “Licenses”);
     (c) A bill of sale in the form of Exhibit “C” annexed hereto and made a part hereof (the “Bill of Sale”) conveying, transferring and selling to Purchaser all right, title and interest of Seller in and to all Personal Property;

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     (d) A lease agreement and a deed converting said lease agreement to a public instrument, both documents in the form of Exhibit “D” annexed hereto and made a part hereof (said lease agreement and the deed of conversion to public deed, collectively, the “Deed of Lease”), whereby Purchaser, as landlord, demises and leases to Seller, as tenant, the Premises;
     (e) To the extent in Seller’s possession and not already located at the Premises, all Licenses;
     (f) To the extent in Seller’s possession, plans and specifications of the Buildings;
     (g) (i) Copies of the resolutions of the board of directors of Seller authorizing the execution, delivery and performance of this Agreement, the Deed of Sale, the Deed of Lease and the consummation of the transactions contemplated by this Agreement, certified as true and correct by the Secretary or Assistant Secretary of Seller; and (ii) an incumbency certificate executed by the Secretary or Assistant Secretary of Seller with respect to those officers of Seller executing any documents or instruments in connection with the transactions contemplated herein; and
     (h) All other documents Seller is required to deliver pursuant to the provisions of this Agreement.
11. DOCUMENTS TO BE DELIVERED BY PURCHASER AT CLOSING. At the Closing, Purchaser shall execute, acknowledge and/or deliver, as applicable, the following to Seller:
     (a) The cash portion of the Purchase Price payable at the Closing pursuant to Section 2(a)(ii), subject to apportionments, credits and adjustments as provided in this Agreement;
     (b) the Deed of Sale;
     (c) the License Assignment;
     (d) the Bill of Sale;
     (e) the Deed of Lease;
     (f) a deed of easement in the form of Exhibit “E” annexed hereto and made a part hereof (the “Deed of Easement”), whereby Purchaser constitutes a personal easement in favor of Seller over a portion of the Land adjoining the Ponce de León Avenue and on which an “almendro” tree is planted, restricting Purchaser or any future owner, mortgagee or occupant of the Premises from removing, cutting or in any way affecting said tree, except to the extent that said tree dies of natural causes;
     (g) (i) copies of the organizational documents of Purchaser and of the resolutions of the board of directors or other governing body Purchaser authorizing the execution, delivery and performance of this Agreement, the Deed of Sale, the Deed of Lease, the Deed of Easement and the consummation of the transactions contemplated by this Agreement certified as true and correct by the Secretary or Assistant Secretary of Purchaser; and (ii) an incumbency certificate executed by the

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Secretary or Assistant Secretary of Purchaser with respect to those officers of Purchaser executing any documents or instruments in connection with the transactions contemplated herein; and
     (h) All other documents Purchaser is required to deliver pursuant to the provisions of this Agreement;
12. OPERATION OF THE PREMISES PRIOR TO THE CLOSING DATE. Between the date hereof and the Closing Date, Seller shall have the right to continue to operate and maintain the Premises. In connection therewith, with respect to the tax year in which the Closing occurs, and all prior tax years, Seller is hereby authorized to commence, continue and control the progress of, and to make all decisions with respect to, any proceeding or proceedings, whether or not now pending, for the reduction of the assessed valuation of the Premises, and, in its sole discretion, to try or settle the same. All net tax refunds and credits attributable to any tax year prior to the tax year in which the Closing occurs shall belong to and be the property of Seller. All net tax refunds and credits attributable to any tax year subsequent to the tax year in which the Closing occurs shall belong to and be the property of Purchaser. All net tax refunds and credits attributable to the tax year in which the Closing occurs shall be divided between Seller and Purchaser in accordance with the apportionment of taxes pursuant to the provisions of this Agreement, after deducting therefrom a pro rata share of all expenses, including, without limitation, counsel fees and disbursements and consultant’s fees, incurred in obtaining such refund, the allocation of such expenses to be based upon the total refund obtained in such proceeding and in any other proceeding simultaneously involved in the trial or settlement. Purchaser agrees to cooperate with Seller in connection with the prosecution of any such proceedings and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records, including receipted tax bills and canceled checks used in payment of such taxes, the execution of any and all consents or other documents, and the undertaking of any act necessary for the collection of such refund by Seller. The provisions of this Section 12(b) shall survive the Closing.

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13. POST-CLOSING COVENANTS.
     (a) Parking Spaces. Seller hereby represents to Purchaser that pursuant to a certain Option Agreement dated April 27, 2007 (the “Option Agreement”) among CREFISA, Inc., D&D Investment Group, S.E. and Quisqueya 12, Inc. (“Quisqueya”), Quisqueya agreed: (i) to construct, on a parcel of land with a superficial area equal to 2,054.0303 square meters and recorded in the Registry of Property of Puerto Rico, Second Section of San Juan at page (folio) 282 of volume (tomo) 1,140 of Río Piedras Norte, property number 32,442 (the “Quisqueya Parcel”), a commercial multistory parking building (the “Parking Building”) containing no less than 495 parking spaces; (ii) upon completion of the construction of the Parking Building, at Quisqueya’s sole cost and expense, to submit the Quisqueya Parcel and the Parking Building to the Puerto Rico Condominium Act to create a condominium regime containing at least 495 separate and individual parking space units; and (iii) to sell and transfer to Seller, within thirty (30) days after the submission of the Quisqueya Parcel and the Parking Building to a condominium regime, 200 parking space units (the “Parking Spaces”) located in the Parking Building. Seller hereby agrees, subject to the representations, warranties, agreements, limitations, disclaimers and other terms and conditions set forth in this Agreement and as consideration for the purchase price set forth in Section 2, to sell and transfer to Purchaser, and Purchaser agrees to purchase, the Parking Spaces on or before October 31, 2009. The sale and transfer of the Parking Spaces to Purchaser shall be effected pursuant to a deed of purchase and sale in the form of Exhibit “A” annexed hereto and made a part hereof, and the costs relating to the execution and recordation of said deed shall be borne by the parties as set forth in Section 8(a). Seller’s obligation to sell the Parking Spaces to purchaser is subject to the condition precedent that (i) Purchaser shall have consummated the acquisition of the Premises (except for the Parking Spaces) as contemplated in this Agreement and shall have complied with all of its obligations arising hereunder; and (ii) Purchaser and Seller shall have executed a deed of lease and/or a lease agreement and a deed converting said lease agreement to a public instrument (the “Parking Lease”), whereby Purchaser, as landlord, shall lease and demise the Parking Spaces to Seller, as tenant. The Parking Lease shall contain all the applicable terms and conditions set forth in the Deed of Lease, except that (i) the rent payable under the Parking Lease shall be $25,000 per month, commencing on June 1, 2008, (ii) the initial term of the Parking Lease shall be the initial term remaining under the Deed of Lease at the time of the execution of the Parking Lease, and (iii) Landlord and Tenant agree to amend Section 5.1 of the Deed of Lease so that the $210,000 threshold set forth therein is allocated between the Deed of Lease and the Parking Lease. Seller hereby agrees to pay said rent under the Parking Lease commencing on June 1, 2008, even if the sale of the Parking Spaces by the Seller to the Purchaser has not been consummated and the Parking Lease has not been executed by the parties by said date. The Parking Lease shall be recorded in the Registry of Property in favor of Seller as a first priority Lien on the Parking Spaces.
     (b) Right of First Refusal. If Purchaser or one or more members of the Control Group (Purchaser or such member, as applicable, the “Transferor”) receive and determine to accept during the Term a bona fide offer from a third party to (i) in the case of the Purchaser, purchase all or part of the Premises, the Land, the Buildings, the Parking Spaces and any improvements thereon, or (ii) in the case of such members of the Control Group, purchase all or part of the outstanding direct or indirect ownership interest in the Purchaser resulting in a Change of Control (such Premises or ownership interest, as applicable, the “Offered Asset”), prior to accepting such bona fide offer,

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Transferor shall provide Seller (and, in the case of any member of the Control Group, Purchaser shall cause such member to provide Seller) with a first refusal right to purchase the Offered Asset for cash (the “First Refusal Right”) on and subject to the following terms and conditions:
(i)	Transferor shall give written notice (the “Sale Notice”) to Seller setting forth the proposed purchase price (the “First Refusal Purchase Price”) and the Basic Sale Terms for the Offered Asset set forth in the bona fide offer.

(ii)	Seller shall have thirty (30) days (the “Election Period”) after the delivery by Transferor to Seller of the Sale Notice to elect to exercise the First Refusal Right with respect to the Offered Asset (such election to be made, if at all, by giving written notice of Seller’s election to exercise the First Refusal Right (the “Exercise Notice”) to Transferor within the Election Period).

(iii)	If Seller fails to exercise the First Refusal Right, within the Election Period, then, Seller shall have no further right to purchase the Offered Asset, except as may be expressly provided for below in this clause (iii), and Transferor shall have the right to enter into an agreement to sell, and to sell, the Offered Asset to a third party at any time or times during a two hundred and forty (240)-day period (the “Initial Period”) that commences on the earlier of (x) the first day after the Election Period expires and (y) the date on which Seller notifies Transferor that Seller will not be exercising the First Refusal Right, for an aggregate consideration which is not less than 98% of the First Refusal Purchase Price (excluding any customary pro-rations to such consideration determined and effectuated as of the date of the closing of the sale of the Offered Asset, transfer taxes and other closing costs or any brokerage commissions that would actually be payable to any third-party broker), and on Basic Sale Terms which when considered as a whole, are at least as favorable to Seller as the Basic Sale Terms contained in the Sale Notice. If such an agreement for a sale of the Offered Asset to a third party in accordance with the preceding sentence is not entered into within the Initial Period, then the First Refusal Right will apply to any sale of all or part of the Offered Asset occurring subsequent to the Initial Period. Furthermore, if an agreement is executed during the Initial Period but the closing under such agreement does not occur within two hundred and forty (240) days after the end of the Initial Period, the First Refusal Right will apply to any sale of the Offered Asset occurring after such two hundred and forty (240)-day period.

(iv)	If Seller exercises the First Refusal Right within the Election Period, then such exercise shall be deemed to create a contract between Seller, on one hand, and Transferor, on the other hand, pursuant to which Seller agrees to acquire and Transferor agrees to sell the Offered Asset for the First Refusal Purchase Price and on the Basic Sale Terms, except that the closing date for such sale shall be the later of (x) the closing date set forth in the Sale Notice, and (y) the date which is sixty (60) days after the making of such election

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(which date may be extended by an additional period of time not to exceed thirty (30) days if necessary to consummate financing for the purchase), and on the closing date, Transferor shall execute such public deeds and instruments of transfer as are customarily executed and reasonably requested to evidence and consummate the transfer of the Offered Assets to Seller.

(v)	Each party shall bear its own legal fees and expenses and Transferor and Seller (in the case of a sale pursuant to clause (d) above) shall each indemnify the other against claims for brokers’ fees and commissions. Unless otherwise provided in the Sale Notice, in the case of a sale of all or part of the Premises to Seller under this Section 13(b), Purchaser shall select the notary public and shall pay the cost of all notarial tariffs and internal revenue, notarial and legal assistance stamps required for the original of the deed transferring title of the Offered Premises to Seller, and Seller shall pay for the cost of all internal revenue, notarial and legal assistance stamps required for the first certified copy of such deed and all stamps and vouchers and all other costs relating to the recordation of such certified copy in the Registry of Property.

(vi)	Seller and Purchaser agree that this Section 13(b) shall be included and form part of the Deed of Lease and the Parking Lease and be recorded in the Registry of Property as a real property right of first refusal (derecho de tanteo) with respect to the Premises.

(vii)	As used herein, “Basic Sale Terms” means sale commissions, the amount of cash payable by the purchaser at the closing, and any other material economic, price-related terms of the proposed sale; “Change of Control” means that the members of the Control Group cease, in the aggregate, to (i) own less than 51% of the direct or indirect ownership interest in the Purchaser, or (ii) have the sole and absolute right and power to direct or cause the direction of the management and policies of the Purchaser, whether by contract or otherwise; and “Control Group” means, collectively, Jacobo Ortiz Murias, Basilio Dávila, Mario Oronoz and Matías Fernández Guillermety, and their respective legal heirs.
     (c) The provisions of this Section 13 shall survive the Closing.
14. AS-IS.
     (a) Purchaser agrees to accept title to the Premises (including the Parking Spaces) subject to such facts, circumstances, defects and problems which exist at the time of the Closing on an “As-Is, Where-Is” basis and Purchaser declares, agrees and accepts that it is not relying on any representations or warranties of Seller or any other person as to the state of the Premises, except as provided in Section 7 (a)(ii) this Agreement.

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     (b) This Agreement, as written, contains all the terms of the agreement entered into between the parties as of the date hereof, and Purchaser acknowledges that neither Seller nor any of Seller=s Affiliates, nor any of their agents or representatives, nor Broker has made any representations or held out any inducements to Purchaser, and Seller hereby specifically disclaims any representation, oral or written, past, present or future, other than those specifically set forth in Section 7(a) and Section 15. Without limiting the generality of the foregoing, Purchaser has not relied on any representations or warranties, and neither Seller nor any of Seller’s Affiliates, nor any of their agents or representatives has or is willing to make any representations or warranties, express or implied, other than as may be expressly set forth herein, as to (i) the status of title to the Premises (including, without limitation, the Parking Spaces) and the Personal Property, (ii) the Licenses, (iii) the current or future real estate tax liability, assessment or valuation of the Premises, but subject to apportionment as provided in Section 3(a)(i); (iv) the potential qualification of the Premises for any and all benefits conferred by any Laws whether for subsidies, special real estate tax treatment, insurance, mortgages or any other benefits, whether similar or dissimilar to those enumerated; (v) the compliance of the Premises in its current or any future state with applicable Laws or any violations thereof, including, without limitation, those relating to access for the handicapped, environmental or zoning matters, and the ability to obtain a change in the zoning or a variance in respect to the Premises’ non-compliance, if any, with zoning Laws; (vi) the nature and extent of any access, egress, right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; (vii) the availability of any financing for the purchase, alteration, rehabilitation or operation of the Premises from any source, including, without limitation, any government authority or any lender; (viii) the current or future use of the Premises, including, without limitation, the Premises’ use for commercial, manufacturing or general office purposes; (ix) the present and future condition and operating state of any Personal Property and the present or future structural and physical condition of the Buildings, their suitability for rehabilitation or renovation, or the need for expenditures for capital improvements, repairs or replacements thereto; (x) the viability or financial condition of any tenant; (xi) the status of the leasing market in Puerto Rico; or (xii) the actual or projected income or operating expenses of the Premises.
     (c) Purchaser knowingly and expressly waives, and Seller hereby disclaims, the warranties against latent and hidden defects imposed by the Civil Code of Puerto Rico upon sellers of real property, including, but not limited to, the warranties against latent and hidden defects set forth in Article 1363 of the Civil Code of Puerto Rico. Purchaser declares and acknowledges that it has agreed to the waiver of the warranties against latent and hidden defects set forth in the preceding sentence with full and complete knowledge of the risks and legal consequences which such waiver entails.
     (d) Purchaser acknowledges that Seller has afforded Purchaser the opportunity for full and complete investigations, examinations and inspections of the Premises and all Property Information. Purchaser acknowledges and agrees that (i) the Property Information delivered or made available to Purchaser and Purchaser’s Representatives by Seller or Seller’s Affiliates, or any of their agents or representatives may have been prepared by third parties and may not be the work product of Seller and/or any of Seller’s Affiliates; (ii) neither Seller nor any of Seller’s Affiliates has made any independent investigation or verification of, or has any knowledge of, the accuracy or completeness of, the Property Information; (iii) the Property Information delivered or made available to Purchaser and Purchaser’s Representatives is furnished to each of them at the request, and for the

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convenience of, Purchaser; (iv) Purchaser is relying solely on its own investigations, examinations and inspections of the Premises and those of Purchaser’s Representatives and is not relying in any way on the Property Information furnished by Seller or any of Seller’s Affiliates, or any of their agents or representatives; (v) Seller expressly disclaims any representations or warranties with respect to the accuracy or completeness of the Property Information and Purchaser releases Seller and Seller’s Affiliates, and their agents and representatives, from any and all liability with respect thereto; and (vi) any further distribution of the Property Information is subject to Section 24.
     (e) Purchaser or anyone claiming by, through or under Purchaser, hereby fully and irrevocably releases Seller and Seller’s Affiliates, and their agents and representatives, from any and all claims that it may now have or hereafter acquire against Seller or Seller’s Affiliates, or their agents or representatives for any cost, loss, liability, damage, expense, action or cause of action, whether foreseen or unforeseen, arising from or related to any construction defects, errors or omissions on or in the Premises, the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions (whether patent, latent or otherwise) affecting the Premises, except for claims against Seller based upon any obligations and liabilities of Seller expressly provided in this Agreement. Purchaser further acknowledges and agrees that this release shall be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action. As a material covenant and condition of this Agreement, Purchaser agrees that in the event of any such construction defects, errors or omissions, the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions affecting the Premises, Purchaser shall have no claims against Seller, except for claims against Seller based upon any obligations and liabilities of Seller expressly provided in this Agreement.
     (f) Purchaser hereby acknowledges that it has inspected the Premises prior to the date of this Agreement, is thoroughly acquainted with and accepts its condition, and has reviewed, to the extent necessary in its discretion, all the Property Information. Seller shall not be liable or bound in any manner by any oral or written “setups” or information pertaining to the Premises or the rents furnished by Seller, Seller’s Affiliates, their agents or representatives, any real estate broker, including, without limitation, the Broker, or other person.
     (g) The provisions of this Section 14 shall survive the termination of this Agreement and the Closing.
15. BROKER. Purchaser and Seller represent and warrant to each other that CB Richard Ellis and Ríos Commercial Properties (collectively, the “Broker”) are the sole brokers with whom it has dealt in connection with the Premises and the transactions described herein. Seller shall be liable for, and shall indemnify Purchaser against, all brokerage commissions or other compensation due to the Broker arising out of the transaction contemplated in this Agreement, which compensation shall be paid subject and pursuant to a separate agreement between Seller and the Broker. Each party hereto agrees to indemnify, defend and hold the other harmless from and against any and all claims, causes of action, losses, costs, expenses, damages or liabilities, including reasonable attorneys’ fees and disbursements, which the other may sustain, incur or be exposed to, by reason of any claim or claims by any broker, finder or other person, except (in the case of Purchaser as indemnitor hereunder) the Broker, for fees, commissions or other compensation arising out of the transactions

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contemplated in this Agreement if such claim or claims are based in whole or in part on dealings or agreements with the indemnifying party. Notwithstanding any provisions of this Agreement to the contrary, in no event shall Seller be liable for, and the foregoing indemnity of Seller shall in no event apply to, claims by any broker, finder or other person for such fees, commissions or other compensation if such claims are based upon dealings or agreements with prior owners of the Premises. The obligations and representations and warranties contained in this Section 15 shall survive the termination of this Agreement and the Closing.
16. CASUALTY; CONDEMNATION.
     (a) Casualty. If a “material” part (as hereinafter defined) of the Premises is damaged or destroyed by fire or other casualty, Seller shall notify Purchaser of such fact and, except as hereinafter provided, either party shall have the option to terminate this Agreement upon notice to the other party given not later than five (5) days after receipt of Seller’s notice. If this Agreement is so terminated, the provisions of Section 16(d) shall apply. Notwithstanding the foregoing, if a “material” part of the Premises is damaged or destroyed and Purchaser elects to terminate this Agreement as provided above, Purchaser’s election shall be ineffective if within ten (10) days after Seller’s receipt of Purchaser’s election notice, Seller shall elect by notice to Purchaser to repair such damage or destruction and shall thereafter complete such repair within 120 days after the then scheduled Closing Date at the time of Purchaser’s election. If Seller makes such election to repair, Seller shall have the right to adjourn the Closing Date one or more times for up to one hundred twenty (120) days in the aggregate in order to complete such repairs and shall have the right to retain all insurance proceeds which Seller may be entitled to receive as a result of such damage or destruction. If (i) Purchaser does not elect to terminate this Agreement, (ii) Purchaser elects to terminate this Agreement but such election is ineffective because Seller elects to repair such damage and completes such repair within such 120-day period provided above, or (iii) there is damage to or destruction of an “immaterial” part (“immaterial” is herein deemed to be any damage or destruction which is not “material”, as such term is hereinafter defined) of the Premises, Purchaser shall close title as provided in this Agreement and, at the Closing, Seller shall, unless Seller has repaired such damage or destruction prior to the Closing, (x) pay over to Purchaser the proceeds of any insurance collected by Seller, and (y) assign and transfer to Purchaser all right, title and interest of Seller in and to any uncollected insurance proceeds which Seller may be entitled to receive from such damage or destruction. A “material” part of the Premises shall be deemed to have been damaged or destroyed if the cost of repair or replacement shall be $500,000 or more as reasonably as estimated by Seller.
     (b) Condemnation: If, prior to the Closing Date, all or any “significant” portion (as hereinafter defined) of the Premises is taken by eminent domain or condemnation (or is the subject of a pending taking which has not been consummated), Seller shall notify Purchaser of such fact and either party shall have the option to terminate this Agreement upon notice to the other party given not later than five (5) days after receipt of the Seller’s notice. If this Agreement is so terminated, the provisions of Section 16(d) shall apply. If Purchaser does not elect to terminate this Agreement, or if an “insignificant” portion (“insignificant” is herein deemed to be any taking which is not “significant”, as such term is herein defined) of the Premises is taken by eminent domain or condemnation, at the Closing Seller shall assign and turnover, and Purchaser shall be entitled to receive and keep, all awards or other proceeds for such taking by eminent domain or condemnation.

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A “significant” portion of the Premises means more than ten percent (10%) of the surface area of the Land.
     (c) Notwithstanding anything contained in Section 16(a) and Section 16(b) to the contrary, if this Agreement is not terminated as provided in Section 16(a) or Section 16(b) and the insurance, eminent domain or condemnation proceeds payable with respect to the Premises as a result of any casualty or taking exceeds the Purchase Price, Seller’s obligation to pay over to Purchaser those proceeds paid to Seller prior to the Closing shall be limited to the amount of the Purchase Price and Seller shall be entitled to retain the remainder of such proceeds. To the extent that payment of all or any portion of such proceeds does not occur prior to the Closing, the parties agree that Seller shall be entitled to that portion of the proceeds in excess of the Purchase Price, which agreement shall survive the Closing. In such event, the provisions of the Deed of Lease or the Parking Lease related to casualty or condemnation, as applicable, shall apply to the relationship of the Seller and Purchaser, as lessee and lessor.
     (d) If Purchaser elects to terminate this Agreement pursuant to Section 16(a) or 16(b), this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder.
17. REMEDIES.
     (a) If the Closing fails to occur by reason of Seller’s inability to perform its obligations under this Agreement, then Purchaser, as its sole remedy for such inability of Seller, may terminate this Agreement by written notice to Seller. If Purchaser elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder. Except as set forth in this Section 17(a), Purchaser hereby expressly waives, relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason of Seller’s inability to perform its obligations hereunder.
     (b) If the Closing fails to occur by reason of Purchaser’s failure or refusal to perform its obligations hereunder, then Seller, as its sole remedy hereunder, may (i) terminate this Agreement by written notice to Purchaser or (ii) seek specific performance from Purchaser. If Seller elects to terminate this Agreement, then this Agreement shall be terminated and Seller may retain the Downpayment as liquidated damages for all loss, damage and expenses suffered by Seller, it being agreed that Seller’s damages are impossible to ascertain, and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations. Nothing contained herein shall limit or restrict Seller’s ability to pursue any rights or remedies it may have against Purchaser with respect to the Surviving Obligations.
     (c) If the Closing fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder, then Purchaser, as its sole remedy hereunder, may (i) terminate this

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Agreement by notice to Seller or (ii) seek specific performance from Seller. If Purchaser elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder. Except as set forth in this Section 17(c), Purchaser hereby expressly waives, relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason of Seller’s inability to perform its obligations hereunder. As a condition precedent to Purchaser exercising any right it may have to bring an action for specific performance as the result of Seller’s failure or refusal to perform its obligations hereunder, Purchaser must commence such an action within ninety (90) days after the occurrence of such default. Purchaser agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence such an action.
18. PURCHASER=S ACCESS TO THE PREMISES. (a) The parties hereto hereby acknowledge that prior to the date of execution of this Agreement, Purchaser and Purchaser’s Representatives have entered upon the Premises for the sole purpose of inspecting the Premises and making surveys, soil borings, engineering tests and other investigations, inspections and tests (collectively, “Investigations”). As a condition precedent to the Investigations, Purchaser has agreed to furnish to Seller, at no cost or expense to Seller, copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports relating to the Investigations which Purchaser obtained with respect to the Premises promptly after Purchaser’s receipt of same.
     (b) Purchaser hereby agrees to indemnify Seller and Seller’s Affiliates and hold Seller and Seller’s Affiliates harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements), suffered or incurred by Seller or any of Seller’s Affiliates and arising out of or in connection with (i) Purchaser’s and/or Purchaser’s Representatives’ entry upon the Premises, (ii) any Investigations or other activities conducted thereon by Purchaser or Purchaser’s Representatives, (iii) any liens or encumbrances filed or recorded against the Premises as a consequence of the Investigations or any and all other activities undertaken by Purchaser or Purchaser’s Representatives, and/or (iv) any and all other activities undertaken by Purchaser or Purchaser’s Representatives with respect to the Premises.
     For purposes of this Section 18, the term “Premises” shall exclude the Parking Spaces.
     The provisions of this Section 18 shall survive the termination of this Agreement and the Closing.
     19. PURCHASER=S INDEMNITY. Except to the extent provided in the Deed of Lease, Purchaser hereby agrees to indemnify Seller and Seller’s Affiliates against, and to hold Seller and Seller’s Affiliates harmless from all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements) asserted against or incurred by Seller or any of Seller’s Affiliates in connection with or arising out of (a) acts or omissions of Purchaser or Purchaser’s Representatives, or other matters or occurrences that take place after the Closing and relate to the ownership, maintenance or operation of the Premises, or

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(b) a breach of any representation, warranty or covenant of Purchaser contained in this Agreement. Purchaser’s obligations under this Section 19 shall survive the Closing.
20. DOWNPAYMENT. Seller shall hold the Downpayment, without being required to pay any interest thereon, and shall dispose of the Downpayment only in accordance with the following provisions:
     (a) Seller shall disburse the Downpayment as follows:
(i)	To Purchaser, without interest, if Seller has not executed a counterpart of this Agreement and delivered same to Purchaser on or before December 20, 2007 (the “Offer Expiration Date”);

(ii)	To Seller, simultaneously upon completion of the Closing;

(iii)	To Seller, in the event that (A) Purchaser has defaulted under this Agreement, or (B) this Agreement has been otherwise terminated or canceled, and Seller is thereby entitled to receive the Downpayment pursuant to the terms of this Agreement; or

(iv)	To Purchaser, without interest, in the event that (A) Seller has defaulted under this Agreement, or (B) this Agreement has been otherwise terminated or canceled, and Purchaser is thereby entitled to receive the Downpayment pursuant to the terms of this Agreement.
     (b) In the event of any dispute whatsoever among the parties with respect to disposition of the Downpayment, Purchaser and Seller shall each have such remedies as are available at law or in equity with respect thereto.
     (c) The provisions of this Section 20 shall survive the termination of this Agreement and the Closing.
21. ASSIGNMENT. This Agreement may not be assigned by Purchaser without the express written consent of Seller, which consent Seller shall have the right to withhold or grant in its sole and absolute discretion; provided, however, Purchaser shall be entitled, upon giving prior written notice to Seller, to assign its rights under this Agreement to an affiliate that is one hundred percent (100%) owned and controlled by Purchaser, which assignment shall not relieve Purchaser of any of its obligations under this Agreement.
22. ACCESS TO RECORDS. For a period of five (5) years subsequent to the Closing Date, Seller, Seller’s Affiliates and their employees, agents and representatives shall be entitled to access during business hours to all documents, books and records given to Purchaser by Seller at the Closing for tax and audit purposes, regulatory compliance, and cooperation with governmental investigations upon reasonable prior notice to Purchaser, and shall have the right, at its sole cost and expense, to make copies of such documents, books and records.

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23. NOTICES.
     (a) All notices, elections, consents, approvals, demands, objections, requests or other communications which Seller or Purchaser may be required or desire to give pursuant to, under or by virtue of this Agreement must be in writing and sent by (i) first class U.S. certified or registered mail, return receipt requested, with postage prepaid, or (ii) express mail or courier (for next business day delivery), addressed as follows:
If to Seller:
Banco Santander Puerto Rico
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Attention: General Counsel
With a copy to:
Pietrantoni Méndez & Alvarez LLP
Popular Center, 19th Floor
209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
Attention: Javier D. Ferrer, Esq.
If to Purchaser:
Colgate-Palmolive Building
Suite 308
Metro Office Park
Guaynabo, Puerto Rico 00968-1705
Attention: Jacobo Ortiz-Murias, Esq.
With a copy to:
Oronoz & Oronoz
Colgate-Palmolive Building
Suite 308
Metro Office Park
Guaynabo, Puerto Rico 00968-1705
Attention: Mario Oronoz, Esq.
     (b) Seller or Purchaser may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this Section 23. A notice or other communication sent in compliance with the provisions of this Section 23 shall be deemed given and received on (i) the third (3rd) day following the date it is

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deposited in the U.S. mail, or (ii) the date it is delivered to the other party if sent by express mail or courier.
24. PROPERTY INFORMATION AND CONFIDENTIALITY.
     (a) Purchaser agrees that, prior to the Closing, all Property Information has been and will continue to be kept strictly confidential and shall not, without the prior consent of Seller, be disclosed by Purchaser or Purchaser’s Representatives, in any manner whatsoever, in whole or in part, and will not be used by Purchaser or Purchaser’s Representatives, directly or indirectly, for any purpose other than evaluating the Premises. Moreover, Purchaser agrees that, prior to the Closing, the Property Information has been and will be transmitted only to Purchaser’s Representatives (i) who need to know the Property Information for the purpose of evaluating the Premises, and who are informed by the Purchaser of the confidential nature of the Property Information and (ii) who agree in writing to be bound by the terms of this Section 24 and Section 14(d). Prior to the delivery or disclosure of any Property Information to Purchaser’s Representatives at any time prior to the Closing, Purchaser agrees to notify Seller as to their identity and to furnish Seller with their written assumption and adoption of the terms of this Section 24 and Section 14(d), all in the form annexed hereto as Exhibit “F” and made a part hereof. The provisions of this Section 24(a) shall in no event apply to Property Information which is a matter of public record and shall not prevent Purchaser from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
     (b) Purchaser and Seller, for the benefit of each other, hereby agree that between the date hereof and the Closing Date, they will not release or cause or permit to be released any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the written consent of the other party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement, subject to the terms of Section 24(a), with any of its attorneys, accountants, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
     (c) Purchaser shall indemnify and hold Seller and Seller’s Affiliates harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements) suffered or incurred by Seller or any of Seller’s Affiliates and arising out of or in connection with a breach by Purchaser or Purchaser’s Representatives of the provisions of this Section 24.
     (d) In the event this Agreement is terminated, Purchaser and Purchaser’s Representatives shall promptly deliver to Seller all originals and copies of the Property Information referred to in clause (i) of Section 24(e) in the possession of Purchaser and Purchaser’s Representatives. Notwithstanding anything contained herein to the contrary, in no event shall Purchaser be entitled to receive a return of the Downpayment or the accrued interest thereon, if any, if and when otherwise

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entitled thereto pursuant to this Agreement until such time as Purchaser and Purchaser’s Representatives shall have performed the obligations contained in the preceding sentence.
     (e) As used in this Agreement, the term “Property Information” shall mean (i) all information and documents in any way relating to the Premises, the operation thereof or the sale thereof (including, without limitation, Licenses) furnished to, or otherwise made available for review by, Purchaser or its directors, officers, employees, affiliates, partners, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, “Purchaser’s Representatives”), by Seller or any of Seller’s Affiliates, or their agents or representatives, including, without limitation, their attorneys, accountants, consultants, brokers or advisors, and (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Purchaser or Purchaser’s Representatives containing or based, in whole or in part, on the information or documents described in the preceding clause (i), or the Investigations, or otherwise reflecting their review or investigation of the Premises.
     (f) In addition to any other remedies available to Seller, Seller shall have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against Purchaser or Purchaser’s Representatives in order to enforce the provisions of this Section 24.
     (g) The provisions of this Section 24 shall survive the termination of this Agreement and the Closing.
25. MISCELLANEOUS.
     (a) This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Agreement shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be charged.
     (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.
     (c) All prior statements, understandings, representations and agreements between the parties, oral or written, are superseded by and merged in this Agreement, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, neither party relying upon any statement, understanding, representation or agreement made by the other not embodied in this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against Seller or the party drafting this Agreement.
     (d) Except as otherwise expressly provided herein and in the Deed of Lease, Purchaser’s acceptance of the Deed of Sale shall be deemed a discharge of all of the obligations of Seller hereunder and all of Seller’s representations, warranties, covenants and agreements herein shall merge in the documents and agreements executed at the Closing and shall not survive the Closing.

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     (e) Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Seller’s Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of Seller’s Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing provisions of this Section 25(e), Purchaser hereby unconditionally and irrevocably waives any and all claims and causes of action of any nature whatsoever it may now or hereafter have against Seller’s Affiliates, and hereby unconditionally and irrevocably releases and discharges Seller’s Affiliates from any and all liability whatsoever which may now or hereafter accrue in favor of Purchaser against Seller’s Affiliates, in connection with or arising out of this Agreement or the transactions contemplated hereby. The provisions of this Section 25(e) shall survive the termination of this Agreement and the Closing.
     (f) Purchaser agrees that, wherever this Agreement provides that Purchaser must send or give any notice, make an election or take some other action within a specific time period in order to exercise a right or remedy it may have hereunder, time shall be of the essence with respect to the taking of such action, and Purchaser’s failure to take such action within the applicable time period shall be deemed to be an irrevocable waiver by Purchaser of such right or remedy.
     (g) No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.
     (h) Neither this Agreement nor any memorandum thereof shall be recorded and any attempted recordation hereof shall be void and shall constitute a default.
     (i) Delivery of this Agreement shall not be deemed an offer and neither Seller nor Purchaser shall have any rights or obligations hereunder unless and until both parties have signed and delivered an original of this Agreement. This Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
     (j) Each of the Exhibits and Schedules referred to herein and attached hereto is incorporated herein by this reference.

23

     (k) The caption headings in this Agreement are for convenience only and are not intended to be a part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.
     (l) This Agreement shall be interpreted and enforced in accordance with the laws of the Commonwealth of Puerto Rico without reference to principles of conflicts of laws.
     (m) If any provision of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable. Notwithstanding the foregoing sentence, if (i) any provision of this Agreement is finally determined by a court of competent jurisdiction to be unenforceable or invalid in whole or in part, (ii) the opportunity for all appeals of such determination have expired, and (iii) such unenforceability or invalidity alters the substance of this Agreement (taken as a whole) so as to deny either party, in a material way, the realization of the intended benefit of its bargain, such party may terminate this Agreement within thirty (30) days after the final determination by notice to the other. If such party so elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment (together with all interest accrued thereon, if any) subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder.
     (n) SELLER AND PURCHASER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY EITHER PARTY IN CONNECTION HEREWITH (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT ON THE GROUNDS THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).
[Signature Page Follows]

24

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

BANCO SANTANDER PUERTO RICO, Seller
By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

By:
	Name:	Carlos Miguel García Rodríguez
	Title:	Senior Executive Vice President

CORPORACIÓN HATO REY UNO, Purchaser
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

25

SCHEDULE 1
DESCRIPTION OF THE LAND
“URBANA: Propiedad en el Barrio Martín Peña del término municipal de San Juan, Puerto Rico, que tiene una cabida superficial de CUATRO MIL CUATROCIENTOS CUARENTA Y UNO PUNTO SIETE MIL QUINIENTOS CUARENTA Y TRES (4,441.7543) METROS CUADRADOS, equivalentes a UNO PUNTO TRECE (1.13) CUERDAS, en lindes por el NORTE, con la Avenida Quisqueya (Carretera Estatal Número Cuarenta (40)); por el SUR, con terrenos de Santesson Management Trust; por el ESTE, con la Avenida Ponce de León (Carretera Estatal Número Veinticinco (25)); y por el OESTE, con la calle Haití.”
     The Land was formed by the grouping of the following parcels of land: property number 33,783, recorded in the Registry of Property of Puerto Rico, Second Section of San Juan (the “Registry”) at page (folio) 82 of volume (tomo) 1,181 of Río Piedras Norte; property number 4,489, recorded in the Registry at overleaf of page (folio) 173 of volume (tomo) 982 of Río Piedras Norte; property number 2,859, recorded in the Registry at page (folio) 180 of volume (tomo) 231 of Río Piedras Norte; and property number 2,863, recorded in the Registry at overleaf of page (folio) 184 of volume (tomo) 1,007 of Río Piedras Norte. Said grouping was effected pursuant to Deed Number 24, executed in San Juan, Puerto Rico on the date hereof before Notary Public Antonio Rafael Molina Machargo.

Sch. 1-1

SCHEDULE 2
EXCLUDED PERSONAL PROPERTY
1.	All signs and logos of “Santander” attached to the Building.

2.	All equipment, furniture and fixtures in the Building, other than the fixtures included in Schedule 1 hereto.

Sch. 2-1

SCHEDULE 3
PERMITTED ENCUMBRANCES
Purchaser shall take title to the Premises subject to:
1.	Present and future zoning laws, ordinances, resolutions, orders and regulations of all local municipal, state, commonwealth or federal governments having jurisdiction over the Premises and the use of improvements thereon.

2.	All covenants, restrictions, easements, encumbrances, liens and agreements of record.

3.	Beams and beam rights and party walls and party wall agreements.

4.	Such state of facts as a current, accurate survey of the Premises would disclose.

5.	Such state of facts as a physical inspection of the Premises and of the appurtenances, fixtures, equipment and personal property included in this sale would disclose.

6.	The lien of any unpaid real estate taxes, water charges and sewer rents for the fiscal year(s) or other applicable period in which the Closing occurs, provided same are apportioned at the Closing in accordance with this Agreement.

7.	(a) The lien of all unpaid tax assessments encumbering the Premises on the date of this Agreement, and installments thereof, due and payable on or after the Closing Date, and (b) the lien of all unpaid tax assessments which first encumber the Premises subsequent to the date of this Agreement, and installments thereof, whether due and payable prior to, on or after the Closing Date, subject to Section 3(a)(i) of this Agreement.

8.	All liens and encumbrances resulting from the Investigations or any and all other activities undertaken by Purchaser or Purchaser’s Representatives.

9.	Rights, if any, of any utility company to construct and/or maintain lines, pipes, wires, cables, poles, conduits and distributions boxes and equipment in, over, under, and/or upon the Premises or any portion thereof.

10.	Building codes and restrictions heretofore or hereafter adopted by any public agency.

11.	Encroachments of stoops, areas, cellar, steps, trim, cornices, retaining walls, windows, window sills, ledges, fire escapes, doors, door caps, projecting air conditioner units or equipment, hedges, railings, coping, cellar doors or fences, if

Sch. 3-1

any, upon any street, highway, sidewalk or adjoining premises; variations between record line and retaining walls; encroachments of adjoining premises upon the Premises.

12.	Variations between the description contained in Schedule “1” and the tax map description of the Premises.

13.	Right, lack of right or restricted right of any owner of the Premises to construct and/or maintain fuel tanks, coal chutes, electric transformers, sidewalk elevators, gratings, manholes, hoists or excavations under, in, upon or over any street, highway, sidewalk or adjoining Premises.

14.	The printed standard exceptions listed in Schedule “B” of the Title Commitment.

15.	The right and obligations of the Seller under the surface right and right-of-way easement in favor of property number 33,781, constituted pursuant to Deed No. 20, executed in San Juan, Puerto Rico on March 16, 1983 before Notary Public Manuel Correa Calzada and recorded in the Registry of Property of Puerto Rico, Second Section of San Juan at overleaf of page (folio) 82 of volume (tomo) 1,181 of Río Piedras Norte, property number 33,783, second inscription.

Sch. 3-2

SCHEDULE 4
LEASES
None.

Sch. 4-1

EXHIBIT A
DEED OF SALE

Exh. A-1

EXHIBIT B
ASSIGNMENT AND ASSUMPTION OF LICENSES
     ASSIGNMENT AND ASSUMPTION LICENSES, dated December 20, 2007, between BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Assignor”), and CORPORACIÓN HATO REY UNO, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Assignee”).
WITNESSETH
     WHEREAS, Assignor has this day sold and conveyed to assignee the real property more particularly described in Schedule “1” annexed hereto and made a part hereof (the “Premises”).
     NOW, THEREFORE, in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest, if any, in and to (i) all of the licenses, permits, certificates, approvals, authorizations and variances issued for or with respect to the Premises by any governmental authority set forth on Schedule “2” annexed hereto and made a part hereof (collectively, the “Licenses”); and (ii) Deed Number 20 of Surface Right executed in San Juan, Puerto Rico on March 16, 1983 before Notary Manuel Correa Calzada and recorded at page 62 of volume 1181 of Río Piedras Norte, property number 33,783 (the “Deed”).
     TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever, from and after the date hereof, subject to the terms, covenants, conditions and provisions of the Licenses and the Deed.
     ASSIGNEE HEREBY ACCEPTS the foregoing assignment and assumes and agrees to perform all of the obligations of Assignor under the Licenses and the Deed accruing from and after the date hereof; and
     ASSIGNEE FURTHER AGREES to defend and indemnify Assignor and any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other person or entity affiliated with Assignor (collectively, “Assignor’s Affiliates”) against, and to hold Assignor and Assignor’s Affiliates harmless from, any and all claims, demands, causes of action, losses, damages, liabilities, and costs and expenses (including, without limitation, attorney’s fees and disbursements), whether foreseen or unforeseen, asserted against or incurred by Assignor or any of Assignor’s Affiliates in connection with or arising out of acts or omissions of Assignee or its directors, officers, employees, affiliates, partners, brokers, agents, contractors, consultants and/or representatives, or other matters or occurrences that take place, from and after the date hereof relating to the Licenses and the Deed.

Exh. B-1

     Assignee hereby unconditionally and irrevocably waives any and all claims and causes of action of any nature whatsoever it may now or hereafter have against Assignor or Assignor’s Affiliates, and hereby unconditionally and irrevocably fully releases and discharges Assignor and Assignor’s Affiliates from any and all liability whatsoever which may now or hereafter accrue in favor of Assignee against Assignor or Assignor’s Affiliates, in connection with or arising out of the Licenses and the Deed.
     This Assignment and Assumption of Licenses is made without any covenant, warranty or representation by, or recourse against, Assignor or Assignor’s Affiliates of any kind whatsoever.
     IN WITNESS WHEREOF, this Assignment and Assumption of Contracts and Licenses has been executed on the date and year first above written.

ASSIGNOR: BANCO SANTANDER PUERTO RICO
By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

By:
	Name:	Carlos Miguel García Rodríguez
	Title:	Senior Executive Vice President

ASSIGNEE: CORPORACIÓN HATO REY UNO
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

Exh. B-2

Affidavit No.
     Acknowledged and subscribed before me, by the following persons, personally known to me, in San Juan, Puerto Rico, this 20th day of December, 2007: Rafael Samuel Bonilla Rodríguez, of legal age, married, executive and resident of San Juan, Puerto Rico, in his capacity as Senior Vice President of Banco Santander Puerto Rico; Carlos Miguel García Rodríguez, of legal age, married, executive and resident of Guaynabo, Puerto Rico, in his capacity as Senior Executive Vice President of Banco Santander Puerto Rico and Jacobo Ortiz Murias, of legal age, married, attorney-at-law and resident of Dorado, Puerto Rico, in his capacity as President of Corporación Hato Rey Uno.

Notary Public

Exh. B-3

EXHIBIT C
BILL OF SALE
     KNOW ALL MEN BY THESE PRESENTS, that BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Seller”), for good and valuable consideration paid to Seller by CORPORACIÓN HATO REY UNO, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Purchaser”), the receipt and sufficiency of which are hereby acknowledged, does hereby sell, grant, convey and transfer to Purchaser all of Seller’s right, title and interest, if any, in and to all the fixtures, machinery, equipment, supplies and other articles of personal property described in Schedule “1” annexed hereto and made a part hereof which are attached or appurtenant to, or used in connection with, the real property more particularly described in Schedule “1” annexed hereto and made a part hereof (the “Premises”), but excluding property (i) removable by any tenants pursuant to their respective leases, licenses or other occupancy agreements covering portions of the Premises, (ii) owned by public utility suppliers and (iii) owned by any cleaning or other independent contractors (collectively, the “Personal Property”).
     TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever, from and after the date hereof.
     Purchaser hereby unconditionally waives any and all claims and causes of action of any nature whatsoever it may now or hereafter have against Seller or any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other person or entity affiliated with Seller (collectively, “Seller’s Affiliates”), and hereby unconditionally and irrevocably fully releases Seller and Seller’s Affiliates from any and all liability whatsoever which may now or hereafter accrue in favor of Purchaser against Seller or Seller’s Affiliates, in connection with or arising out of the Personal Property.
     This Bill of Sale is made without any covenant warranty or representation by, or recourse against, Seller or Seller’s Affiliates of any kind whatsoever.
     IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale on December 20, 2007.

SELLER: BANCO SANTANDER PUERTO RICO
By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

Exh. C-1

By:
	Name:	Carlos Miguel García Rodríguez
	Title:	Senior Exectuive Vice President

PURCHASER: CORPORACIÓN HATO REY UNO
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

Affidavit No. _____
     Acknowledged and subscribed before me, by the following persons, personally known to me, in San Juan, Puerto Rico, this 20th day of December, 2007: Rafael Samuel Bonilla Rodríguez, of legal age, married, executive and resident of San Juan, Puerto Rico, in his capacity as Senior Vice President of Banco Santander Puerto Rico; Carlos Miguel García Rodríguez, of legal age, married, executive and resident of Guaynabo, Puerto Rico, in his capacity as Senior Executive Vice President of Banco Santander Puerto Rico and Jacobo Ortiz Murias, of legal age, married, attorney-at-law and resident of Dorado, Puerto Rico, in his capacity as President of Corporación Hato Rey Uno.

Notary Public

Exh. C-2

EXHIBIT D
DEED OF LEASE

Exh. D-1

EXHIBIT E
DEED OF EASEMENT

Exh. E-1

EXHIBIT F
ASSUMPTION OF PURCHASER=S CONFIDENTIALITY AGREEMENT
BY PURCHASER=S REPRESENTATIVE
[Letterhead of Purchaser’s Representative]
[Date]
Banco Santander Puerto Rico
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Re:	[Name or other description of property and street address or other description of location] (the “Premises”)
Ladies/Gentlemen:
     Reference is made to a certain Sale-Purchase Agreement dated                               , 2007 (the “Sale-Purchase Agreement”) between Banco Santander Puerto Rico (“Seller”) and                                (“Purchaser”) relating to Purchaser’s acquisition of the Premises from Seller (the “Transaction”). Except as otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Sale-Purchase Agreement.
     In consideration of Seller giving the undersigned access to the Premises and/or to the Property Information, the undersigned agrees for the benefit of Seller and Seller’s Affiliates as follows:
1.	In connection with the Transaction, the undersigned is acting as a Purchaser’s Representative. The undersigned acknowledges that it has been furnished by Purchaser with a copy of the relevant provisions of the Sale-Purchase Agreement and agrees to comply with, and to be bound by, those terms and provisions of the Sale-Purchase Agreement applicable in any way to the undersigned’s performance of its activities as a Purchaser’s Representative, including, without limitation, those contained in Section 24 thereof, with the same full force and effect as if the undersigned were a party to the Sale-Purchase Agreement, and such terms are hereby incorporated into this letter agreement by this reference and made a part hereof. Without limiting the operation of the foregoing provisions of this Paragraph 1, the undersigned hereby agrees, with regard to the undersigned’s performance of its activities as a Purchaser’s Representative, to indemnity and hold harmless Seller and Seller’s Affiliates in the manner and to the same extent as provided in Section 24(c) of the Sale-Purchase Agreement.

Exh. F-1

2.	The undersigned further expressly acknowledges and agrees to the provisions of Section 14(c) and Sections 25(a), (b), (e), (g), (l) and (n) of the Sale-Purchase Agreement, all with the same force and effect as if the undersigned were a party to the Sale-Purchase Agreement, and such Sections are hereby incorporated into this letter agreement by this reference and made a part hereof.

3.	The provisions of Paragraph 1 and 2 above shall survive the termination of this letter agreement and the Sale-Purchase Agreement, and the Closing.

Very truly yours, [PURCHASER=S REPRESENTATIVE]

By:
Name:
Title:

Exh. F-2

I CERTIFY: That on the date of execution I issued a FIRST CERTIFIED COPY of this Deed to Jacobo Ortiz Murias, I ATTEST AND GIVE FAITH. -----------
NOTARY PUBLIC
-------------- NUMBER TWENTY-FOUR (24) -------------
DEED OF GROUPING AND PURCHASE AND SALE
(HQ Office Building)
--- In the Municipality of San Juan, Commonwealth of Puerto Rico, this twentieth (20th) day of December, two thousand seven (2007). -------------------------
--------------------- BEFORE ME --------------------
--- ANTONIO R. MOLINA MACHARGO, Attorney-at-Law and Notary in and for the Commonwealth of Puerto Rico, with residence in San Juan, Puerto Rico and offices on the nineteenth (19th) floor of the Banco Popular Center Building, two hundred nine (209) Muñoz Rivera Avenue, in the Hato Rey Ward of the Municipality of San Juan, Puerto Rico. -----------------------------
----------------------- APPEAR -----------------------
--- AS PARTY OF THE FIRST PART: BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the “Seller”), Employer Identification Number 66-0312389, represented herein by its Senior Executive Vice President, Carlos Miguel García Rodríguez, who is of legal age, married, banker and resident of Guaynabo, Puerto Rico, and by its Senior Vice President, Rafael Samuel Bonilla Rodríguez, who is of legal age, married, attorney-at-law and resident of San Juan, Puerto Rico, who have been duly authorized to execute this Deed pursuant to a resolution of the Board of Directors of the Seller, as evidenced by a Certificate of Resolution executed on December eighteen (18), two thousand seven (2007) by the Secretary of the Seller, Rafael Samuel Bonilla Rodríguez, before Notary Public Xiomara I. Cebollero Dávila. --------------------------------------------
--- AS PARTY OF THE SECOND PART: CORPORACIÓN HATO REY

1

UNO, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the “Purchaser”), Employer Identification Number 66-0705064, represented herein by its President, Jacobo Ortiz Murias, who is of legal age, married, attorney-at-law and resident of Dorado, Puerto Rico, who has been duly authorized to execute this Deed pursuant to a resolution of the Board of Directors of the Purchaser, as evidenced by a Certificate of Corporate Resolution executed on December nineteen (19), two thousand seven (2007) by the Secretary of the Purchaser, Mario M. Oronoz Rodríguez, before Notary Public Jacobo Ortiz Murias.
--- I, the Notary, do hereby certify that I personally know the appearing parties of the FIRST AND SECOND PARTS, and I further certify from their statements as to their age, civil status, occupation and residence. They assure me that they have, and in my judgment they do have, the necessary legal capacity for this act, and they freely and voluntarily ---------------
----------------------- STATE -----------------------
--- FIRST: Title, Liens and Encumbrances. The Seller represents and warrants that it is the owner in fee simple (pleno dominio) of a the following parcels of land (the AProperties@) located in the Municipality of San Juan, Puerto Rico, described in the Registry of Property of Puerto Rico, Second Section of San Juan (the ARegistry@), as follows: -------------
Property Number 33,783. ----------------------------
----- “URBANA: Precio de terreno radicado en el Barrio Martín Peñas del Municipio de San Juan, Puerto Rico, con una cabida superficial de mil novecientos sesenta y tres punto dos seis cuatro cuatro (1,963.2644) metros cuadrados y en lindes por el NORTE, con terreno propiedad del señor Don Santesson y su esposa Carmelina Martínez de Santesson; por el SUR, con terrenos propiedad del Banco de Santander —

2

Puerto Rico, a todo lo largo de su colindancia; por el ESTE, en treinta y tres punto nueve dos tres uno (33.9231) metros, con la Calle Haití; y por el OESTE, en veinte punto tres tres nueve cuatro (20.3394) metros, con la Avenida Ponce de León.” -------------
----- The real property described above (“Property No. 33,783”) is recorded in the Registry at page (folio) eighty-two (82) of volume (tomo) one thousand one hundred eighty-one (1,181) of Río Piedras Norte, property number thirty-three thousand seven hundred eighty-three (33,783). -----------------------------
----- The Seller acquired Property No. 33,783 by grouping pursuant to Deed Number Nineteen (19), executed in San Juan, Puerto Rico on March sixteen (16), nineteen hundred eighty-three (1983) before Notary Public Manuel Correa Calzada, recorded in the Registry at page (folio) eighty-two (82) of volume (tomo) one thousand one hundred eighty-one (1,181) of Río Piedras Norte, property number thirty-three thousand seven hundred eighty-three (33,783), first (1st) inscription. ----------------------------------
----- Property No. 33,783 is subject to the following liens and encumbrances of record:-------------------------
------- (a) By its origin: Free and clear of liens and encumbrances.
------- (b) By itself: Right-of-way easement and perpetual surface right constituted pursuant to Deed Number Twenty (20), executed in San Juan, Puerto Rico on March sixteen (16), nineteen hundred eighty-three (1983) before Notary Public Manuel Correa Calzada, recorded in the Registry at overleaf of page (folio) eighty-two (82) of volume (tomo) one thousand one hundred eighty-one (1,181) of Río Piedras Norte, property number thirty-three thousand seven hundred eighty-three (33,783), second (2nd) inscription. ------

3

Property Number 4,489. ---------------------------
----- “URBANA: En el Barrio Martín Peña del término municipal de Río Piedras hoy San Juan capital de Puerto Rico, con un área de mil ciento dieciocho punto cero uno uno siete (1,118.0117) metros cuadrados, equivalentes a cero punto dos ocho cuatro cinco (0.2845) cuerdas que se describe así: comenzando en el punto número cinco (5) que es la esquina Suroeste del solar y con un rumbo Norte veinticuatro (24) grados treinta y nueve (39) minutos siete (7) segundos Oeste y una distancia de veinte punto dos cinco cuatro (20.254) metros, colinda con terrenos del Sr. Santenson al punto número Seis (6) con rumbo Norte veinticuatro (24) grados veintiocho (28) minutos cuarenta y dos (42) segundos Oeste, una distancia de catorce punto setecientos ochenta y seite (14.787) metros y colindando en todo su lado con solares número uno (1) de la Sucesión Matos Molfulleda, al punto número Doce (12), que es un clavo de acero en la esquina del edificio existente; con rumbo Norte ochenta y dos (82) grados veintiocho (28) minutos veintiún (21) segundos Este y una distancia de treinta y seis punto cinco uno nueve (36.519) metros colindando con la calle Quisquella al punto número cuatro (4) que es un clavo en la esquina del solar; con rumbo Sur veinticinco (25) grados treinta y cinco (35) minutos ocho (8) segundos Este y y una distancia de trece punto ocho uno cinco (13.815) metros colindando con la calle Haití al punto número tres (3), que es la esquina del edificio existente y con un rumbo Sur treinta y cuatro (34) grados cincuenta (50) minutos treinta y uno (31) segundos Este, distancia de catorce punto ocho siete dos (14.872) metros con la calle Haití al punto número dos (2) que es la esquina de la verja de bloques, con rumbo Sur setenta y dos (72) grados veintisiete (27) minutos cincuenta y un (51) segundos Oeste y distancia de treinta y cinco punto cuatro nueve dos (35.492) metros colindado en todo su largo con el solar número dos (2) de la Sucesión de Mateo Molfulleda al punto número cinco (5) que es el punto de origen.” ----------------------------------------
----- The real property described above (“Property No. 4,489”) is recorded in the Registry at overleaf of page (folio) one hundred seventy-three (173) of volume (tomo) nine hundred eighty-two (982) of Río Piedras Norte, property number four thousand four hundred eighty-nine (4,489). -----------------------
----- The Seller acquired Property No. 4,489 pursuant to Deed Number Ninety-Four (94), executed in San Juan, Puerto Rico on May thirty-one (31), nineteen hundred seventy-eight (1978) before Notary Public Manuel Correa Calzada, recorded in the Registry at

4

overleaf of page (folio) one hundred seventy-three (173) of volume (tomo) nine hundred eighty-two (982) of Río Piedras Norte, property number four thousand four hundred eighty-nine (4,489), fourteenth (14th) inscription. ----------------------------------------
----- Property No. 4,489 is subject to the following liens and encumbrances of record: -----------------
------- (a) By its origin: Free and clear of liens and encumbrances. ----------------------------------
------- (b) By itself: Free and clear of liens and encumbrances. ---------------------------------------
Property Number 2,859. ----------------------------
----- “URBANA: Solar o predio de terreno compuesto de seiscientos noventa y uno punto cero cero (691.00) metros cuadrados, marcado con el número veintiuno (21) del lote A del plano levantado por B.S. Jiménez en marzo de mil novecientos quince (1915) para modificar la situación de la Avenida en los planos de la finca Buenavista, hechos por Don Gandía Córdova, el cual solar esté situado en el Barrio Hato Rey de Río Piedras, término Municipal de San Juan, Puerto Rico, colindante por el NORTE en treinta y cuatro punto cero cuatro (34.04) metros con terrenos de Don Benjamin Otero que forman el solar número uno (1) del mencionado lote A; por el SUR en treinta y cinco punto cero cero (35.00) metros con terrenos de Rafael Fabián, Antonio Daulet y Josefina S. viuda de Riera; por el Este en veinte punto cero cero (20.00) metros con la finca principal de Mateo Molfulleda Pascual; y por el Oeste en veinte punto cero dos (20.02) metros con la Carretera central, o sea, la que une San Juan y Ponce. Contiene una casa de hormigón, terrera, techada de hierro galvanizado con un anexo de los mismos materiales para garaje y habitación para la servidumbre.” ---------------------------------------
----- The real property described above (“Property No. 2,859”) is recorded in the Registry at page (folio) thirty-one (31) of volume (tomo) one thousand seventeen (1,017) of Río Piedras Norte, property number two thousand eight hundred fifty-nine (2,859).
The Seller acquired Property No. 2,859 pursuant to Deed Number Twenty (20), executed in San Juan, Puerto Rico on March sixteen (16), nineteen hundred eighty-three (1983) before Notary Public Manuel

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Correa Calzada, recorded in the Registry at page (folio) thirty-one (31) of volume (tomo) one thousand seventeen (1,017) of Río Piedras Norte, property number two thousand eight hundred fifty-nine (2,859), ninth (9th) inscription. ------------------------------
----- Property No. 2,859 is subject to the following liens and encumbrances of record: ------------------
------- (a) By its origin: Free and clear of liens and encumbrances. ----------------------------------
------- (b) By itself: Free and clear of liens and encumbrances. ---------------------------------------
Property Number 2,863. ----------------------------
----- “URBANA: Propiedad en el Barrio Martín Peña del término municipal de Río Piedras, hoy San Juan, Capital de Puerto Rico, que consta de un área superficial de seiscientos sesenta y nueve punto cuatro siete ocho dos (669.4782) metros cuadrados equivalentes a cero punto uno siete cero tres (0.1703) cuerdas y que se describe como sigue: Comenzando en el punto número diez (10) que es un clavo de acero en la esquina SURESTE del solar y con un rumbo N veintiocho grados nueve pies veinticuatro pulgadas O (N 28º9’24“O) y con una distancia de veinticuatro punto cuatro uno uno (24.411) metros, colindando con la Avenida Ponce de León, al punto número once (11), que es un clavo de acero en la esquina; con rumbo N ochenta y un grados quince pies veintiuna pulgadas E (N 81º 15’21” E) y con una distancia de treinta y seis punto cinco seis uno (36.561) metros y colindando con la Calle Quisquella, al punto número doce (12) que es un clavo en la esquina del edificio existente; con rumbo S veinticuatro grados veintiocho pies cuarenta y dos pulgadas E (S 24º 28’42” E) y con una distancia de catorce punto siete ocho cinco (14.785) metros y colindando con todo su largo con el solar número tres (3) de la Sucesión Mateo Molfulleda al punto número seis (6) que es la esquina del solar con un rumbo S sesenta y seis grados seis pies diez pulgadas O (S 66º 6’10” O), con una distancia de treinta y tres punto seis dos siete (33.627) metros y colindando en todo su largo con un predio de terreno propiedad del Sr. Santesson al punto número diez (10) que es su punto origen de esta descripción.” -----------------
----- The real property described above (“Property No. 2,863”) is recorded in the Registry at overleaf of page (folio) one hundred eighty-four (184) of volume (tomo) one thousand seven (1,007) of Río Piedras Norte, property number two thousand eight hundred

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sixty-three (2,863). -------------------------------
----- The Seller acquired Property No. 2,863 pursuant to Deed Number Ninety-Four (94), executed in San Juan, Puerto Rico on May thirty-one (31), nineteen hundred seventy-eight (1978) before Notary Public Manuel Correa Calzada, recorded in the Registry at overleaf of page (folio) one hundred eighty-four (184) of volume (tomo) one thousand seven (1,007) of Río Piedras Norte, property number two thousand eight hundred sixty-three (2,863), fourteenth (14th) inscription. ---------------------------------------
----- Property No. 2,863 is subject to the following liens and encumbrances of record: ------------------
------- (a) By its origin: Free and clear of liens and encumbrances. ----------------------------------
------- (b) By itself: Free and clear of liens and encumbrances. ---------------------------------------
----- For purposes of this Deed, Property No. 33,783, Property No. 4,489, Property No. 2,859 and Property No. 2,863 are hereinafter referred to collectively as the “Properties.” -----------------------------------
--- SECOND: Grouping of the Properties. ---------------
----- One. Grouping. The Seller hereby represents that the Properties are adjacent and contiguous to each other, and thus the Seller proceeds in this act to group the Properties to form a single and independent parcel, with the following description (hereinafter referred to as the “Grouped Parcel”): ---
----- “URBANA: Propiedad en el Barrio Martín Peña del término municipal de San Juan, Puerto Rico, que tiene una cabida superficial de CUATRO MIL CUATROCIENTOS CUARENTA Y UNO PUNTO SIETE MIL QUINIENTOS CUARENTA Y TRES (4,441.7543) METROS CUADRADOS, equivalentes a UNO PUNTO TRECE (1.13) CUERDAS, en lindes por el NORTE, con la Avenida Quisqueya (Carretera Estatal Número Cuarenta (40)); por el SUR, con terrenos de Santesson Management Trust; por el ESTE, con la Avenida Ponce de León (Carretera Estatal Número

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Veinticinco (25)); y por el OESTE, con la calle Haití.” ---------------------------------------------
----- Two. Liens and Encumbrances Affecting the Grouped Parcel. The Grouped Parcel, by its origin, will be subject to the liens and encumbrances affecting each of the Properties that are described in Article FIRST of this Deed. -----------------------
----- Three. Valuation. For purposes of recordation in the Registry, the Seller assigns a value to the Grouped Parcel equal to the purchase price set forth in Section Two of Article THIRD of this Deed. -----------
--- THIRD: Purchase and Sale. The Seller has agreed to sell, convey and transfer the Grouped Parcel to the Purchaser, and the Purchaser has agreed to purchase and acquire the Grouped Parcel from the Seller, in accordance with the following ----------------------
---------------- TERMS AND CONDITIONS ---------------
----- One. Sale and Transfer. The Seller hereby sells, conveys and transfers to the Purchaser, free and clear of any liens and encumbrances, except for the liens and encumbrances described in Article SECOND of this Deed and the Permitted Encumbrances (as such term is defined in the Sale Agreement described below), and the Purchaser hereby purchases and acquires from the Seller, the Grouped Parcel together with all of its rights, buildings, structures, improvements, easements, servitudes and appurtenances thereto. -----------------------------
----- Two. Purchase Price. The purchase price of the Grouped Parcel is the amount of THIRTY-ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($31,500,000) which shall not be subject to adjustment for any reason (precio alzado), which amount the Seller acknowledges having received from the Purchaser prior to this act

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to the Seller=s full satisfaction, and, consequently, the Seller acknowledges receipt of payment in full of the purchase price for the Grouped Parcel. ---------
----- Three. Sale Agreement. The Seller and the Purchaser hereby agree that this Deed is entered into and is subject to that certain Sale-Purchase Agreement, dated as of December twenty (20), two thousand seven (2007)(the “Sale Agreement”), by and between the Seller and the Purchaser. All of the representations, warranties, indemnities, agreements, limitations and disclaimers made and/or agreed to by the Seller and the Purchaser in the Sale Agreement are hereby expressly ratified and confirmed and shall survive the execution of this Deed for the periods set forth therein. -----------------------------------
----- Four. WAIVER OF WARRANTIES. NOTWITHSTANDING ANYTHING SET FORTH HEREIN AND IN THE SALE AGREEMENT, THE SELLER HEREBY DISCLAIMS, AND THE PURCHASER WAIVES AND RELEASES THE SELLER OF, THE WARRANTY AGAINST LATENT AND HIDDEN DEFECTS IMPOSED UPON SELLERS OF REAL PROPERTY PURSUANT TO ARTICLE ONE THOUSAND THREE HUNDRED AND SIXTY-THREE (TWO) (1,363(2)) OF THE CIVIL CODE OF PUERTO RICO. THE PURCHASER DECLARES AND ACKNOWLEDGES THAT IT HAS AGREED TO THE WAIVER OF THE WARRANTY AGAINST LATENT AND HIDDEN DEFECTS SET FORTH IN THE PRECEDING SENTENCE WITH FULL AND COMPLETE KNOWLEDGE OF THE RISKS AND LEGAL CONSEQUENCES WHICH SUCH WAIVER ENTAILS. THE PURCHASER HEREBY ACCEPTS TITLE TO THE GROUPED PARCEL SUBJECT TO THE FACTS, CIRCUMSTANCES, DEFECTS AND PROBLEMS WHICH EXIST AT THIS TIME AND AS OF THE DATE OF THE AGREEMENT ON AN “AS-IS, WHERE-IS” BASIS AND THE PURCHASER DECLARES, AGREES AND ACCEPTS THAT IT IS NOT RELYING ON ANY

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REPRESENTATION OR WARRANTIES OF THE SELLER OR ANY OTHER PERSON AS TO THE STATE OF THE GROUPED PARCEL, OTHER THAN AS SET FORTH HEREIN AND IN THE SALE AGREEMENT. ------------------------------------------
----- Five. Taxes; Apportionment. All real property taxes and assessments corresponding to the Grouped Parcel up to the date prior to the date of execution of this Deed shall be for the account of the Seller and, thereafter, for the account of the Purchaser.
----- Six. Right to Possession. This Deed shall entitle the Purchaser to enter into immediate possession of the Grouped Parcel without any additional formality or request. -------------------
----- Seven: Expenses of Deed. The Internal Revenue and Legal Assistance stamps required for the original of this Deed shall be for the account of the Seller, and the Internal Revenue stamps and Legal Assistance for the first certified copy of this Deed and the fees for its recordation in the Registry shall be for the account of the Purchaser. The notarial tariff incurred in connection with the execution of this Deed shall be for the account of the Seller. -------
----- Eight: Successors and Assigns. All of the terms, conditions and provisions of this Deed shall apply to and be binding upon the successors and assigns of the appearing parties and all the persons claiming under or through them. -----------------------------------
--- FOURTH: Headings. The headings of the Articles of this Deed are for convenience and are not to be deemed to be controlling over the text of any such Article. -------------------------------------------
--- FIFTH: Further Assurances. The parties hereto agree to execute and deliver any additional

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instruments and documents which may be necessary to record the transaction contemplated by this Deed in the Registry. Any costs and expenses incurred in connection with the execution of any additional instruments and documents shall be for the account of the party or parties at fault, except that each party shall pay the fees of their respective counsel. ----
--- SIXTH: Interpretation. This Deed shall be interpreted without regard to any presumption or rule requiring construction against the party causing this Deed to be drafted. --------------------------------
--- SEVENTH: Request to the Registrar. The Honorable Registrar of the Property is respectfully requested to record (i) grouping of the Properties to form the Grouped Parcel as a separate and independent parcel in the records of the Registry, and (ii) the sale to the Purchaser of the Grouped Parcel and the transfer of fee simple (pleno dominio) title thereto in favor of the Purchaser as set forth in Article THIRD of this Deed. -------------------------------------------
--------- ACCEPTANCE, WARNINGS AND EXECUTION--------
--- The appearing parties fully ratify and confirm the statements contained herein, and find this Deed as drafted to their entire satisfaction, having I, the Notary, made to the appearing parties the necessary legal warnings concerning the execution of this Deed, including, but not limited to (i) the meaning and legal effects of the execution of this Deed; (ii) the fact that this Deed was prepared in reliance on four title abstracts prepared on December six (6), two thousand seven (2007), December seven (7), two thousand seven (2007) and December eleven (11), two thousand seven (2007) by Hato Rey Title Insurance

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Agency, Inc., an independent contractor, and not by the Notary, and, therefore, the Notary is released from any and all liability with respect to any error or omission committed in the preparation of such title abstracts; (iii) that subsequent to the date of such title abstracts and before the presentation for recording of this Deed other documents may be presented or recorded in the Registry that may affect the title to the Properties and/or achieve priority over this Deed; (iv) of the convenience of accrediting the state of liens and encumbrances of the Properties with the corresponding certification of the Registry or direct corroboration by examining the books of the Registry, and that the negative certification of the Registry does not exclude the possibility of liens recorded after the date of the certification; (v) that if any of the Properties is located in a flood zone, the owner or party in possession of such Property is required to observe and comply with the regulations applicable to flood zone areas, including, without limitation, the provisions contained in 23 L.P.R.A. $225 et. seq.; (vi) of the importance of recording a certified copy of this Deed in the Registry and the costs relating thereto; (vii) of the consequences that would result if a certified copy of this Deed is not recorded in the Registry; (viii) of the desirability of performing a search of the records of the Municipal Revenue Collection Center (CRIM) to the determine the payment status of the real property taxes applicable to the Properties; (ix) that real property taxes for the last five (5) years and the current tax year constitute a senior, preferred statutory lien on the

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Properties; and (x) that the transactions effected pursuant to this Deed are subject to the applicable tax statutes and regulations. ----------------------
--- I, the Notary, warned the Purchaser of the risks and legal consequences related to the waiver of warranty against latent or hidden defects made by the Purchaser in Section Four of Article THIRD of this Deed. ----------------------------------------------
--- I, the Notary, hereby certify that this Deed was read by the persons appearing herein; that I advised them of their right to have witnesses present at the execution hereof, which right they waived; that they acknowledged that they understood the contents of this Deed and the legal effect thereof; and that thereupon they signed this Deed before me and affixed their initials to each and every page hereof. ------
--- I the Notary, do hereby certify as to everything stated or contained in this instrument. I, the Notary, ATTEST AND GIVE FAITH. ---------------------

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--- Signed: JACOBO ORTIZ MURIAS, CARLOS MIGUEL GARCÍA RODRÍGUEZ and RAFAEL SAMUEL BONILLA RODRÍGUEZ. -------------------------
--- Signed, sealed, marked and flourished: ANTONIO R. MOLINA MACHARGO. ----------------------------------------------------
--- The corresponding internal revenue and notarial stamps have been canceled on the original. -----------------------------------------
--- The initials of the appearing parties have been affixed on each page (folio) of the original. ---------------------------
--- I, the Notary, certify that the foregoing is a true and exact copy of Deed Number Twenty-Four (24), the original of which forms part of my protocol of public instruments for the year two thousand and seven (2007), which contains thirteen (13) pages (folios). ----------------------------------------------------
--- IN WITNESS WHEREOF, and at the request of Jacobo Ortiz Murias, I issue the FIRST certified copy of this Deed, in San Juan, Puerto Rico, this twentieth (20th) day of December, two thousand seven (2007). ---------------------------------------

Notary Public

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LEASE AGREEMENT
(HQ Office Building)
Between
CORPORACIÓN HATO REY UNO, as Landlord
And
BANCO SANTANDER PUERTO RICO, as Tenant
December 20, 2007

Exhibits

Exhibit “A”	—	Legal Description of the Land
Exhibit “B”	—	Permitted Exceptions
Exhibit “C”	—	Form of Estoppel Certificate

i

TABLE OF DEFINED TERMS
     The following capitalized terms are defined in the respective Section of the Agreement identified below:
     “Annex Building” — as such term is defined in Article I hereof.
     “Annex Improvements” — as such term is defined in Section 8.2 hereof.
     “Appraiser” — as such term is defined in Section 4.3(a) hereof.
     “Buildings” — as such term is defined in Article I hereof.
     “Change of Control” — as such term is defined in Section 21.1 hereof.
     “Control Group” — as such term is defined in Section 21.1 hereof.
     “CPI” — as such term is defined in Section 4.2 hereof.
     “Effective Date” — as such term is defined in the opening paragraph hereof.
     “Election Period” — as such term is defined in Section 21.1(b) hereof.
     “Exercise Notice” — as such term is defined in Section 21.1(b) hereof.
     “FMRV” — as such term is defined in Section 4.3 hereof.
     “First Refusal Purchase Price” — as such term is defined in Section 21.1(a) hereof.
     “First Refusal Right” — as such term is defined in Section 21.1 hereof.
     “Hazardous Substances” — as such term is defined in Section 19.1 hereof.
     “Initial Period” — as such term is defined in Section 21.1(c) hereof.
     “Interest Rate” — as such term is defined in Article XII hereof.
     “Land” — as such term is defined in Article I hereof.
     “Landlord” — as such term is defined in the opening paragraph hereof.
     “Lease” — as such term is defined in the opening paragraph hereof.
     “Lease Year” — as such term is defined in Section 3.1 hereof.

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     “Leasehold Mortgage” — as such term is defined in Section 18.2 hereof.
     “Leasehold Mortgagee” — as such term is defined in Section 18.2 hereof.
     “Landlord’s Restoration Obligations” — as such term is defined in Article X hereof.
     “Main Office Building” — as such term is defined in Article I hereof.
     “Mortgage” — as such term is defined in Section 15.1 hereof.
     “Mortgagee” — as such term is defined in Section 15.1 hereof.
     “Offered Asset” — as such term is defined in Section 21.1 hereof.
     “Option Term or Option Terms” — as such terms are defined in Section 3.2(a) hereof.
     “Permitted Exceptions” — as such term is defined in Article XIV hereof.
     “Premises” — as such term is defined in Article I hereof.
     “Real Estate Taxes” — as such term is defined in Section 5.1(a) hereof.
     “Rent” — as such term is defined in Section 4.1 hereof.
     “Requirements” — as such term is defined in Section 7.2(a) hereof.
     “Sale Notice” — as such term is defined in Section 21.1(a) hereof.
     “Tenant” — as such term is defined in the opening paragraph hereof.
     “Term” — as such term is defined in Section 3.1 hereof.
     “Transferor” — as such term is defined in Section 21.1 hereof.
     “Vault” — as such term is defined in Section 8.3 hereof.

iii

LEASE AGREEMENT
(HQ Office Building)
     THIS LEASE AGREEMENT (this “Lease”) is made and entered into as of December 20, 2007 (the “Effective Date”) by and between CORPORACIÓN HATO REY UNO, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Landlord”), and BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Tenant”).
ARTICLE I
DEMISE OF PREMISES
     For and in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the following terms and conditions, approximately 4,441.7543 square meters, equivalent to 1.13 cuerdas of land (the “Land”) lying and being in the Martín Peña Ward of the Municipality of San Juan, Puerto Rico, and being more particularly described or depicted on Exhibit “A” attached hereto, together with all rights, easements and appurtenances pertaining thereto, including, without limitation, any and all rights of ingress and egress to streets, street beds and roadways, if any, associated therewith and all improvements (including, without limitation, the Buildings as such term is defined below) located thereon. The Land, the Buildings and all other improvements now or hereafter located thereupon and the rights, easements and appurtenances pertaining thereto are hereinafter collectively referred to as the “Premises”. The seven (7) floor office building currently located on the Premises is hereinafter referred to as the “Main Office Building” and the three (3) floor building structure currently located on the Premises is hereinafter referred to as the “Annex Building”. The Main Office Building and the Annex Building are hereinafter referred to collectively as the “Buildings”.
ARTICLE II
DELIVERY OF POSSESSION
     Landlord shall tender exclusive possession of the Premises to Tenant on the Effective Date. Upon delivery, the Premises shall be free of any right or claim to right of possession by any entity or person other than Tenant.
ARTICLE III
LEASE TERM
     3.1 Term. The initial term of this Lease (said term, together with any exercised Option Terms (as defined in Section 3.2 hereof), is hereinafter referred to as the “Term”), shall commence on the Effective Date hereof and shall terminate at the end of the sixteenth (16th) Lease Year on December 31, 2022. For purposes of this Lease, the term “Lease Year” shall mean the period beginning on the Effective Date and ending on December 31, 2007 and each twelve (12) month period commencing on each January 1 thereafter.
     3.2 Extension Options.
          (a) Tenant shall have two (2) successive options to extend the Term for a period of five (5) years each (collectively, the “Option Terms” or each an “Option Term”), on the same terms and conditions then in effect, except as expressly otherwise provided herein. Tenant may exercise any such extension option for one or more Option Terms by written notice to Landlord not less than twelve (12) months prior to the expiration of the Term; provided, however, that if Tenant shall fail to give any such notice within such time limit, Tenant’s right to exercise its option shall nevertheless continue until thirty (30) days after Landlord shall have given Tenant notice of Landlord’s election to terminate such option, and Tenant may exercise such option at any time prior to the expiration of such thirty (30) day period.
          (b) The parties intend to avoid forfeiture of Tenant’s rights to extend the Term under any of the Option Terms set forth in this Section 3.2 through failure to give notice of exercise thereof within the time limits prescribed. Accordingly, if Tenant shall fail to give notice to Landlord of Tenant’s election to extend the Term for any of the Option Terms and Landlord shall fail to give notice to Tenant of Landlord’s election to terminate Tenant’s right to extend this Lease under the option applicable thereto, then the Term shall be automatically extended from month to month upon all of the terms and conditions then in effect, subject to Tenant’s right under such option to extend the Term for the remainder of the Option Term covered thereby and to Landlord’s right to place the thirty (30) day limit on such option by notice in the manner provided in this Section 3.2.
     3.3 Surrender Upon Extension. Upon the exercise by Tenant of its option to extend the Term for any of the Option Terms, Tenant shall have the right, at its sole discretion, to surrender any portion of the Premises to Landlord in the manner set forth in Section 3.4, provided that notice of such surrender is given by Tenant in its notice to Landlord extending the Term, specifying which portion of the Premises shall be surrendered by Tenant, and provided further, that Tenant may only surrender whole floors in the Premises and that the floors retained by Tenant in the Main Office Building shall be contiguous to one another (excluding the banking branch of Tenant located in the Main Office Building, which does not have to be contiguous to the other floors in the Main Office Building retained by Tenant). In the event that Tenant surrenders any portion of the Premises as set forth in the preceding sentence, Landlord and Tenant agree as follows: (a) the terms and conditions of this Lease, as amended pursuant to clause (b) of this Section 3.3, shall continue to apply during such Option Term to the portion of the Premises retained by Tenant and not surrendered to Landlord; (b) Landlord and Tenant shall, no later than thirty (30) days prior to the date on which such Option Term commences, execute and deliver an amendment to this Lease, in public deed form, to: (i) amend the definition of the term “Premises” to exclude the surrendered portion thereof, (ii) reduce the Rent payable under this Lease in proportion to the total amount of square feet of the surrendered portion of the Premises (including the common areas of the Building), (iii) provide that Tenant shall retain four (4) parking spaces for every one thousand (1,000) square feet of the rentable floor area of the portion of the Premises retained by Tenant, the location of which shall be agreed to by Landlord and Tenant, (iv) establish which items of maintenance, repair, insurance, utilities and other services with respect to the Premises and the Buildings shall be undertaken and performed singly by each of Tenant and Landlord, and provide that Tenant shall only be liable for a fraction of the costs and expenses incurred by Landlord in connection therewith, the numerator of which shall be the total rentable square feet in the Premises (excluding the surrendered portion) and the denominator of which shall be the total rentable square feet in the Buildings, whether occupied or not, (v) grant to Tenant reasonable audit rights with respect to such costs and expenses to be incurred by Landlord, (vi) prohibit Landlord from leasing or permitting the use of all or part of the surrendered portion of the Premises to or by an entity engaged in the banking and/or financial services business, provided that Tenant retains at least fifty-one percent (51%) of the total rentable square feet in the Buildings, (vii) modify Section 7.1 of this Lease with respect to the purposes for which Tenant may use the Premises, provided that such modifications shall not eliminate or restrict the purposes currently contemplated in said Section 7.1, and (viii) include, eliminate or modify any provision in the Lease, to the extent that such inclusion, elimination or modification is necessary or convenient to reflect the different character of this Lease resulting from excluding from its scope the surrendered portion of the Premises; and (c) Landlord shall, at Tenant’s option and at Tenant’s sole cost and expense, no later than thirty (30) days prior to the date on which such Option Term commences, execute a deed of edification requesting the Registrar of the Property to record as part of the Land the Buildings and all other improvements located thereon, and file such deed for recordation in the Registry of Property of Puerto Rico, Second Section of San Juan together with the payment of the corresponding filing and recording fees.
     3.4 Surrender Upon Expiration. Upon the expiration of the Term, Tenant shall surrender to Landlord the Premises, free and clear of all liens created by Tenant, and in broom-clean condition and good repair, normal wear and tear and casualty damage excepted. Tenant shall have the right to remove such structures, trade fixtures, furniture, equipment, systems, vault doors and other personal property as Tenant sees fit. Title to improvements remaining on the Premises upon the expiration of the Term shall automatically pass to Landlord without the necessity for the execution of any instrument of conveyance.
ARTICLE IV
RENT
     4.1 Rent. Starting on the Effective Date and continuing throughout the Term, Tenant agrees to pay Landlord at the address referenced on Section 21.4 of this Lease, or such other place as Landlord shall designate in writing, a monthly rent of TWO HUNDRED TWENTY-FOUR THOUSAND TWO HUNDRED SEVENTY DOLLARS ($224,270) (the “Rent”), without any deduction, set-off or counterclaim (except as set forth in Articles VI, X and XVIII of this Lease). Rent shall be payable in advance, in equal monthly installments, on the first (1st) day of each and every calendar month subsequent to the Effective Date during the Term hereof and shall be proportionately reduced for any partial month during the Term. If any party to whom Tenant shall not then be paying Rent under this Lease shall demand payment of Rent or other amounts from Tenant alleging the right to receive such Rent or other amount as a result of a transfer of Landlord’s interest in this Lease or for any other reason, or if conflicting demands are made on Tenant concerning the payment of Rent by parties comprising Landlord, Tenant shall not be obligated to honor such demand unless Tenant shall receive written instructions to do so from the person to whom Tenant shall then be paying Rent or shall otherwise receive evidence satisfactory to Tenant of the right of the person or entity making the demand. The withholding of Rent, or any other amount payable by Tenant under this Lease, by Tenant pending the determination of the right of the party making the demand shall not be deemed to be a default on the part of Tenant.
     4.2 CPI Percentage Increase. Commencing on the first (1st) day of the second Lease Year, and on the first (1st) day of each Lease Year thereafter during the Term (excluding the first Lease Year of the first and second Option Terms), Rent shall be increased by an amount equal to the product of (i) the Rent payable by Tenant during the preceding Lease Year and (ii) the percentage increase which occurred in the CPI (as defined below) for the most recent twelve (12) month period for which the CPI is published. As used herein, “CPI” shall mean the Consumer Price Index for All Urban Consumers, All Items (1982 — 84 = 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor, or an equivalent successor official index then in effect. In the event that the CPI is discontinued with no successor or comparable successor index, a reliable governmental or other non-partisan publication of Tenant’s choice evaluating substantially the same information previously used in determining the CPI shall be used.
     4.3 Rent During Option Terms. The Rent payable by Tenant during the first Option Term and during the second Option Term shall be equal to the fair market rental value (the “FMRV”) for the Premises as determined in this Section 4.3, and shall be payable by Tenant as set forth in Section 4.1. The FMRV shall be negotiated between Landlord and Tenant and the FMRV shall be based on the actual rental rates for comparable space in other comparable buildings in the vicinity of the Premises for a comparable term and for non-renewal, non-encumbered, non-equity space that tenants comparable to Tenant would pay and are paying to a willing landlord comparable to Landlord at arm=s length. The FMRV shall be further based on all tenant concessions and inducements that a tenant comparable to Tenant is receiving for space comparable to the Premises, including one hundred percent (100%) of the following concessions: (i) limitations provided to tenants in connection with the payment of operating and tax expenses, (ii) rental abatement concessions being given such tenants, (iii) tenant improvement allowances and (iv) all other tenant inducements and landlord concessions. FMRV shall be determined pursuant to the preceding factors and shall mean the FMRV in effect as of the first day of the first month of the first Option Term and the second Option Term, respectively. If Landlord and Tenant are unable to agree as to the amount of the FMRV within ninety (90) days of Tenant=s delivery of notice to Landlord of Tenant=s exercise of either Option Term, as provided in Section 3.2, then the FMRV shall be determined as follows:
          (a) Each party, at its cost and by giving notice to the other party, shall appoint a licensed real estate broker (hereinafter referred to as AAppraiser@) with at least five years of full-time commercial real estate brokerage experience in San Juan, Puerto Rico to appraise and set the FMRV. If a party does not appoint an Appraiser within fifteen (15) days after the other party has given notice of the name of its Appraiser, the single Appraiser appointed shall be the sole Appraiser and shall set the FMRV.
          (b) If two (2) Appraisers are appointed by the parties, they shall meet promptly and within thirty (30) days after the second Appraiser has been appointed, each Appraiser shall render his/her written appraisal as to the FMRV for the Premises, and thereafter, the two appraisals shall be added together and their total divided by two (2); the resulting amount shall be the FMRV. If, however, there is more than a ten percent (10%) difference in the two (2) appraisals, and the two Appraisers are then unable to agree as to the FMRV within such thirty (30) day period, the two Appraisers shall select a third Appraiser meeting the qualifications stated above, within fifteen (15) days after the last day the two (2) Appraisers are given to set the FMRV. The third Appraiser selected, however, shall be a person who has not previously acted in any capacity for either party.
          (c) Within thirty (30) days after the selection of the third Appraiser, the third Appraiser shall set the FMRV in the manner set forth below. The third Appraiser shall select one of the two written appraisals submitted by the first two Appraisers, which appraisal shall be the one that is closer to the FMRV determined by the third Appraiser, and third Appraiser shall not adopt a compromise. The appraisal so selected shall be the FMRV.
          (d) The decision of the first two Appraisers, or if necessary the decision of the third Appraiser, shall be final and binding on Landlord and Tenant, and the parties shall immediately after receiving the written decision of the Appraisers execute an amendment to this Lease (to be drafted by Tenant) stating the Rent for the first Option Term or the second Option Term, respectively. Landlord and Tenant shall share the cost of the third Appraiser equally and each party shall pay for the cost of its own Appraiser. Until the determination of the FMRV, Tenant shall continue to pay Landlord the amount of Rent then last in effect.
ARTICLE V
TAXES
     5.1 Real Estate Taxes.
          (a) Landlord represents to Tenant that the Land is a separate legal parcel with its own parcel identification number and that the Premises are separately assessed for the purpose of paying all real estate taxes and assessments for betterments and improvements that are levied or assessed by any lawful authority on the Premises (“Real Estate Taxes”). From and after the Effective Date, Landlord shall pay, without contribution from Tenant, all Real Estate Taxes on the Premises (including the Buildings and any improvements or additions thereto made or constructed after the Effective Date, including, without limitation, the Annex Improvements) on or prior to the last day on which Real Estate Taxes can be paid without interest or penalty; provided, however, that (i) Tenant shall pay to Landlord any increases in Real Estate Taxes that occur during the first six (6) Lease Years of the Term based on the highest available discount for early payment which are, in the aggregate, in excess of TWO HUNDRED AND TWENTY THOUSAND DOLLARS ($220,000). Tenant shall pay such excess, if any, to Landlord during the Term of the Lease on or prior to the last date on which such excess can be paid with the highest available discount for early payment and without interest or penalty. Any increases in Real Estate Taxes that occur after the first six (6) Lease Years of the Term will be payable by Landlord.
          (b) In addition to Real Estate Taxes described in Section 5.1(a), Landlord shall be responsible for paying, without contribution from Tenant: (i) income, intangible,

franchise, capital stock, estate or inheritance taxes or taxes substituted for or in lieu of the foregoing exclusions; (ii) except as provided in Section 5.3, taxes on gross receipts or revenues (other than rent) of Landlord from the Premises; or (iii) any rollback, greenbelt or similar deferred taxes which are assessed after the Effective Date, but relate to time periods prior to the Effective Date by reason of a change in zoning, use or ownership.
          (c) If Landlord shall sell or otherwise transfer its interest in the Premises and as a result thereof, there shall be a reassessment of the Premises, then Tenant shall not be required to pay any increase in Real Estate Taxes due to such reassessment. All Real Estate Taxes due to such reassessment shall instead be paid by Landlord in the year of such reassessment and all subsequent years during the Term.
     5.2 Personal Property Taxes. Tenant shall pay all personal property taxes assessed on Tenant’s personal property on the Premises. If Landlord has paid any such tax in the first instance, as required by the applicable taxing authority, Tenant shall reimburse Landlord upon Tenant’s receipt of paid invoices for such taxes, provided that Landlord shall give Tenant notice of any such tax prior to paying same.
     5.3 Other Taxes. In the event that any taxing authority having jurisdiction over the Premises impose a tax and/or assessment of any kind or nature upon, against, measured by or with respect to the rentals payable by Tenant under this Lease, Tenant shall, together with each payment of Rent hereunder, pay to Landlord such tax and/or assessment relating to such payment of Rent, and Landlord shall deliver such tax and/or assessment to the relevant taxing authority in accordance with applicable law.
     5.4 Right to Contest. Tenant may contest, by appropriate proceedings, the amount or validity, in whole or in part, of any tax or assessment payable by it under Sections 5.1(a) and 5.3, in any manner permitted by applicable law, provided that (i) such contest is conducted by Tenant diligently and in good faith, (ii) such contest shall not subject Landlord to any liability (criminal, civil or otherwise) or create any lien against the Premises or pose an imminent threat to the title of the Premises, and (iii) Landlord is provided with notice of such contest prior to its commencement. Upon the termination of such contest, Tenant shall pay such taxes and assessments or part thereof (to the extent then unpaid), as finally determined in such proceedings. Any refunds or rebates on account of such taxes and assessments paid by Tenant under the provisions of this Lease shall belong to Tenant, and any such refunds or rebates received by Landlord shall be deemed trust funds and as such shall be received by Landlord in trust and paid to Tenant forthwith.
ARTICLE VI
UTILITIES
     From and after the Effective Date, Tenant shall pay directly to the applicable utility companies or governmental agencies for all utilities (including, but not limited to, electric, gas, water, sewage or telephone) consumed on the Premises by Tenant during the Term. Landlord shall not take or permit any person claiming under Landlord to take any action which shall interrupt or interfere with any utility service to the PremiseS. In the event that any such interruption or interference caused by Landlord occurs and continues for longer than one (1) day, Rent shall be fully abated for each additional day that such interruption or interference continues.
ARTICLE VII
USE AND COMPLIANCE WITH REQUIREMENTS
     7.1 Use, No Obligation to Construct, Open or Operate.
          (a) The Premises may be used for any lawful purpose. Without limiting the generality of the foregoing, Tenant shall have the right to use the entire Premises as Tenant sees fit for general office purposes, administrative and executive use, the operation of retail banking or other banking and/or financial services business, and any other incidental use relating to the foregoing, including without limitation, the right (i) to use the sidewalks adjacent to the Buildings for any lawful purpose, including, without limitation, providing food and beverage to employees and customers for promotional events; (ii) to maintain employee lunchrooms and kitchenettes; and (iii) to install and operate pay telephones or automatic teller machines and other self-serve banking facilities on the exterior wall of the Building or sidewalk in front of the Building or elsewhere on the Premises. Notwithstanding any provision contained herein or in any other documents, Tenant shall not have any obligation to construct any improvements on the Premises or open or operate in the Premises.
          (b) In no event shall Tenant or the Premises be bound by or subject to any exclusive, restrictive or prohibited use agreement granted by Landlord after the Effective Date.
     7.2 Compliance with Requirements.
          (a) Landlord shall comply with and shall cause the Premises to be in compliance with all Requirements applicable to the Premises. Subject to the preceding sentence, Tenant shall comply with all applicable Requirements with respect to its use and occupancy of the Premises and its construction of the Annex Improvements, as set forth in Section 8.2; provided, however, that Tenant shall only be responsible for making improvements to the Premises mandated by applicable Requirements if the necessity arises from Tenant’s specific use of the Premises; and provided, further, that Landlord shall be responsible for making structural or non-structural improvements to the Premises (excluding the Annex Improvements) mandated by applicable Requirements if such improvements would have been required irrespective of the nature of the current tenancy. The term “Requirements” shall mean all requirements of all current and future laws, orders, ordinances, rules and regulations of federal, Puerto Rico and municipal authorities, and of any certificate of occupancy, use permit, or other direction issued pursuant to law by any public officer or officers, which shall relate to the Premises or the use, occupancy or control thereof or the conduct of any business thereon, including those relating to or which necessitate structural changes or improvements or alteration, repair or removal of any improvements on any part of the Premises. Notwithstanding the foregoing, Landlord, not Tenant, shall be responsible for any violations or breaches of the Requirements arising after the Effective Date and caused by Landlord.
          (b) Tenant shall have the right, at its own cost and expense, to contest or review by legal proceedings the validity, legality or applicability of any Requirement, and during such contest, Tenant may refrain from complying therewith, provided that such compliance may be deferred only if (i) neither Tenant nor Landlord will thereby be subjected to civil or criminal liability for failure to comply therewith; (ii) compliance may be so deferred without the incurrence of any lien, charge or liability of any kind against the Premises or any interest therein or part thereof; and (iii) Tenant prosecutes the contest in good faith and with due diligence. Landlord shall at all times during the Term cooperate with Tenant, at Tenant’s expense, in requesting such modifications, changes in zoning, variances, special use permits and such other changes in Requirements affecting the Premises, as Tenant may request.
ARTICLE VIII
MAINTENANCE AND REPAIRS; IMPROVEMENTS;
PERSONAL PROPERTY AND FIXTURES
     8.1 Maintenance. Except as set forth in Article X, Tenant shall maintain the Premises, including the parking lot(s) and parking buildings, landscaping and drainage system located thereon, in reasonably good condition and shall be responsible for all repairs to the Premises, except repairs or replacements necessitated by damage caused by the willful acts or negligence of Landlord, its employees, agents and contractors (which repairs may be made by Tenant at Landlord’s cost). All development and construction on and to the Premises and all maintenance, repair and other work with respect thereto required hereunder shall be Tenant’s sole responsibility and Landlord shall have no obligation with respect thereto, except as may be specifically otherwise set forth herein and in Section 7.2(a).
     8.2 Construction of Improvements. Tenant shall have the right, at its sole cost and without the necessity of obtaining Landlord’s consent, to make at any time and from time to time, improvements and alterations to the Premises (including the construction and installation from time to time of one or more signs (including Tenant’s existing signs on the Premises as of the Effective Date and the substitution or replacement thereof from time to time in Tenant’s sole discretion) and the installation of one or more sets of satellite receiving equipment or the like on or near the Land and/or the Buildings), and to construct other improvements on the Premises, so long as Tenant complies with all applicable Requirements. Landlord shall cooperate with Tenant and shall execute all instruments necessary or appropriate to obtain, and shall join in the application for, all permits, licenses and other approvals from the applicable governmental authorities to make such alterations and improvements to satisfy the Requirements. Without limiting the generality of the foregoing, Tenant shall have the right, at any time and from time to time during the Term, at its sole cost and without the necessity of obtaining Landlord’s consent, to construct the Annex Improvements, and to make such changes and alterations, structural or otherwise, to the Annex Improvements as Tenant shall deem necessary or desirable, including, without limitation, the right to increase or reduce the height of the Annex Improvements. Any improvements made by Tenant to the Premises under this Section 8.2 (including without limitation, the Annex Improvements) shall belong to Tenant for the duration of the Term and the cost thereof shall be depreciated by Tenant during the Term. Notwithstanding anything to the contrary in this Section 8.2, any improvement or alteration made by Tenant to the Premises which affects the external appearance of the Buildings or the Annex Improvements, or which affect the structural integrity of the Buildings (excluding the Annex Improvements), shall require the prior consent of Landlord, which consent shall be not be unreasonably conditioned, withheld or delayed. Landlord agrees to cooperate with Tenant and shall execute all instruments necessary or appropriate to obtain, and shall join in the application for, all permits, licenses, endorsements and other approvals from the applicable governmental authorities to make the Annex Improvements comply with the Requirements. Tenant shall provide to Landlord a copy of the plans and specifications relating to any improvements or alterations made by Tenant to the Premises (whether or not such improvements or alterations require Landlord’s consent), and a reasonable estimate of the cost thereof, prior to commencing such improvements or alterations. As used herein, “Annex Improvements” shall mean any and all improvements and alterations to the Annex Building for the conversion to office use of an area equal to approximately 7,000 square feet of the second floor thereof, which area is currently used for the parking of motor vehicles. Nothing in this Lease shall be deemed to obligate Tenant to make the Annex Improvements.
     8.3 Personal Property and Fixtures. All articles of personal property, trade fixtures, furniture, equipment, systems and other personal property, including, without limitation, movable partitions, all signs and signage, vaults, vault doors, safes, night depositories, safe deposit booths, teller lines, cabinetry, business machines and equipment, and communication equipment that Tenant places or installs in the Premises, at its expense prior to or during the Term hereof (including, without limitation, those placed or installed in the Premises as of the Effective Date), shall remain Tenant’s property and may be removed at any time and from time to time by Tenant. Landlord acknowledges and agrees that, notwithstanding anything in this Lease to the contrary, Tenant shall have the right, at Tenant’s sole cost and expense, to utilize the vault which exists at the Premises as of the date hereof (the “Vault”). In addition, Landlord agrees that Tenant may relocate the Vault within the Premises and/or install such other vaults in the Premises as Tenant may require. Notwithstanding anything in this Lease to the contrary, upon the expiration or earlier termination of this Lease, Landlord may request Tenant, at Tenant’s sole cost and expense, to remove any vault (excluding the Vault) installed by Tenant in the Premises after the Effective Date.
ARTICLE IX
INSURANCE
     9.1 Tenant’s Insurance. From and after the Effective Date, Tenant shall maintain the following insurance coverages:
          (a) commercial general liability insurance, including, but not limited to contractual liability, covering the Premises against claims for bodily injury, personal injury and damage to property with minimum limits of TWO MILLION DOLLARS ($2,000,000) combined single limit;
          (b) “all risk” property damage insurance covering the Buildings for damage or other loss caused by fire, and such other risks as may be included in the standard form of extended coverage insurance from time to time available, in an amount equal to eighty percent (80%) of replacement value of the Buildings and all improvements on the Premises other than foundations, such amount to be adjusted every three (3) years; and

          (c) workers’ compensation or similar coverage for the benefit of Tenant’s employees.
The insurance required to be maintained by Tenant under subsections (a) and (b) of this Section 9.1, shall be issued by an insurance company having a financial rating of class “A-” or better in Best’s Insurance Guide and, if required by law, licensed to do business in the Commonwealth of Puerto Rico.
     9.2 Insurance Certificates. Tenant shall name Landlord as an additional insured under the policies carried pursuant to Section 9.1(a) and (b) above. All of the foregoing insurance policies required pursuant to Section 9.1 above will be written with companies of recognized standing and will provide that the party named as an additional insured shall be given a minimum of ten (10) days written notice by any such insurance company prior to the cancellation, termination or alteration of the terms or limits of such coverage. Tenant will deliver to Landlord copies of the foregoing insurance policies or certificates thereof within thirty (30) days after the Effective Date and evidence of all renewals or replacements of same not less than ten (10) days prior to the expiration date of such policies. As an alternative to delivering a certificate of insurance, Tenant may provide Landlord with a website address maintained by Tenant’s insurance consultant which shall enable Landlord to electronically review all insurance maintained by Tenant from time to time during the term to confirm Tenant’s compliance with the terms of this Lease related to insurance. All such policies may be maintained under a blanket insurance policy of the insuring party (or by self-insurance as to Tenant, as aforesaid).
     9.3 Mutual Release; Waiver of Subrogation. Landlord and Tenant hereby each release the other party and anyone claiming through or under the other party by way of subrogation or otherwise from any and all insured loss of or damage to Premises, or Tenant’s personal property, whether or not caused by the negligence or fault of the other party. In addition, Tenant shall cause any property insurance policy carried by it insuring the Premises or the contents thereof to be written to provide that the insurer waives all rights of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy.
     9.4 Mutual Indemnification. Subject to the terms of Section 9.3 above, each of Landlord and Tenant covenants and agrees to indemnify, defend, protect and hold the other harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the other arising from or in connection with the loss of life, personal injury and/or damage to property occasioned by any negligent or willful act or omission of the indemnifying party or its agents, contractors, servants or employees. In addition, Tenant covenants and agrees to indemnify, defend, protect and hold the Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the Landlord and arising from or in connection with the loss of life, personal injury and/or damage to property arising from or out of any occurrence in or upon the Premises, unless caused by any negligent or willful act or omission of Landlord or its agents, contractors, servants or employees, or a default of Landlord with respect to its obligations hereunder. If an indemnified party shall, without fault, be made a party to any litigation commenced by or against the other party, or if a party shall, in its reasonable discretion, determine that it must intervene in such litigation to protect its interest hereunder, the indemnifying party shall defend such other party using attorneys reasonably satisfactory to such other party and shall pay all costs, expenses and reasonable attorneys’ fees and costs in connection with such litigation.
ARTICLE X
DAMAGE OR DESTRUCTION
     In the event that any of the Buildings and/or the Premises are damaged or destroyed (partially or totally) by fire or casualty, Landlord shall promptly and diligently complete the repair and reconstruction of such Building and/or the Premises (excluding any improvements made by Tenant at Tenant’s cost, and Tenant’s Property) to their condition and character immediately prior to such fire or casualty (collectively, “Landlord’s Restoration Obligations”), and all proceeds from Tenant’s insurance carried in accordance with this Lease shall be applied by Tenant for Landlord’s Restoration Obligations. Within thirty (30) days after the casualty, Landlord shall deliver to Tenant a certificate from Landlord’s architect or engineer specifying the time it shall take Landlord to complete Landlord’s Restoration Obligations. If Landlord’s Restoration Obligations can not be completed within one hundred eighty (180) days following the date of damage or destruction, Tenant may, within thirty (30) days after receipt of Landlord’s notice, terminate this Lease by delivering written notice thereof to Landlord. In the event that Landlord fails to complete Landlord’s Restoration Obligations within one hundred eighty (180) days after the date of damage or destruction, Tenant shall have the right to terminate this Lease by delivering notice thereof to Landlord and this Lease shall terminate on the thirtieth (30th) day after Landlord’s receipt of such notice; provided, however, if Landlord completes Landlord’s Restoration Obligations prior to the end of such thirty (30) day period, Tenant’s election to terminate this Lease shall be null and void and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if during or after the thirteenth (13th) Lease Year of the initial Term or during the last Lease Year of any Option Term, the Premises are damaged or destroyed either Landlord or Tenant may, within sixty (60) days following the date such damage or destruction occurs, terminate this Lease by written notice to the other party. The provisions of this Article X to the contrary notwithstanding, if this Lease is terminated in accordance with this Article X, and Landlord elects to rebuild the Buildings or substantially similar improvements in the Premises within two (2) years after the date of such damage or destruction, Landlord shall first offer such space in the Premises to Tenant before marketing such space in any other manner on terms no less favorable than those under which Landlord will market such space. If this Lease is terminated pursuant to this Article X, Tenant shall surrender possession of the Premises within sixty (60) days after notice of termination is duly given, and all obligations of either party hereunder, including any obligation of Tenant to pay Rent or other charges, shall terminate as of the date of such damage or destruction, except for obligations (such as indemnity obligations) which, by their terms survive the expiration or termination of this Lease. Landlord shall promptly refund to Tenant any unearned Rent paid, or Tenant shall promptly pay to Landlord any unpaid Rent then accrued. Following the date of any damage or destruction and during the period in which Landlord’s Restoration Obligations have not been completed, all Rent shall abate from the date of such damage or destruction until the date which is ninety (90) days after Landlord has completed Landlord’s Restoration Obligations, in proportion to the part of the Premises that is unfit for use by Tenant. During the period between Landlord’s completion of Landlord’s Restoration Obligations and the recommencement of Tenant’s obligation to pay Rent without abatement, Tenant and Tenant’s employees, agents and contractors shall have the right to enter upon the Premises for the purpose of erecting, constructing, or installing such improvements, alterations, fixtures, equipment and furniture as Tenant deems necessary for resuming business in the Premises. In the event Rent shall completely abate for any period pursuant to the provisions of this Lease, the Term shall toll for the period of such abatement, in which event, the monthly installments of Rent following the end of the period of such abatement shall recommence and thereafter continue at the same Rent rate that was in effect at the time of such abatement; the remaining scheduled increases of Rent shall be postponed for the period of such abatement to reflect such tolling, the expiration date of the then applicable Term (whether the initial Term or any Option Term) and the commencement and expiration dates of any subsequent Option Terms shall be extended for the period of such abatement.
ARTICLE XI
CONDEMNATION
     11.1 Total Taking. If the entire Premises shall be taken under power of eminent domain by any public or private authority or conveyed by Landlord to said authority in lieu of such taking, then this Lease shall terminate as of the date of such taking or conveyance, subject, however, to the right of Tenant, at its election, (i) to continue to occupy the Premises, subject to the terms and provisions of this Lease, for all or such part, as Tenant may determine, of the period between the date of such taking or conveyance and the date when possession of the Premises shall be taken by or conveyed to the appropriating authority, and any unearned Rent or other charges, if any, paid in advance, shall be refunded to Tenant; and (ii) to keep this Lease in full force and effect in accordance with all Requirements, if termination hereof would reduce any award for a taking, as set forth below in this Article XI. In the event of any such termination, this Lease shall be of no further force or effect and neither party hereto shall have any further rights, duties or liabilities hereunder other than those rights, duties and liabilities which have arisen or accrued hereunder prior to the effective date of such termination. Landlord shall not convey all or a portion of the Premises to the appropriating authority in lieu of a taking without Tenant’s consent, which shall not be unreasonably conditioned, withheld or delayed.
     11.2 Partial Taking. If any taking under the power of eminent domain by a public or private authority or any conveyance by Landlord in lieu thereof shall result in:
          (a) any reduction of the floor area of any of the Buildings;
          (b) a taking of a portion of the access roads to the Premises which, in Tenant’s reasonable business judgment, impedes or interferes with access to the Premises or materially adversely affects the conduct of Tenant’s business as theretofore conducted at the Premises;

          (c) the reduction of the parking serving the Premises to below the greater of (i) the amount required by law; or (ii) four (4) parking spaces for every one thousand (1,000) square feet of floor area of the Premises; or
          (d) the closing of any entrance or exit to the Premises;
and such taking or conveyance has a material affect on Tenant’s ability to continue its operations on the Premises in substantially the same manner, then Tenant may, at its election, terminate this Lease by giving Landlord notice of the exercise of Tenant’s election within thirty (30) days after Tenant shall receive actual written notice of such taking or conveyance. In the event of termination by Tenant under the provisions of this Section 11.2, this Lease shall terminate as of the date of such taking, subject to the right of Tenant, at its election, to continue to occupy the Premises, subject to the terms and provisions of this Lease (including the payment of Rent to Landlord and the Real Estate Taxes payable by Tenant for such period of occupation by Tenant), for all or such part, as Tenant may determine, of the period between the date of such taking and the date when possession of the Premises shall be taken by the appropriating authority. In the event of any such termination, this Lease shall be of no further force or effect and neither party hereto shall have any further rights, duties or liabilities hereunder other than those rights, duties and liabilities which have arisen or accrued hereunder prior to the effective date of such termination. All Rent or other charges paid by Tenant for periods after the date of such taking or conveyance in lieu thereof shall be promptly refunded. Notwithstanding anything in the foregoing to the contrary, if any condemnation award for any taking would be reduced by the termination of this Lease with respect to a taking, as hereinabove set forth, then Tenant may elect to keep this Lease in full force and effect so as to obtain the highest possible award from the condemning authority. Landlord shall not convey all or any portion of the Premises to the appropriating authority in lieu of a taking without Tenant’s consent, which shall not be unreasonably conditioned, withheld or delayed.
     11.3 Restoration. In the event of a taking or conveyance in respect of which Tenant shall not have the right to elect to terminate this Lease or, in the event Tenant, having such right, shall not elect to terminate this Lease, Tenant, at Tenant’s sole cost and expense, shall promptly and diligently proceed to restore the remaining portions of the Premises (or raze the Building and any other improvements on the Premises and place the Premises in a safe condition). An equitable proportion of the Rent reserved hereunder and any other charges payable by Tenant hereunder, according to the nature and extent of the injury to the Premises and to Tenant’s business, shall be abated until the completion of such restoration and thereafter the Rent and any other charges shall be reduced to equitably reflect the effect of such taking on Tenant’s business.
     11.4 Award. All compensation awarded for any taking of the Premises shall belong to the party to whom such award was made. If only one award is made as to the Premises, such award shall be allocated between Landlord and Tenant in accordance with their respective interests. Notwithstanding the foregoing, any award attributable or applicable to the Annex Improvements and/or any other improvements on the Premises made by Tenant shall belong to Tenant.

ARTICLE XII
SELF HELP
     If Landlord (i) defaults in the performance of any obligation imposed on it by this Lease; (ii) breaches any representation or warranty set forth in Article XIX hereof; or (iii) makes a representation in Article XIX hereof which is or becomes inaccurate, and does not cure such default, breach or inaccuracy within thirty (30) days after written notice from Tenant specifying the default, breach or inaccuracy, Tenant shall have the right at any time thereafter to cure such default, breach or inaccuracy for the account of Landlord, and Landlord, within ten (10) days of the receipt of a statement therefor, shall reimburse Tenant for any amount paid and any expense or contractual liability so incurred. Any sum not paid when due shall accrue interest thereafter at a rate equal to the rate announced by The Wall Street Journal from time to time as the “prime rate” plus 2% per annum, but not to exceed the highest rate permitted by law (the interest rate determined hereby is referred to as the “Interest Rate”). In the event of an emergency, or where necessary to prevent injury to persons or damage to Premises, Tenant may cure any such default, breach or inaccuracy by Landlord before the expiration of the cure period set forth above, with such written or oral notice to Landlord as is appropriate under the circumstances.
DEFAULT
     12.1 Remedies Upon Tenant’s Default. In the event (i) Tenant shall at any time fail to pay Rent or other monetary amounts herein required to be paid by Tenant, such failure shall continue for ten (10) days after receipt by Tenant of an initial written notice from Landlord (provided that such cure period and notice shall not apply if in a single Lease Year such failure occurs more than once), or (ii) Tenant shall fail to observe or perform any of the other covenants and agreements required to be performed and observed by Tenant hereunder and any such default shall continue for a period of thirty (30) days after receipt by Tenant of written notice from Landlord and Tenant shall not thereafter cure such default (if such default is by its nature not reasonably susceptible of being cured within such thirty (30) day period, such thirty (30) day period shall be extended as necessary to provide Tenant the opportunity to cure the default, provided Tenant within said period commences and thereafter diligently proceeds to cure such default without interruption until such cure is completed), then Landlord shall be entitled at its election, to exercise concurrently or successively, any one or more of the following rights: (i) to bring suit for collection of Rent or other amounts for which Tenant may be in default, or for performance of any other covenant or agreement of Tenant; (ii) to re-enter the Premises upon order of a court with competent jurisdiction after due notice and hearing and dispossess Tenant and any occupants thereof, remove their personal property not previously removed by them and hold the Premises free from this lease; and/or (iii) to relet the Premises or any part or parts thereof in the name of Landlord for a term or terms which may be less than or exceed the balance of the Term, and Tenant shall pay to Landlord any deficiency between the (x) Rent plus the reasonable costs of reletting the Premises and (y) the amount of rent and other charges collected on account of the new lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Term (not including any Option Term, the commencement of which shall not have occurred prior to such dispossession or removal). Such deficiency shall be paid by Tenant in monthly installments on the dates specified in the Lease for payment of Rent, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord shall be obligated to mitigate its damages and in no event shall Landlord have the right to accelerate Rent payable hereunder. In no event shall Tenant be liable to Landlord for consequential, indirect, speculative or punitive damages in connection with or arising out of any default by Tenant.
          Notwithstanding anything herein to the contrary, if Landlord asserts a monetary default arising out of Tenant’s exercise of its abatement right under Article VI, X or XVIII which is disputed by Landlord and it is ultimately determined by court of competent jurisdiction that such abatement was not proper, Landlord shall not be entitled to exercise any rights or remedies if Tenant pays to Landlord the amount the court determined to be due and owing within ten (10) business days after such judicial determination, together with interest accruing from the date said amount is due to the date of payment at a rate equal to the Interest Rate.
     12.2 Remedies Upon Landlord’s Default. In the event that Landlord shall at any time be in default in the observance or performance of any of the covenants and agreements required to be performed and observed by Landlord hereunder and any such default shall continue for a period of thirty (30) days after written notice to Landlord (provided that, if such default is by its nature not reasonably susceptible of being cured within such thirty (30) day period, such thirty (30) day period shall be extended as necessary to provide Landlord the opportunity to cure the default, provided Landlord within said period commences and thereafter diligently proceeds to cure such default without interruption until such cure is completed), Tenant shall be entitled at its election, in addition to all remedies otherwise provided in this Lease and otherwise available at law or in equity under the laws of the United States or the State in which the Premises is located: (i) to bring suit for the collection of any amounts for which Landlord may be in default, or for the performance of any other covenant or agreement devolving upon Landlord, without terminating this Lease; and/or (ii) to terminate this Lease without waiving Tenant’s rights to damages for Landlord’s failure to perform any of its covenants or agreements hereunder. In the event Tenant shall elect to terminate this Lease, all rights and obligations of Tenant, and of any permitted successors or assigns, shall cease and terminate, except that Tenant shall have and retain full right to sue for and collect all amounts for the payment of which Landlord shall then be in default and all damages to Tenant by reason of any such breach.
     12.3 Indemnification for Breach. Subject to the terms of Section 9.3 above, each of Landlord and Tenant covenants and agrees to indemnify, defend, protect and hold the other harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the other arising from or in connection with the loss of life, personal injury and/or damage to property in connection with the failure to comply with the provisions of this Lease or the breach of any warranty or representation of the indemnifying party contained herein.
     12.4 Remedies Cumulative. All remedies of Landlord and Tenant herein created or remedies otherwise existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other, but in no event shall Landlord have the right to accelerate Rent payable hereunder. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as either Landlord or Tenant shall, as applicable, deem necessary.
ARTICLE XIII
QUIET ENJOYMENT
     Landlord covenants and warrants that Landlord is the true and lawful owner in fee simple (pleno dominio) of the Premises subject only to those liens and encumbrances set forth in Exhibit “B” attached hereto (the “Permitted Exceptions”) and has good right and full power to let and lease the same. Landlord agrees that, contingent upon Tenant’s compliance with the terms of this Lease, Tenant shall quietly and peaceably hold, possess and enjoy the Premises for the full Term of this Lease without any hindrance or molestation by any party whomsoever. Landlord will defend the title to the Premises and the use and occupancy of the same by Tenant against the lawful claims of all persons whomsoever, except those claiming by or through Tenant, and indemnify, defend, protect and hold Tenant harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Tenant and arising from or attributable to a breach by Landlord of the covenants and warranties set forth in this Article XIII.
ARTICLE XIV
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
     14.1 Tenant=s Rights. This Lease shall be recorded in the Registry of Property of Puerto Rico, Second Section of San Juan as set forth in Section 21.3, and shall constitute a first priority lien on the Premises; provided, however, that this Lease shall become subject and subordinate to any existing or future mortgage (hereinafter, the “Mortgage”) of the Premises or all or any portion thereof, and any renewals, modifications, replacements or extensions thereof, only if and when a non-disturbance and attornment agreement is entered into in respect of such Mortgage by the holder thereof (hereinafter, the “Mortgagee”) acknowledging Tenant’s possession and providing that: (a) so long as Tenant is not in default after the expiration of any applicable notice and grace period, the Term shall not be terminated or modified in any respect whatsoever nor shall the rights or remedies of Tenant hereunder or its use, quiet enjoyment or occupancy of the Premises be disturbed or interfered with or otherwise affected in any manner as a result of any act or omission of Landlord, including any breach of or default under the Mortgage, or otherwise; (b) all condemnation awards and proceeds of insurance shall be applied in the manner provided in this Lease; (c) no such Mortgagee shall name or join Tenant as a party defendant or otherwise in any suit, action or proceeding to enforce, nor will this Lease or the Term hereof be terminated (except as permitted by the provisions of this Lease) or otherwise affected by foreclosure or enforcement of, any rights given to any such Mortgagee pursuant to the terms, covenants or conditions contained therein or in any other documents held by any such Mortgagee or otherwise given to any such Mortgagee as a matter of law or equity; and (d) such Mortgagee will give Tenant notice of any default by Landlord under such Mortgage concurrently with any notice given to Landlord thereunder. Such non-disturbance and attornment agreement shall be set forth in the subordination agreement referred to in Section 14.2 and shall be binding upon such Mortgagee and any successor in interest thereto, including any purchaser at any trustee’s or foreclosure sale, or other party claiming by, through or under such Mortgagee
     14.2 Attornment Agreement. Upon request of the holder of a Mortgage to which this Lease becomes subordinate, Tenant shall execute, acknowledge and deliver to such Mortgagee an agreement: (a) to attorn to such Mortgagee as Landlord if such Mortgagee becomes Landlord hereunder; and/or (b) not to make any payment of Rent for a period of more than one month in advance; and/or (c) to subordinate this Lease to such Mortgage; provided, however, that Tenant shall not be obligated to execute any such agreement until such Mortgagee shall have executed and delivered to Tenant a non-disturbance and attornment agreement as provided in Section 14.1 above; and, further provided, that in no event shall any of Tenant’s Property be or become subject or subordinate to any Mortgage or other lien of any kind in favor of Landlord or granted by Landlord to any Mortgagee or other person.
     14.3 Certain Limitations. Tenant shall not be required to execute or deliver any instrument or document which, by its proposed terms, would (i) increase the amount of Rent or any other monetary obligation of Tenant under this Lease, or (ii) require any modification or change of this Lease, or (iii) require Tenant to obtain the consent or approval of any Mortgagee or other mortgagee or purchaser (or proposed mortgagee or purchaser) in order for Tenant to exercise any of its existing rights, benefits or privileges under this Lease.
ARTICLE XV
TRANSFERS BY LANDLORD
     Subject to Tenant’s right of first refusal set forth in Section 20.1, Landlord shall have the unfettered right to transfer its fee simple interest (pleno dominio) in the Premises from time to time, but no such transfer or sale of Landlord’s interest hereunder shall release Landlord from any of its obligations or duties under this Lease, unless Tenant consents in writing to the assignment by Landlord of its rights and obligations under this Lease to the purchaser or transferee in such sale or transfer, which consent shall not be unreasonably conditioned, withheld or delayed. Landlord and Tenant hereby agree to record this Lease in the Registry of Property of Puerto Rico, Second Section of San Juan as set forth in Section 21.3. Upon the expiration of this Lease, Tenant shall, at its sole cost and expense, execute any and all public instruments required to cancel this Lease and file any such public instrument for recordation in the Registry of Property together with the payment of the corresponding filing and recording fees.
ARTICLE XVI
SIGNAGE
     Tenant shall have the right to install such directional signs and signs on the interior and exterior of the Building as may be desired by Tenant, subject to compliance with the Requirements. Landlord agrees to cooperate with Tenant in obtaining any permits and approvals required by the Requirements, as well as any waivers, special use permits and other special permits as may be required in order for Tenant to install any signs which exceed or differ from the signs permitted by the Requirements.
ARTICLE XVII
ASSIGNMENT AND SUBLETTING; LEASEHOLD MORTGAGES
     17.1 Assignment and Subletting. Tenant shall have the right to assign this Lease or to sublet all or any portion of the Premises, without Landlord’s consent, and provided that Tenant remains liable for all of its obligations under this Lease, to (i) any corporation or other entity with which Tenant is merged or consolidated or which is a subsidiary of Tenant or of which Tenant is a subsidiary or with which Tenant is owned or commonly controlled, (ii) any corporation or other entity which acquires all or substantially of the assets of Tenant or any successor to Tenant’s assets or business by reason of merger, consolidation, reorganization, purchase of assets or action of governmental or regulatory authority, or (iii) any subsidiary or affiliate of Grupo Santander or Santander BanCorp, including, without limitation, Santander Mortgage Corporation, Santander Securities Corporation, Santander Asset Management Corporation, Santander Insurance Agency and Santander Financial Services, Inc. Tenant shall have the right to assign this Lease or to sublet all or any portion of the Premises to any other third party not specified in the preceding sentence, subject to obtaining Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Such consent shall be deemed granted unless, within ten (10) calendar days after Tenant has requested Landlord’s consent, Landlord disapproves such request in writing specifying the reason or all of the reasons therefor and any curative actions which may be taken. Tenant shall be entitled to any and all rent and other consideration relating to any such subleasing or assignment contemplated in this Section 17.1.
     17.2 Leasehold Mortgages. Notwithstanding anything to the contrary in this Lease, Tenant may at any time execute and deliver one or more mortgages, deeds to secure debt or deeds of trust (any such mortgage, deed to secure debt or deed of trust is herein called a “Leasehold Mortgage”) granting a lien or security interest in Tenant’s leasehold estate and rights hereunder without the consent of Landlord; provided, however, that Tenant shall remain liable hereunder for the payment of Rent and any additional rent payable hereunder and for performance of all the obligations of Tenant under this Lease. In no event shall any such Leasehold Mortgage encumber Landlord’s fee interest in the Premises. If either Tenant or the holder of any such Leasehold Mortgage notifies Landlord of the existence of such Leasehold Mortgage and the address of the holder thereunder for the service of notices, such holder shall be deemed to be a “Leasehold Mortgagee” as such term is used in this Lease. Landlord shall be under no obligation under this provision to any holder of a Leasehold Mortgage of whom Landlord has not received such notice.
          (a) If an event of default by Tenant under this Lease occurs, Landlord shall give written notice thereof to any Leasehold Mortgagee, and Landlord shall take no action to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Premises, provided that (A) if such event of default is a default in the payment of any installment of Rent or any additional rent, such Leasehold Mortgagee cures such default not later than thirty (30) days after receipt of such notice; (B) if such event of default is a default in observing or performing any other covenant or condition to be observed or performed by Tenant hereunder, and such default can be cured by such Leasehold Mortgagee without obtaining possession of the Premises, such Leasehold Mortgagee remedies such default within thirty (30) days after receipt of such notice; provided, however, in the case of a default that cannot with diligence be cured, or the curing of which cannot be commenced, within such thirty (30) days, such Leasehold Mortgagee shall have such additional period as may be necessary to cure such default with diligence and continuity; or (C) if such event of default is a default that can only be remedied by such Leasehold Mortgagee upon obtaining possession of the Premises, such Leasehold Mortgagee obtains such possession with diligence and continuity, through a receiver or otherwise, and cures such default within thirty (30) days after obtaining such possession; provided, however, in the case of a default that cannot with diligence be cured, or the curing of which cannot be commenced, within such period of thirty (30) days, such Leasehold Mortgagee shall have such additional period as may be necessary to cure such default with diligence and continuity.
          (b) If any Leasehold Mortgagee or a person designated by such Leasehold Mortgagee either becomes the owner of the interest of Tenant hereunder upon the exercise of any remedy provided for in the Leasehold Mortgage, or enters into a new lease with Landlord as provided in clause (c) below, such Leasehold Mortgagee or such person shall have the right to assign to any person such interest or such new lease.
          (c) If this Lease terminates for any reason or is rejected or disaffirmed pursuant to bankruptcy law or other law affecting creditors’ rights, any Leasehold Mortgagee or a person designated by such Leasehold Mortgagee shall have the right, exercisable by notice to Landlord, within thirty (30) days after the effective date of such termination, to enter into a new lease of the Premises with Landlord. The term of said new lease shall begin on the date of the termination of this Lease and shall continue for the remainder of the Term (including the right to exercise all extension options pursuant to Section 3.2 above). Such new lease shall otherwise contain the same terms and conditions as those set forth herein, except for requirements that are no longer applicable or have already been performed, provided that such Leasehold Mortgagee shall have cured all defaults on the part of Tenant hereunder that are susceptible of being cured by the payment of money, and that such new lease shall require the tenant thereunder promptly to commence, and expeditiously to continue, to cure all other defaults on the part of Tenant hereunder to the extent susceptible of being cured. This provision shall survive the termination of this Lease and shall continue in full force and effect thereafter to the same extent as if this provision were a separate and independent contract among Landlord, Tenant and each Leasehold Mortgagee.
          (d) No Leasehold Mortgagee shall become personally liable for the performance or observation of any covenants or conditions to be performed or observed by Tenant unless and until such Leasehold Mortgagee becomes the owner of Tenant’s interest hereunder upon the exercise of any remedy provided for in any Leasehold Mortgage or enters into a new lease with Landlord pursuant to clause (c) above. Thereafter, such Leasehold Mortgagee shall be liable for (A) the performance and observance of such covenants and conditions only so long as such Leasehold Mortgagee owns such interest or is the lessee under such new lease, and (B) any defaults by such Leasehold Mortgagee occurring during the period it owned such interest or was the lessee under such new lease.

          (e) Upon the reasonable request of any Leasehold Mortgagee, Landlord and Tenant shall cooperate in including in this Lease by suitable amendment from time to time any provision for the purpose of implementing the protective provisions contained in this Lease for the benefit of such Leasehold Mortgagee in allowing such Leasehold Mortgagee reasonable means to protect or preserve the lien of its proposed Leasehold Mortgage on the occurrence of a default under the terms of the Lease. Landlord and Tenant shall execute, deliver and acknowledge any amendment reasonably necessary to effect any such requirement; provided, however, that any such amendment shall not in any way affect the Term or rental under this Lease nor otherwise in any material respect adversely affect any rights of Landlord under this Lease.
ARTICLE XVIII
HAZARDOUS SUBSTANCES
     18.1 Definition of Hazardous Substances. “Hazardous Substances” for purposes of this Lease shall be interpreted broadly to include, but not be limited to, any material or substance that is defined, regulated or classified under any environmental law or other applicable federal, state or local laws and the regulations promulgated thereunder as (i) a “hazardous substance” pursuant to section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601(14), the Federal Water Pollution Control Act, 33 U.S.C. §1321(14), as now or hereafter amended; (ii) a “hazardous waste” pursuant to section 1004 or section 3001 of the Resource Conservation and Recovery Act, 42 U.S.C. §§6903(5), 6921, as now or hereafter amended; (iii) toxic pollutant under Section 307(a)(1) of the Federal Water Pollution Control Act, 33 U.S.C. §1317(a)(1) as now or hereafter amended; (iv) a “hazardous air pollutant” under Section 112 of the Clean Air Act, 42 U.S.C. §7412(a)(6), as now or hereafter amended; (v) a “hazardous material” under the Hazardous Materials Transportation Uniform Safety Act of 1990, 49 U.S.C. §5102(2), as now or hereafter amended; (vi) toxic or hazardous pursuant to regulations promulgated now or hereafter under the aforementioned laws or any Puerto Rico counterpart to any of the aforementioned laws; or (vii) presenting a risk to human health or the environment under other applicable federal, state or local laws, ordinances or regulations, as now or as may be passed or promulgated in the future. “Hazardous Substances” shall also mean any substance that after release into the environment or upon exposure, ingestion, inhalation or assimilation, either directly from the environment or directly by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer or genetic abnormalities and specifically includes, but is not limited to, asbestos, polychlorinated biphenyls (“PCBs”), radioactive materials, including radon and naturally occurring radio nuclides, natural gas, natural gas liquids, liquefied natural gas, synthetic gas, oil, petroleum and petroleum-based derivatives and urea formaldehyde.
     18.2 Landlord’s Remediation Obligation. If at any time Hazardous Substances are determined to be present on the Premises (other than Hazardous Substances introduced by Tenant or parties claiming under Tenant as of the Effective Date), Landlord shall take all steps necessary to promptly remove or otherwise abate all such Hazardous Substances in accordance with all applicable Requirements. Landlord shall use its best efforts not to interfere with the conduct of Tenant’s business during any such removal or abatement process. If Tenant determines, in its sole judgment, that Landlord is unable or unwilling to take such steps to remove or abate the Hazardous Substances condition, and that said condition has or will have a negative impact upon the conduct of Tenant’s business or the safety and health of its employees or customers, then Tenant may, after giving Landlord at least thirty (30) days’ advance notice, and Landlord has failed within such thirty (30) days period to remove or abate the Hazardous Substances condition, elect to (i) terminate this Lease without further liability to Tenant; or (ii) expend such sums as Tenant reasonably determines are necessary to remove or abate the condition and to offset said amounts against the next Rent and other charges due under this Lease. Notwithstanding the foregoing, if Landlord is able to demonstrate to Tenant’s sole satisfaction that Landlord is able to remove or abate the Hazardous Substances condition within a reasonable period of time and Landlord is diligently pursuing such removal or abatement, Tenant shall have no right to terminate the Lease, but Tenant’s Rent and other charges payable hereunder shall be equitably reduced to take into account the economic loss to Tenant during the period in which the Hazardous Substances condition is being removed or abated unless the subject Hazardous Substances were introduced by Tenant or parties claiming under Tenant. Nothing herein shall be deemed to limit any other rights or remedies to which Tenant may be entitled by reason of the existence of Hazardous Substances. If Tenant terminates this Lease, then this Lease shall be of no further force or effect and neither party hereto shall have any further rights, duties or liabilities hereunder other than those rights, duties and liabilities which have arisen or accrued hereunder prior to the effective date of such termination.
     18.3 Landlord’s Indemnity. Landlord further covenants and agrees to indemnify, defend, protect and hold Tenant harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Tenant and arising from or out of any Hazardous Substances on, in, under or affecting all or any portion of the Premises (other than any Hazardous Substances introduced by Tenant or parties claiming under Tenant) including, without limitation, (i) the costs of removal of any and all Hazardous Substances from all or any portion of the Premises; (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Substances on, in, under or affecting the Premises into the air, any body of water, any other public domain or any surrounding areas; and (iii) compliance, in connection with all or any portion of the Premises, with all applicable Requirements, and (iv) any additional construction costs incurred by Tenant on account of such Hazardous Substances.
     18.4 Tenant’s Indemnity. Tenant shall handle, store, dispose, transport and maintain any Hazardous Substances that it introduces in the Premises after the Effective Date in compliance with all applicable Requirements. Tenant further covenants and agrees to indemnify, defend, protect and hold Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Landlord and arising from or out of any Hazardous Substances on, in, under or affecting all or any portion of the Premises introduced by Tenant or parties claiming under Tenant after the Effective Date, including, without limitation, (i) the costs of removal of any and all Hazardous Substances from all or any portion of the Premises; (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Substances on, in, under or affecting the Premises into the air, any body of water, any other public domain or any surrounding areas; and (iii) compliance, in connection with all or any portion of the Premises, with all applicable Requirements.
     18.5 Survival. The provisions of this Article XVIII shall survive the expiration or earlier termination of this Lease.
ARTICLE XIX
LANDLORD’S REPRESENTATIONS AND WARRANTIES
     19.1 Landlord’s Representations and Warranties. Landlord represents and warrants to Tenant as follows:
          (a) The person signing this Lease has the full power and authority to execute this Lease on behalf of Landlord, lease the Premises in accordance herewith and to otherwise perform the obligations of Landlord hereunder, without the necessity of obtaining consent from any third party, including, without limitation, any partner or lender. Landlord (i) has complete and full authority to execute this Lease and to lease to Tenant good and marketable leasehold title to the Premises, which is free and clear of all liens, encumbrances and other exceptions to title except for the Permitted Title Exceptions; (ii) will execute and deliver such other documents, instruments, agreements, including, but not limited to, deeds, affidavits and certificates necessary to effectuate the transaction contemplated herein; and (iii) will take all such additional action necessary or appropriate to effect and facilitate the consummation of the lease transaction contemplated herein.
          (b) To the best of Landlord’s knowledge, there is no action, litigation, suit, proceeding or investigation pending or threatened by any organization, person, individual or governmental agency, including, without limitation, governmental actions under condemnation authority or proceedings similar thereto, that affects the Premises (or any portion thereof) or Landlord that would become a cloud on the title to the Premises or any portion thereof or that questions the validity or enforceability of the transaction contemplated by this Lease or any action taken pursuant hereto in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality.
          (c) Landlord has not received notice of any violations of any Requirements with respect to the Premises, the occupancy thereof or construction thereon.
          (d) Landlord is not a “foreign person” as that term is defined in the Internal Revenue Code Section 1445(f)(3), nor is the lease of the Premises subject to any withholding requirements imposed by the Internal Revenue Code, including, but not limited to, Section 1445 thereof. LANDLORD IS ENGAGED IN A TRADE OR BUSINESS IN PUERTO RICO AND, THEREFORE, THE RENT AND OTHER SUMS PAYABLE BY TENANT TO LANDLORD UNDER THIS LEASE ARE NOT SUBJECT TO THE PUERTO RICO INCOME TAX WITHHOLDING REQUIREMENTS PRESCRIBED BY SECTION 1150 OF THE PUERTO RICO INTERNAL REVENUE CODE OF PUERTO RICO, AS AMENDED.

          (e) Landlord owns fee simple (pleno dominio) title to the Premises.
          (f) The execution, delivery and performance of this Lease by Landlord does not conflict or will conflict with or results or will result in a breach of or constitute or will constitute a default under any law or any order, writ, injunction or decree of any court or governmental authority, or any agreement or instrument to which Landlord is a party or to which it or any of its assets are bound.
          (g) The Premises are and will be free and clear of any leases, tenancies or claims of parties in possession, except for this Lease.
ARTICLE XX
RIGHT OF FIRST REFUSAL
     20.1 Right of First Refusal. If Landlord or one or more members of the Control Group (Landlord or such member, as applicable, the “Transferor”) receive and determine to accept during the Term a bona fide offer from a third party to (i) in the case of the Landlord, purchase all or part of the Premises, the Land, the Buildings and any improvements thereon, or (ii) in the case of such members of the Control Group, purchase all or part of the outstanding direct or indirect ownership interest in the Landlord resulting in a Change of Control (such Premises or ownership interest, as applicable, the “Offered Asset”), prior to accepting such bona fide offer, Transferor shall provide Tenant (and, in the case of any member of the Control Group, Landlord shall cause such member to provide Tenant) with a first refusal right to purchase the Offered Asset for cash (the “First Refusal Right”) on and subject to the following terms and conditions:
          (a) Transferor shall give written notice (the “Sale Notice”) to Tenant setting forth the proposed purchase price (the “First Refusal Purchase Price”) and the Basic Sale Terms for the Offered Asset set forth in the bona fide offer.
          (b) Tenant shall have thirty (30) days (the “Election Period”) after the delivery by Transferor to Tenant of the Sale Notice to elect to exercise the First Refusal Right with respect to the Offered Asset (such election to be made, if at all, by giving written notice of Tenant’s election to exercise the First Refusal Right (the “Exercise Notice”) to Transferor within the Election Period).
          (c) If Tenant fails to exercise the First Refusal Right, within the Election Period, then, Tenant shall have no further right to purchase the Offered Asset, except as may be expressly provided for below in this clause (c), and Transferor shall have the right to enter into an agreement to sell, and to sell, the Offered Asset to a third party at any time or times during a two hundred and forty (240)-day period (the “Initial Period”) that commences on the earlier of (x) the first day after the Election Period expires and (y) the date on which Tenant notifies Transferor that Tenant will not be exercising the First Refusal Right, for an aggregate consideration which is not less than ninety-eight percent (98%) of the First Refusal Purchase Price (excluding any customary pro-rations to such consideration determined and effectuated as of the date of the closing of the sale of the Offered Asset, transfer taxes and other closing costs or any brokerage commissions that would actually be payable to any third-party broker), and on

Basic Sale Terms which when considered as a whole, are at least as favorable to Tenant as the Basic Sale Terms contained in the Sale Notice. If such an agreement for a sale of the Offered Asset to a third party in accordance with the preceding sentence is not entered into within the Initial Period, then the First Refusal Right will apply to any sale of all or part of the Offered Asset occurring subsequent to the Initial Period. Furthermore, if an agreement is executed during the Initial Period but the closing under such agreement does not occur within two hundred and forty (240) days after the end of the Initial Period, the First Refusal Right will apply to any sale of the Offered Asset occurring after such two hundred and forty (240)-day period.
          (d) If Tenant exercises the First Refusal Right within the Election Period, then such exercise shall be deemed to create a contract between Tenant, on one hand, and Transferor, on the other hand, pursuant to which Tenant agrees to acquire and Transferor agrees to sell the Offered Asset for the First Refusal Purchase Price and on the Basic Sale Terms, except that the closing date for such sale shall be the later of (x) the closing date set forth in the Sale Notice, and (y) the date which is sixty (60) days after the making of such election (which date may be extended by an additional period of time not to exceed thirty (30) days if necessary to consummate financing for the purchase), and on the closing date, Transferor shall execute such public deeds and instruments of transfer as are customarily executed and reasonably requested to evidence and consummate the transfer of the Offered Asset to Tenant.
          (e) Each party shall bear its own legal fees and expenses and Transferor and Tenant (in the case of a sale pursuant to clause (d) above) shall each indemnify the other against claims for brokers’ fees and commissions. Unless otherwise provided in the Sale Notice, in the case of a sale of all or part of the Premises to Tenant under this Article XX, Landlord shall select the notary public and shall pay the cost of all notarial tariffs and internal revenue, notarial and legal assistance stamps required for the original of the deed transferring title of the Offered Premises to Tenant, and Tenant shall pay for the cost of all internal revenue, notarial and legal assistance stamps required for the first certified copy of such deed and all stamps and vouchers and all other costs relating to the recordation of such certified copy in the Registry of Property.
          (f) As used herein, “Basic Sale Terms” means sale commissions, the amount of cash payable by the purchaser at the closing, and any other material economic, price-related terms of the proposed sale; “Change of Control” means that the members of the Control Group cease, in the aggregate, to (i) own less than 51% of the direct or indirect ownership interest in the Landlord, or (ii) have the sole and absolute right and power to direct or cause the direction of the management and policies of the Landlord, whether by contract or otherwise; and “Control Group” means, collectively, Jacobo Ortiz Murias, Basilio Dávila, Mario Oronoz and Matías Fernández Guillermety, and their respective legal heirs.
ARTICLE XXI
MISCELLANEOUS
     21.1 Holding Over. In the event of Tenant’s continued occupancy of the Premises after the expiration of the Term, or any earlier termination provided or permitted by this Lease, such tenancy shall be from month-to-month. All covenants, provisions, obligations and conditions of this Lease shall remain in full force and effect during such month-to-month tenancy, provided, however, that Rent shall be equal to (i) for the first three (3) calendar months immediately after such expiration or termination, one hundred and ten percent (110%) of the Rent payable by Tenant on the last month immediately preceding such expiration or termination, and (ii) thereafter, one hundred and thirty percent (130%) of the Rent payable by Tenant on the last month immediately preceding such expiration or termination.
     21.2 Non-Waiver of Default. No acquiescence by either party to any default by the other party hereunder shall operate as a waiver of its rights with respect to any other breach or default, whether of the same or any other covenant or condition, nor shall the acceptance of rent by Landlord at any time constitute a waiver of any rights of Landlord.
     21.3 Recordation. Landlord covenants and agrees that, on the Effective Date, it will cooperate with Tenant and execute a public deed and any other document as may be necessary or required to raise this Lease to the status of a recordable public instrument. In connection with the recordation of this Lease in the Registry of Property of Puerto Rico, Second Section of San Juan, Tenant shall bear the cost of the notarial and internal revenue stamps on the original and first certified copy of the corresponding deed, the recordation fee payable in connection therewith and the notarial tariff relating to such deed.
     21.4 Notices. All notices shall be in writing and shall be sent by either personal delivery, a reputable overnight courier which keeps receipts of delivery (such as UPS or Federal Express), through the facilities of the United States Post Office, postage prepaid, certified or registered mail, return receipt requested, or by facsimile transmission. Unless expressly provided to the contrary elsewhere in this Lease, any such notice shall be effective upon delivery, if delivered by personal delivery or overnight courier, and on the date of the postmark, if sent by U.S. mail in accordance with the above, and on the date of the confirmation of transmission by the transmitting facsimile machine, if given by facsimile transmission, provided that a copy of such notice is given in any other manner permitted hereunder within three (3) days after the date of such facsimile transmission. Notices to the respective parties shall be sent to the following addresses unless written notice of a change of address has been previously given pursuant hereto:

To Landlord:	308 Colgate Palmolive Metro Office Park Guaynabo, Puerto Rico 00968 Attn: Jacobo Ortiz Murias Facsimile: (787) 782-9110

To Tenant:	Banco Santander Puerto Rico 207 Ponce de León Avenue San Juan, Puerto Rico 00917 Attention: General Counsel Facsimile: (787) 777-4557

With a copy to:	Pietrantoni Méndez & Alvarez, LLP Popular Center, 19th Floor 209 Muñoz Rivera Avenue San Juan, Puerto Rico 00918 Attention: Javier D. Ferrer, Esq. Facsimile: (787) 274-1470
     21.5 Successors and Assigns. All covenants, promises, conditions, representations, and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.
     21.6 Time is of the Essence. Time is of the essence as to the performance of all of the covenants, conditions, and agreements of this Lease.
     21.7 Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.
     21.8 Interpretation. In interpreting this Lease in its entirety, the printed provisions of this Lease and any additions written or typed thereon shall be given equal weight, and there shall be no inference, by operation of law or otherwise, that any provision of this Lease shall be construed against either party hereto. Landlord and Tenant acknowledge that they and their counsel have reviewed and revised this Lease and that any otherwise applicable rule of construction or any other presumption to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.
     21.9 Headings, Captions and References. The headings and section captions contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The use of the terms “hereof,” “hereunder” and “herein” shall refer to this Lease as a whole, inclusive of the Exhibits, except when noted otherwise. The use of the masculine or neuter genders herein shall include the masculine, feminine and neuter genders and the singular form shall include the plural when the context so requires.
     21.10 Brokerage Commissions. Each party represents and warrants to the other that no real estate broker or agent has been involved in the procurement of this Lease other than CB Richard Ellis and Ríos Commercial Properties. Any brokerage or other compensation to CB Richard Ellis and Ríos Commercial Properties related to this Lease shall be paid by Tenant. Each of Tenant and Landlord represent and warrant that it has not retained any other broker, nor otherwise created any claim for any brokerage or other compensation. Each party shall covenant and agree to indemnify, defend, protect and hold the other party harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the other party by reason of any breach of the foregoing warranties.
     21.11 Governing Law. This Lease shall be construed under the laws of the Commonwealth of Puerto Rico.
     21.12 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed, either by the parties hereto or by any third party, to create the relationship of principal and agent or create any partnership, joint venture or other association between Landlord and Tenant.
     21.13 Force Majeure. In the event that either party shall be delayed or hindered in, or prevented from, the performance of any work, service, or other act required under this Lease to be performed by the party and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, fire or other casualty, or other causes of a like nature beyond the control of the party so delayed or hindered, then performance of such work, service, or other act shall be excused for the period of such delay and the period for the performance of such work, service, or other act shall be extended for a period equivalent to the period of such delay. In no event shall a lack of financing be deemed an unavoidable delay hereunder.
     21.14 Estoppel Certificates. Within twenty (20) days after the request by Tenant, Landlord agrees to deliver to Tenant and to any potential mortgagee, assignee or purchaser of Tenant’s interest in the Premises an estoppel certificate, in form and substance reasonably satisfactory to both parties, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, whether same is in full force and effect as modified, and stating the modifications); that, to Landlord’s reasonable knowledge and belief, there are no defenses or offsets thereto (or stating those claimed by Landlord); that there are no defaults by Landlord or, to the reasonable knowledge and belief of Landlord, on the part of Tenant (or, if such defaults exist, stating their nature). Within twenty (20) days after the request by Landlord, Tenant agrees to deliver to Landlord any potential mortgagee or purchaser of or from Landlord an estoppel certificate in the form attached hereto as Exhibit “C” (as modified to be factually correct). No estoppel certificate provided pursuant to this provision shall amend or modify this Lease. Tenant shall provide such estoppel certificates at no cost to Landlord except that a charge of five hundred dollars ($500) shall be due and payable as to the second requested estoppel certificate in any twelve (12) month period and all additional requested estoppel certificates in such twelve (12) month period and as to any requested estoppel certificate which requests confirmation of information not referenced above in this section (Tenant expressly reserving the right to require the use of an estoppel certificate in the form attached hereto as Exhibit “C”).
     21.15 Exculpation. Landlord hereby unconditionally and irrevocably releases and discharges Tenant’s parent, subsidiaries and affiliated entities and the directors, officers, agents and employees of such persons and of Tenant, from any and all liability whatsoever which may now or hereafter accrue in favor of Landlord in connection with or arising under this Lease. Landlord agrees to look solely to Tenant and its assets for the satisfaction of any liability or obligation arising under this Lease or for the performance of any of the covenants, warranties or other agreements contained herein. Tenant shall look solely to the estate and property of

Landlord in and to the Premises in the event of any claim against Landlord arising out of or in connection with this Lease.
     21.16 Grant of Easements. Tenant is hereby authorized, in connection with the construction of the Annex Improvements, to grant easements across, under and over the Premises, for the installation, construction, maintenance, repair and replacement of sewer and other utility lines, for rights of way and for other means of ingress and egress, provided that such easements does not materially impair the use or value of the Premises, and Landlord covenants that it will, upon request of any party to whom any such easement is granted, join in the execution of such easements.
     21.17 Waiver of Landlord’s Lien. Landlord hereby waives in favor of Tenant its landlord lien for rent against any and all of the property of Tenant, its parent, subsidiaries or affiliates to the extent provided in the applicable laws, regulations or ordinances where the Premises are located.
     21.18 Time Periods. If the time period by which any right, option or election provided under this Lease must be exercised, or by which any act required hereunder must be performed, expires on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.
     21.19 Costs and Attorneys’ Fees. If either party brings or commences any legal action or proceeding to enforce any of the terms of this Lease (or for damages by reason of an alleged breach of this Lease), each party shall bear its own attorneys’ fees and costs.
     21.20 Counterparts. This Lease may be executed in several counterparts, each of which may be deemed an original, and all of such counterparts together shall constitute one and the same instrument.
     21.21 Entire Agreement. This Lease (including the Exhibits attached hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous representations, statements, understandings, negotiations and agreements, oral or written, between the parties, if any, with respect thereto.
     21.22 Landlord’s Access. Tenant shall permit Landlord to enter upon the Premises during customary business hours of Tenant upon reasonable notice given at least three (3) business days in advance, to make any necessary inspections of the Premises; provided, however, that Landlord may only make one (1) inspection (each inspection to extend for no more than three (3) days) during a period of three (3) consecutive calendar months. Notwithstanding the foregoing, Landlord may not at any time during the Term post “For Rent,” “For Sale” or similar signs in, on or about the Premises. In the event of any entry pursuant to this Section 22.22, Landlord shall not interfere with the conduct of Tenant’s business.
     21.23 Exhibits. Each exhibit attached to and referred to in this Agreement is hereby incorporated by reference as though set forth in full where referred to (by letter or description) herein. The exhibits consist of:

Exhibit “A”	Legal Description of the Land
Exhibit “B”	Permitted Exceptions
Exhibit “C”	Form of Estoppel Certificate

[Signature Page Follows]

     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute and deliver this Lease under seal as of the Effective Date.

LANDLORD: CORPORACIÓN HATO REY UNO, a Puerto Rico corporation
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

Date of execution: December 20, 2007

TENANT: BANCO SANTANDER PUERTO RICO, a Puerto Rico banking corporation
By:
	Name:	Carlos Manuel García Rodríguez
	Title:	Senior Executive Vice President

By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

Date of execution: December 20, 2007

EXHIBIT “A”
Legal Description of the Land
“URBANA: Propiedad en el Barrio Martín Peña del término municipal de San Juan, Puerto Rico, que tiene una cabida superficial de CUATRO MIL CUATROCIENTOS CUARENTA Y UNO PUNTO SIETE MIL QUINIENTOS CUARENTA Y TRES (4,441.7543) METROS CUADRADOS, equivalentes a UNO PUNTO TRECE (1.13) CUERDAS, en lindes por el NORTE, con la Avenida Quisqueya (Carretera Estatal Número Cuarenta (40)); por el SUR, con terrenos de Santesson Management Trust; por el ESTE, con la Avenida Ponce de León (Carretera Estatal Número Veinticinco (25)); y por el OESTE, con la calle Haití.”
     The Land was formed by the grouping of the following parcels of land: (i) property number 33,783, recorded in the Registry of Property of Puerto Rico, Second Section of San Juan (the “Registry”) at page (folio) 82 of volume (tomo) 1,181 of Río Piedras Norte; (ii) property number 4,489, recorded in the Registry at overleaf of page (folio) 173 of volume (tomo) 982 of Río Piedras Norte; (iii) property number 2,859, recorded in the Registry at page (folio) 180 of volume (tomo) 231 of Río Piedras Norte; and (iv) property number 2,863, recorded in the Registry at overleaf of page (folio) 184 of volume (tomo) 1,007 of Río Piedras Norte. Said grouping was effected pursuant to Deed Number 24, executed in San Juan, Puerto Rico on the date hereof before Notary Public Antonio R. Molina Machargo.

Exh. A-1

EXHIBIT “B”
Permitted Exceptions
     The liens and encumbrances of record with respect to the Land in the Registry of Property of Puerto Rico, Second Section of San Juan.

Exh. B-1

EXHIBIT “C”
Form of Estoppel Certificate
TO:

RE:	Lease Agreement dated December 20, 2007 (“Lease”), by and between CORPORACIÓN HATO REY UNO, a Puerto Rico corporation (“Landlord”), and BANCO SANTANDER PUERTO RICO, a Puerto Rico banking corporation (“Tenant”), for the premises located at as more fully described in the Lease (the “Premises”).
     The undersigned, as Tenant under the above referenced Lease, hereby certifies to the best of its actual knowledge, as of the date hereof, the following:
     1. The undersigned has entered into occupancy of the Premises described in the Lease;
     2. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows:                                                             .
     3. The Lease commenced on                                         ;
     4. The expiration date of the Lease is                                         , however, Tenant has additional options to extend the term of the Lease as provided therein;
     5. Current annual Rent is $                    ; or, $                     per month;
     6. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied;
     7. There are no defaults by either Landlord or Tenant thereunder;
     8. No rents have been paid in advance of one (1) month; and
     9. There are no existing defenses or offsets which the undersigned has against the Landlord.

Exh. C-1

     This Estoppel Certificate is given solely for the information of the party to whom it is addressed and may not be relied upon by any other person or entity. This Estoppel Certificate shall not result in any modification of or amendment to the Lease.

BANCO SANTANDER PUERTO RICO, a Puerto Rico banking corporation

By:
Name:
Title:

Dated of execution:

Exh. C-2

Sale-Purchase Agreement
(Arterial Hostos Office Building)
Between
BANCO SANTANDER PUERTO RICO, as Seller
And
CORPORACIÓN HATO REY DOS, as Purchaser
Dated as of December 20, 2007

LIST OF SCHEDULES
Schedule 1 — Description of the Land
Schedule 2 — Fixtures
Schedule 3 — Excluded Personal Property
Schedule 4 — Permitted Encumbrances
Schedule 5 — Leases
LIST OF EXHIBITS
Exhibit A — Deed of Sale
Exhibit B — Assignment and Assumption of Licenses
Exhibit C — Bill of Sale
Exhibit D — Deed of Lease
Exhibit E — Assumption of Purchaser=s Confidentiality Agreement by Purchaser=s Representative

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TABLE OF DEFINED TERMS
     The following capitalized terms are defined in the respective Section of the Agreement identified below:
     “Agreement” — as such term is defined in the opening paragraph hereof.
     “Basic Sale Terms” — as such term is defined in Section 13(a)(ii) hereof.
     “Bill of Sale” — as such term is defined in Section 10(c) hereof.
     “Broker” — as such term is defined in Section 15 hereof.
     “Buildings” — as such term is defined in Section 1(a) hereof.
     “Change of Control” — as such term is defined in Section 13(a) hereof.
     “Closing” — as such term is defined in Section 4 hereof.
     “Closing Date” — as such term is defined in Section 4 hereof.
     “Control Group” — as such term is defined in Section 13(a) hereof.
     “Deed of Lease” — as such term is defined in Section 10(d) hereof.
     “Deed of Sale” — as such term is defined in Section 10(a) hereof.
     “Downpayment” — as such term is defined in Section 2(a) hereof.
     “Election Notice” — as such term is defined in Section 13(a)(ii) hereof.
     “Election Period” — as such term is defined in Section 13(a)(ii) hereof.
     “First Refusal Purchase Price” — as such term is defined in Section 13(a)(i) hereof.
     “First Refusal Right” — as such term is defined in Section 13(a) hereof.
     “Initial Period” — as such term is defined in Section 13(a)(iii) hereof.
     “Investigations” — as such term is defined in Section 18 hereof.
     “Land” — as such term is defined in Section 1(a) hereof.
     “Laws” — as such term is defined in Section 7(a)(i)(3) hereof.
     “License Assignment” — as such term is defined in Section 10(b) hereof.

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     “Licenses” — as such term is defined in Section 10(b) hereof.
     “Notice of Objection” — as such term is defined in Section 20(b)(i) hereof.
     “Offer Expiration Date” — as such term is defined in Section 20(a)(i) hereof.
     “Offered Assets” — as such term is defined in Section 13(b) hereof.
     “Permitted Encumbrances” — as such term is defined in Section 5 hereof.
     “Personal Property” — as such term is defined in Section 1(a) hereof.
     “Premises” — as such term is defined in Section 1(a) hereof.
     “Property Information” — as such term is defined in Section 24(e) hereof.
     “Purchase Price” — as such term is defined in Section 2(a) hereof.
     “Purchaser” — as such term is defined in the opening paragraph hereof.
     “Purchaser’s Documents” — as such term is defined in Section 7(b)(i)(2) hereof.
     “Purchaser’s Representatives” — as such term is defined in Section 24(e) hereof.
     “Sale Notice” — as such term is defined in Section 13(a)(i) hereof.
     “Seller” — as such term is defined in the opening paragraph hereof.
     “Seller’s Affiliates” — as such term is defined in Section 25(e) hereof.
     “Seller’s Documents” — as such term is defined in Section 7(a)(i)(2) hereof.
     “Transferor” — as such term is defined in Section 13(a) hereof.

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SALE -PURCHASE AGREEMENT
(Arterial Hostos Office Building)
     SALE-PURCHASE AGREEMENT (this “Agreement”), dated as of the 20th day of December, 2007, by and between BANCO SANTANDER PUERTO RICO, a banking corporation organized under the laws of the Commonwealth of Puerto Rico (“Seller”), and CORPORACIÓN HATO REY DOS, a corporation organized under the laws of the Commonwealth of Puerto Rico (“Purchaser”).
WITNESSETH
     WHEREAS, Seller is the owner of the Premises more particularly described below and has expressed its intent to sell the Premises to Purchaser and Purchaser has expressed its intent to purchase the Premises from Seller;
     WHEREAS, Purchaser agrees to purchase the Premises in its “AS-IS-WHERE-IS” condition and further acknowledges that, except as set forth herein, Seller has made no representations or warranties to Purchaser regarding the Premises or the operation thereof; and
     WHEREAS, Seller and Purchaser now desire to enter into an agreement whereby, subject to the terms and conditions contained herein, Seller shall sell the Premises to Purchaser and Purchaser shall purchase the Premises from Seller.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, it is hereby agreed as follows:
1. SALE OF PREMISES.
     (a) Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, at the price and upon the terms and conditions set forth in this Agreement, that certain parcel of land located in the Hato Rey Norte Ward of the Municipality of San Juan, Puerto Rico, as more particularly described in Schedule “1” annexed hereto and made a part hereof (the “Land”), together with (i) the building and other improvements situated on the Land (collectively, the “Buildings”), (ii) all easements, rights of way, reservations, privileges, appurtenances, and other estates and rights of Seller pertaining to the Land and the Buildings, and (iii) all right, title and interest of Seller in and to all fixtures attached or appurtenant to the Land or the Buildings (collectively, the “Personal Property”), more particularly described in Schedule “2” annexed hereto and made a part hereof (the Land, together with all of the foregoing items listed in clauses (i)-(iii) above being hereinafter sometimes collectively referred to as the “Premises”).
     (b) Specifically excluded from the Premises and this sale are all items of personal property, equipment and furniture not described in Section 1(a) and the items described in Schedule “3” annexed hereto and made a part hereof.

     (c) Anything herein to the contrary notwithstanding, Seller shall not be deemed to have incurred or assumed any obligation to Purchaser hereunder unless and until Seller shall have executed and delivered this Agreement to Purchaser on or prior to the Offer Expiration Date (as hereafter defined in Section 20(a)(i)).
2. PURCHASE PRICE.
     (a) The purchase price to be paid by Purchaser to Seller for the Premises (the “Purchase Price”) is TWENTY-FIVE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($25,250,000.00) Dollars which shall not be subject to adjustment for any reason (precio alzado). The Purchase Price shall be payable as follows:
(i)	TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) (the “Downpayment”), simultaneously with the execution and delivery of this Agreement, by a bank wire transfer of immediately available funds to an account of Seller. The Downpayment shall be held and disbursed by Seller in accordance with the terms of Section 20. If the Closing shall occur, Seller shall be entitled to receive the Downpayment; and

(ii)	TWENTY-FIVE MILLION DOLLARS ($25,000,000.00) at the Closing by bank wire transfer of immediately available funds to Seller’s account or to the account or accounts of such other party or parties as may be designated by Seller on or before the Closing Date.
          The parties hereto acknowledge and agree that the value of the Personal Property, if any, transferred hereunder is de minimus and no part of the Purchase Price is allocable thereto. The parties hereto further acknowledge and agree that the leases that have been executed by Seller prior to the Closing Date for space in the Building are not being transferred by Seller to Purchaser as part of this transaction. After the Closing said leases shall continue in full force and effect with Seller becoming the sub-landlord and the existing tenants becoming sub-tenants thereunder.
     (b) Purchaser acknowledges that Seller has no obligation to provide any financing for the purchase of the Property by Purchaser.
     (c) Purchaser’s obligation to purchase the Property pursuant hereto is not and shall not be:
          (i) contingent on Purchaser’s ability to obtain financing for any part of the Purchase Price;
          (ii) subject to any regulatory approval or condition applicable to Purchaser;
          (iii) contingent on the occurrence of events or conditions scheduled or intended to occur following the Closing;

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          (iv) subject to any claim or condition for any allowance or deduction based upon any grounds, including, without limitation, that the Property has a particular surface area or will be fit for any particular purpose, use or development; or
          (v) contingent on the results of Purchaser’s investigations, examinations or inspections of the Property.
     (d) The Purchase Price shall be fully earned by the Seller on the Closing Date.
3. APPORTIONMENTS.
     (a) The following shall be apportioned between Seller and Purchaser at the Closing:
(i)	Real property taxes, if any, on the basis of the actual number days in the fiscal year during which the Closing Date occurs, and Seller shall be liable for the period on and before the Closing Date, and Purchaser shall be liable for the period after the Closing Date;

(ii)	Any prepaid items, including, without limitation, fees for licenses which are transferred to Purchaser at the Closing and annual permit and inspection fees; and

(iii)	Such other items as are customarily apportioned between sellers and purchasers of real properties of a type similar to the Premises and located in San Juan, Puerto Rico.
     (b) If any of the items subject to apportionment under the foregoing provisions of this Section 3 cannot be apportioned at the Closing because of the unavailability of the information necessary to compute such apportionment, or if any errors or omissions in computing apportionments at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing.
4. CLOSING DATE. The execution of the Deed and the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller’s counsel, Pietrantoni Méndez & Alvarez, LLP, in San Juan, Puerto Rico, at 10:00 a.m. on December 20, 2007 (the “Closing Date”). Seller will not grant Purchaser any extension of the Closing Date.
5. PERMITTED ENCUMBRANCES. Seller shall convey and Purchaser shall accept title to the Premises subject to those matters set forth on Schedule “4” annexed hereto and made a part hereof (collectively, the “Permitted Encumbrances”).

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6. [INTENTIONALLY DELETED].
7. REPRESENTATIONS AND WARRANTIES.
     (a) (i) Seller represents and warrants to Purchaser as follows:
(1)	Seller is a duly formed and validly existing banking corporation under the laws of the Commonwealth of Puerto Rico.

(2)	Seller has the full legal right, power and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by Seller pursuant to this Agreement (collectively, “Seller’s Documents”), to consummate the transaction contemplated hereby, and to perform its obligations hereunder and under Seller’s Documents.

(3)	This Agreement and Seller’s Documents do not and will not contravene any provision of the certificate of incorporation or the by-laws of Seller, any judgment, order, decree, writ or injunction issued against Seller, or any provision of any laws or governmental ordinances, rules, regulations, orders or requirements (collectively, “Laws”) applicable to Seller. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by Seller under any agreement to which Seller or any of its assets are subject or bound and will not result in a violation of any Laws applicable to Seller.

(4)	To Seller’s knowledge, as of the date hereof, there are no pending actions, suits, proceedings or investigations to which Seller is a party before any court or other governmental authority which may have an adverse impact on the Premises or the transaction contemplated hereby.

(5)	To Seller’s knowledge, as of the date hereof, the Land and the Building are in compliance with all Laws applicable to Seller, as in effect on the date hereof, concerning pollution and protection of the environment, including clean up of hazardous materials, except for such non compliance as would not have a material adverse effect on the physical condition of the Land and the Building taken as a whole.

(6)	Seller is the owner in fee simple (“pleno dominio”) of the Land and the Building, subject to no liens, encumbrances or rights of third parties, except for the Permitted Encumbrances.

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(ii)	The representations and warranties of Seller set forth in Section 7(a)(i) and elsewhere in this Agreement shall be true, accurate and correct in all material respects upon the execution of this Agreement and shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date). The representations and warranties (whether express or implied) of Seller set forth in Section 7(a)(i) and elsewhere in this Agreement, and/or the Seller’s Documents (including, without limitation, the Deed of Sale and the Deed of Lease) shall expire on the Closing Date, and no action or claim based thereon shall be commenced after the Closing Date, except that the representations and warranties of Seller in Section 7(a)(i)(6) regarding title to the Land and the Building shall survive the Closing Date and that the representations and warranties of Seller in the Deed of Lease shall survive for the terms specified therein.
     (b) (i) Purchaser represents and warrants to Seller as follows:
(1)	Purchaser is a duly formed and validly existing corporation under the laws of the Commonwealth of Puerto Rico and is qualified under the laws of the Commonwealth of Puerto Rico to conduct business therein on the Closing Date.

(2)	Purchaser has the full legal right, power, authority and financial ability to execute and deliver this Agreement and all documents now or hereafter to be executed by it pursuant to this Agreement (collectively, the “Purchaser’s Documents”), to consummate the transactions contemplated hereby, and to perform its obligations hereunder and under Purchaser’s Documents.

(3)	This Agreement and Purchaser’s Documents do not and will not contravene any provision of the organizational or governing documents of Purchaser, any judgment, order, decree, writ or injunction issued against Purchaser, or any provision of any Laws applicable to Purchaser. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by Purchaser under any agreement to which Purchaser or any of its assets are subject or bound and will not result in a violation of any laws applicable to Purchaser.

(4)	There are no pending actions, suits, proceedings or investigations to which Purchaser is a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.
(ii)	The representations and warranties of Purchaser set forth in Section 7(b)(i) and elsewhere in this Agreement shall be true, accurate and correct in all

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material respects upon the execution of this Agreement, shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date) and shall expire on the Closing Date, except that the representations and warranties of the Seller in the Deed of Lease shall survive for the terms specified therein.
8. TRANSFER TAXES AND CLOSING COSTS.
     (a) With respect to the Deed of Sale, (i) Seller shall pay the cost of internal revenue, notarial and legal assistance stamps required for the original of the Deed of Sale; (ii) Purchaser shall pay the cost of internal revenue, notarial and legal assistance stamps required for the first certified copy of the Deed of Sale and all stamps and vouchers and other costs relating to the recordation of such certified copy in the Registry of Property; and (iii) Seller shall designate the notary public before whom the Deed of Sale shall be executed and Seller shall pay the corresponding notarial tariff relating thereto.
     (b) With respect to each of the Deed of Lease, (i) Seller shall pay the cost of internal revenue, notarial and legal assistance stamps required for the original and first certified copy of the Deed of Lease and all stamps and vouchers and other costs relating to the recordation of such certified copy in the Registry of Property; and (ii) Seller shall designate the notary public before whom the Deed of Lease shall be executed and shall pay the corresponding notarial tariff relating thereto.
9. CONDITIONS PRECEDENT TO CLOSING.
     (a) Purchaser’s obligation under this Agreement to purchase the Premises on the Closing Date is subject to the fulfillment of each of the following conditions, subject, however, to the provisions of Section 9(c):
(i)	The representations and warranties of Seller contained herein shall be true, accurate and correct in all material respects as of the Closing Date except to the extent they relate only to an earlier date;

(ii)	Seller shall be ready, willing and able to deliver title to the Premises in accordance with the terms and conditions of this Agreement; and

(iii)	Seller shall have delivered all the documents and other items required pursuant to Section 10, and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement to be performed or complied with by the Seller at or prior to the Closing.
     (b) Seller’s obligation under this Agreement to sell the Premises to Purchaser is subject to the fulfillment of each of the following conditions, subject, however to the provisions of Section 9(c):

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(i)	The representations and warranties of Purchaser contained herein shall be true, accurate and correct in all material respects as of the Closing Date, except to the extent that they relate to an earlier date;

(ii)	Purchaser shall have delivered the funds required hereunder and all the documents to be executed by Purchaser set forth in Section 11 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing;

(iii)	All consents and approvals of governmental authorities and parties to agreements to which Purchaser is a party or by which Purchaser’s assets are bound that are required with respect to the consummation of the transactions contemplated by this Agreement shall have been obtained and copies thereof shall have been delivered to Seller at or prior to the Closing;

(iv)	On or prior to the Closing Date, (A) Purchaser shall not have applied for or consented to the appointment of a receiver, trustee or liquidator for itself or any of its assets unless the same shall have been discharged prior to the Closing Date, and no such receiver, liquidator or trustee shall have otherwise been appointed, unless same shall have been discharged prior to the Closing Date, (B) Purchaser shall not have admitted in writing an inability to pay its debts as they mature, (C) Purchaser shall not have made a general assignment for the benefit of creditors, (D) Purchaser shall not have been adjudicated a bankrupt or insolvent, or had a petition for reorganization granted with respect to Purchaser, (E) Purchaser shall not have filed a voluntary petition seeking reorganization or an arrangement with creditors or taken advantage of any bankruptcy, reorganization, insolvency, readjustment or debt, dissolution or liquidation law or statute, or filed an answer admitting the material allegations of a petition filed against it in any proceedings under any such law, or had any petition filed against it in any proceeding under any of the foregoing laws unless the same shall have been dismissed, canceled or terminated prior to the Closing Date; and

(v)	Purchaser shall have delivered the funds required under the Sale-Purchase Agreement also dated as of December 20, 2007 between the Seller and the Purchaser regarding the sale of the real properties recorded [at page 82 of volume 1181 of Río Piedras Norte, property number 33,783] and all of the documents to be executed by the Purchaser under said Sale-Purchase Agreement.
     (c) In the event that any condition contained in Section 9(a) or (b) is not satisfied, the party entitled to the satisfaction of such condition as a condition to its obligation to close title hereunder shall have as its sole remedy hereunder the right to elect to (i) waive such unsatisfied

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condition whereupon title shall close as provided in this Agreement or (ii) terminate this Agreement. In the event such party elects to terminate this Agreement, this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that if Purchaser terminates this Agreement because of a condition contained in Section 9(a) is not satisfied, then Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder. Nothing contained in this Section 9(c) shall be construed so as to bestow any right of termination upon a party for the failure of a condition to be satisfied unless such party is expressly entitled to the satisfaction of such condition as provided in Section 9(a) or (b).
10. DOCUMENTS TO BE DELIVERED BY SELLER AT CLOSING. At the Closing, Seller shall execute, acknowledge and/or deliver, as applicable, the following to Purchaser:
     (a) A deed of purchase and sale in the form of Exhibit “A” annexed hereto and made a part hereof (the “Deed of Sale”) conveying title to the Premises free of all liens, encumbrances and rights of third parties except the Permitted Encumbrances;
     (b) The Assignment and Assumption of Licenses in the form of Exhibit “B” annexed hereto and made a part hereof (the “License Assignment”) assigning without warranty or representation all of Seller’s right, title and interest, if any, in and to all of the assignable licenses, permits, certificates, approvals, authorizations and variances issued for or with respect to the Premises by any governmental authority (collectively, the “Licenses”);
     (c) [A bill of sale in the form of Exhibit “C” annexed hereto and made a part hereof (the “Bill of Sale”) conveying, transferring and selling to Purchaser all right, title and interest of Seller in and to all Personal Property;]
     (d) A lease agreement and a deed converting said lease agreement to a public instrument, both documents in the form of Exhibit “D” annexed hereto and made a part hereof (said lease agreement and the deed of conversion to public deed, collectively, the “Deed of Lease”), whereby Purchaser, as landlord, demises and leases to Seller, as tenant, the Premises;
     (e) To the extent in Seller’s possession and not already located at the Premises, all Licenses;
     (f) To the extent in Seller’s possession, plans and specifications of the Buildings;
     (g) (i) Copies of the resolutions of the board of directors of Seller authorizing the execution, delivery and performance of this Agreement, the Deed of Sale, the Deed of Lease and the consummation of the transactions contemplated by this Agreement, certified as true and correct by the Secretary or Assistant Secretary of Seller; and (ii) an incumbency certificate executed by the Secretary or Assistant Secretary of Seller with respect to those officers of Seller executing any documents or instruments in connection with the transactions contemplated herein; and
     (h) All other documents Seller is required to deliver pursuant to the provisions of this Agreement.

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11. DOCUMENTS TO BE DELIVERED BY PURCHASER AT CLOSING. At the Closing, Purchaser shall execute, acknowledge and/or deliver, as applicable, the following to Seller:
     (a) The cash portion of the Purchase Price payable at the Closing pursuant to Section 2(a)(ii), subject to apportionments, credits and adjustments as provided in this Agreement;
     (b) the Deed of Sale;
     (c) the License Assignment;
     (d) the Bill of Sale;
     (e) the Deed of Lease;
     (f) (i) copies of the organizational documents of Purchaser and of the resolutions of the board of directors or other governing body Purchaser authorizing the execution, delivery and performance of this Agreement, the Deed of Sale, the Deed of Lease and the consummation of the transactions contemplated by this Agreement certified as true and correct by the Secretary or Assistant Secretary of Purchaser; and (ii) an incumbency certificate executed by the Secretary or Assistant Secretary of Purchaser with respect to those officers of Purchaser executing any documents or instruments in connection with the transactions contemplated herein; and
     (g) All other documents Purchaser is required to deliver pursuant to the provisions of this Agreement;
12. OPERATION OF THE PREMISES PRIOR TO THE CLOSING DATE. Between the date hereof and the Closing Date, Seller shall have the right to continue to operate and maintain the Premises. In connection therewith, with respect to the tax year in which the Closing occurs, and all prior tax years, Seller is hereby authorized to commence, continue and control the progress of, and to make all decisions with respect to, any proceeding or proceedings, whether or not now pending, for the reduction of the assessed valuation of the Premises, and, in its sole discretion, to try or settle the same. All net tax refunds and credits attributable to any tax year prior to the tax year in which the Closing occurs shall belong to and be the property of Seller. All net tax refunds and credits attributable to any tax year subsequent to the tax year in which the Closing occurs shall belong to and be the property of Purchaser. All net tax refunds and credits attributable to the tax year in which the Closing occurs shall be divided between Seller and Purchaser in accordance with the apportionment of taxes pursuant to the provisions of this Agreement, after deducting therefrom a pro rata share of all expenses, including, without limitation, counsel fees and disbursements and consultant’s fees, incurred in obtaining such refund, the allocation of such expenses to be based upon the total refund obtained in such proceeding and in any other proceeding simultaneously involved in the trial or settlement. Purchaser agrees to cooperate with Seller in connection with the prosecution of any such proceedings and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records, including receipted tax bills and canceled checks used in payment of such taxes, the execution of any and all consents or other documents, and

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the undertaking of any act necessary for the collection of such refund by Seller. The provisions of this Section 12(b) shall survive the Closing.
13. POST-CLOSING COVENANTS.
     (a) Right of First Refusal. If Purchaser or one or more members of the Control Group (Purchaser or such member, as applicable, the “Transferor”) receive and determine to accept during the Term a bona fide offer from a third party to (i) in the case of the Purchaser, purchase all or part of the Premises, the Land, the Building and any improvements thereon, or (ii) in the case of such members of the Control Group, purchase all or part of the outstanding direct or indirect ownership interest in the Purchaser resulting in a Change of Control (such Premises or ownership interest, as applicable, the “Offered Asset”), prior to accepting such bona fide offer, Transferor shall provide Seller (and, in the case of any member of the Control Group, Purchaser shall cause such member to provide Seller) with a first refusal right to purchase the Offered Asset for cash (the “First Refusal Right”) on and subject to the following terms and conditions:
(i)	Transferor shall give written notice (the “Sale Notice”) to Seller setting forth the proposed purchase price (the “First Refusal Purchase Price”) and the Basic Sale Terms for the Offered Asset set forth in the bona fide offer.

(ii)	Seller shall have thirty (30) days (the “Election Period”) after the delivery by Transferor to Seller of the Sale Notice to elect to exercise the First Refusal Right with respect to the Offered Asset (such election to be made, if at all, by giving written notice of Seller’s election to exercise the First Refusal Right (the “Exercise Notice”) to Transferor within the Election Period).

(iii)	If Seller fails to exercise the First Refusal Right, within the Election Period, then, Seller shall have no further right to purchase the Offered Asset, except as may be expressly provided for below in this clause (iii), and Transferor shall have the right to enter into an agreement to sell, and to sell, the Offered Asset to a third party at any time or times during a two hundred and forty (240)-day period (the “Initial Period”) that commences on the earlier of (x) the first day after the Election Period expires and (y) the date on which Seller notifies Transferor that Seller will not be exercising the First Refusal Right, for an aggregate consideration which is not less than 98% of the First Refusal Purchase Price (excluding any customary pro-rations to such consideration determined and effectuated as of the date of the closing of the sale of the Offered Asset, transfer taxes and other closing costs or any brokerage commissions that would actually be payable to any third-party broker), and on Basic Sale Terms which when considered as a whole, are at least as favorable to Seller as the Basic Sale Terms contained in the Sale Notice. If such an agreement for a sale of the Offered Asset to a third party in accordance with the preceding sentence is not entered into within the Initial Period, then the First Refusal Right will apply to any sale of all or part of the Offered Asset occurring subsequent to the Initial Period. Furthermore, if an agreement is executed during the Initial Period but the closing under

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such agreement does not occur within two hundred and forty (240) days after the end of the Initial Period, the First Refusal Right will apply to any sale of the Offered Asset occurring after such two hundred and forty (240)-day period.
(iv)	If Seller exercises the First Refusal Right within the Election Period, then such exercise shall be deemed to create a contract between Seller, on one hand, and Transferor, on the other hand, pursuant to which Seller agrees to acquire and Transferor agrees to sell the Offered Asset for the First Refusal Purchase Price and on the Basic Sale Terms, except that the closing date for such sale shall be the later of (x) the closing date set forth in the Sale Notice, and (y) the date which is sixty (60) days after the making of such election (which date may be extended by an additional period of time not to exceed thirty (30) days if necessary to consummate financing for the purchase), and on the closing date, Transferor shall execute such public deeds and instruments of transfer as are customarily executed and reasonably requested to evidence and consummate the transfer of the Offered Assets to Seller.

(v)	Each party shall bear its own legal fees and expenses and Transferor and Seller (in the case of a sale pursuant to clause (d) above) shall each indemnify the other against claims for brokers’ fees and commissions. Unless otherwise provided in the Sale Notice, in the case of a sale of all or part of the Premises to Seller under this Section 13(a), Purchaser shall select the notary public and shall pay the cost of all notarial tariffs and internal revenue, notarial and legal assistance stamps required for the original of the deed transferring title of the Offered Premises to Seller, and Seller shall pay for the cost of all internal revenue, notarial and legal assistance stamps required for the first certified copy of such deed and all stamps and vouchers and all other costs relating to the recordation of such certified copy in the Registry of Property.

(vi)	Seller and Purchaser agree that this Section 13(a) shall be included and form part of the Deed of Lease and be recorded in the Registry of Property as a real property right of first refusal (derecho de tanteo) with respect to the Premises.

(vii)	As used herein, “Basic Sale Terms” means sale commissions, the amount of cash payable by the purchaser at the closing, and any other material economic, price-related terms of the proposed sale; “Change of Control” means that the members of the Control Group cease, in the aggregate, to (i) own less than 51% of the direct or indirect ownership interest in the Purchaser, or (ii) have the sole and absolute right and power to direct or cause the direction of the management and policies of the Purchaser, whether by contract or otherwise; and “Control Group” means, collectively, Jacobo

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Ortiz Murias, Basilio Dávila, Mario M. Oronoz and Matías Fernández Guillermety, and their respective legal heirs.
     (b) The provisions of this Section 13 shall survive the Closing.
14. AS-IS.
     (a) Purchaser agrees to accept title to the Premises subject to such facts, circumstances, defects and problems which exist at the time of the Closing on an “As-Is, Where-Is” basis and Purchaser declares, agrees and accepts that it is not relying on any representations or warranties of Seller or any other person as to the state of the Premises (including the Parking Spaces), except as provided in Section 7 (a)(ii) of this Agreement.
     (b) This Agreement, as written, contains all the terms of the agreement entered into between the parties as of the date hereof, and Purchaser acknowledges that neither Seller nor any of Seller=s Affiliates, nor any of their agents or representatives, nor Broker has made any representations or held out any inducements to Purchaser, and Seller hereby specifically disclaims any representation, oral or written, past, present or future, other than those specifically set forth in Section 7(a) and Section 15. Without limiting the generality of the foregoing, Purchaser has not relied on any representations or warranties, and neither Seller nor any of Seller’s Affiliates, nor any of their agents or representatives has or is willing to make any representations or warranties, express or implied, other than as may be expressly set forth herein, as to (i) the status of title to the Premises and the Personal Property, (ii) the Licenses, (iii) the current or future real estate tax liability, assessment or valuation of the Premises, but subject to apportionment as provided in Section 3(a)(i); (iv) the potential qualification of the Premises for any and all benefits conferred by any Laws whether for subsidies, special real estate tax treatment, insurance, mortgages or any other benefits, whether similar or dissimilar to those enumerated; (v) the compliance of the Premises in its current or any future state with applicable Laws or any violations thereof, including, without limitation, those relating to access for the handicapped, environmental or zoning matters, and the ability to obtain a change in the zoning or a variance in respect to the Premises’ non-compliance, if any, with zoning Laws; (vi) the nature and extent of any access, egress, right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; (vii) the availability of any financing for the purchase, alteration, rehabilitation or operation of the Premises from any source, including, without limitation, any government authority or any lender; (viii) the current or future use of the Premises, including, without limitation, the Premises’ use for commercial, manufacturing or general office purposes; (ix) the present and future condition and operating state of any Personal Property and the present or future structural and physical condition of the Buildings, their suitability for rehabilitation or renovation, or the need for expenditures for capital improvements, repairs or replacements thereto; (x) the viability or financial condition of any tenant; (xi) the status of the leasing market in Puerto Rico; or (xii) the actual or projected income or operating expenses of the Premises.
     (c) Purchaser knowingly and expressly waives, and Seller hereby disclaims, the warranties against latent and hidden defects imposed by the Civil Code of Puerto Rico upon sellers of real property, including, but not limited to, the warranties against latent and hidden defects set forth in Article 1363 of the Civil Code of Puerto Rico. Purchaser declares and acknowledges that it

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has agreed to the waiver of the warranties against latent and hidden defects set forth in the preceding sentence with full and complete knowledge of the risks and legal consequences which such waiver entails.
     (d) Purchaser acknowledges that Seller has afforded Purchaser the opportunity for full and complete investigations, examinations and inspections of the Premises and all Property Information. Purchaser acknowledges and agrees that (i) the Property Information delivered or made available to Purchaser and Purchaser’s Representatives by Seller or Seller’s Affiliates, or any of their agents or representatives may have been prepared by third parties and may not be the work product of Seller and/or any of Seller’s Affiliates; (ii) neither Seller nor any of Seller’s Affiliates has made any independent investigation or verification of, or has any knowledge of, the accuracy or completeness of, the Property Information; (iii) the Property Information delivered or made available to Purchaser and Purchaser’s Representatives is furnished to each of them at the request, and for the convenience of, Purchaser; (iv) Purchaser is relying solely on its own investigations, examinations and inspections of the Premises and those of Purchaser’s Representatives and is not relying in any way on the Property Information furnished by Seller or any of Seller’s Affiliates, or any of their agents or representatives; (v) Seller expressly disclaims any representations or warranties with respect to the accuracy or completeness of the Property Information and Purchaser releases Seller and Seller’s Affiliates, and their agents and representatives, from any and all liability with respect thereto; and (vi) any further distribution of the Property Information is subject to Section 24.
     (e) Purchaser or anyone claiming by, through or under Purchaser, hereby fully and irrevocably releases Seller and Seller’s Affiliates, and their agents and representatives, from any and all claims that it may now have or hereafter acquire against Seller or Seller’s Affiliates, or their agents or representatives for any cost, loss, liability, damage, expense, action or cause of action, whether foreseen or unforeseen, arising from or related to any construction defects, errors or omissions on or in the Premises, the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions (whether patent, latent or otherwise) affecting the Premises, except for claims against Seller based upon any obligations and liabilities of Seller expressly provided in this Agreement. Purchaser further acknowledges and agrees that this release shall be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action. As a material covenant and condition of this Agreement, Purchaser agrees that in the event of any such construction defects, errors or omissions, the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions affecting the Premises, Purchaser shall have no claims against Seller, except for claims against Seller based upon any obligations and liabilities of Seller expressly provided in this Agreement.
     (f) Purchaser hereby acknowledges that it has inspected the Premises, is thoroughly acquainted with and accepts its condition, and has reviewed, to the extent necessary in its discretion, all the Property Information. Seller shall not be liable or bound in any manner by any oral or written “setups” or information pertaining to the Premises or the rents furnished by Seller, Seller’s Affiliates, their agents or representatives, any real estate broker, including, without limitation, the Broker, or other person.

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     (g) The provisions of this Section 14 shall survive the termination of this Agreement and the Closing.
15. BROKER. Purchaser and Seller represent and warrant to each other that CB Richard Ellis and Ríos Commercial Properties (collectively, the “Broker”) are the sole brokers with whom it has dealt in connection with the Premises and the transactions described herein. Seller shall be liable for, and shall indemnify Purchaser against, all brokerage commissions or other compensation due to the Broker arising out of the transaction contemplated in this Agreement, which compensation shall be paid subject and pursuant to a separate agreement between Seller and the Broker. Each party hereto agrees to indemnify, defend and hold the other harmless from and against any and all claims, causes of action, losses, costs, expenses, damages or liabilities, including reasonable attorneys’ fees and disbursements, which the other may sustain, incur or be exposed to, by reason of any claim or claims by any broker, finder or other person, except (in the case of Purchaser as indemnitor hereunder) the Broker, for fees, commissions or other compensation arising out of the transactions contemplated in this Agreement if such claim or claims are based in whole or in part on dealings or agreements with the indemnifying party. Notwithstanding any provisions of this Agreement to the contrary, in no event shall Seller be liable for, and the foregoing indemnity of Seller shall in no event apply to, claims by any broker, finder or other person for such fees, commissions or other compensation if such claims are based upon dealings or agreements with prior owners of the Premises. The obligations and representations and warranties contained in this Section 15 shall survive the termination of this Agreement and the Closing.
16. CASUALTY; CONDEMNATION.
     (a) Casualty. If a “material” part (as hereinafter defined) of the Premises is damaged or destroyed by fire or other casualty, Seller shall notify Purchaser of such fact and, except as hereinafter provided, either party shall have the option to terminate this Agreement upon notice to the other party given not later than five (5) days after receipt of Seller’s notice. If this Agreement is so terminated, the provisions of Section 16(d) shall apply. Notwithstanding the foregoing, if a “material” part of the Premises is damaged or destroyed and Purchaser elects to terminate this Agreement as provided above, Purchaser’s election shall be ineffective if within ten (10) days after Seller’s receipt of Purchaser’s election notice, Seller shall elect by notice to Purchaser to repair such damage or destruction and shall thereafter complete such repair within 120 days after the then scheduled Closing Date at the time of Purchaser’s election. If Seller makes such election to repair, Seller shall have the right to adjourn the Closing Date one or more times for up to one hundred twenty (120) days in the aggregate in order to complete such repairs and shall have the right to retain all insurance proceeds which Seller may be entitled to receive as a result of such damage or destruction. If (i) Purchaser does not elect to terminate this Agreement, (ii) Purchaser elects to terminate this Agreement but such election is ineffective because Seller elects to repair such damage and completes such repair within such 120-day period provided above, or (iii) there is damage to or destruction of an “immaterial” part (“immaterial” is herein deemed to be any damage or destruction which is not “material”, as such term is hereinafter defined) of the Premises, Purchaser shall close title as provided in this Agreement and, at the Closing, Seller shall, unless Seller has repaired such damage or destruction prior to the Closing, (x) pay over to Purchaser the proceeds of any insurance collected by Seller, and (y) assign and transfer to Purchaser all right, title and interest of Seller in and to any uncollected insurance proceeds which Seller may be entitled to receive from such damage

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or destruction. A “material” part of the Premises shall be deemed to have been damaged or destroyed if the cost of repair or replacement shall be $500,000 or more as reasonably as estimated by Seller.
     (b) Condemnation: If, prior to the Closing Date, all or any “significant” portion (as hereinafter defined) of the Premises is taken by eminent domain or condemnation (or is the subject of a pending taking which has not been consummated), Seller shall notify Purchaser of such fact and either party shall have the option to terminate this Agreement upon notice to the other party given not later than five (5) days after receipt of the Seller’s notice. If this Agreement is so terminated, the provisions of Section 16(d) shall apply. If Purchaser does not elect to terminate this Agreement, or if an “insignificant” portion (“insignificant” is herein deemed to be any taking which is not “significant”, as such term is herein defined) of the Premises is taken by eminent domain or condemnation, at the Closing Seller shall assign and turnover, and Purchaser shall be entitled to receive and keep, all awards or other proceeds for such taking by eminent domain or condemnation. A “significant” portion of the Premises means more than ten percent (10%) of the surface area of the Land.
     (c) Notwithstanding anything contained in Section 16(a) and Section 16(b) to the contrary, if this Agreement is not terminated as provided in Section 16(a) or Section 16(b) and the insurance, eminent domain or condemnation proceeds payable with respect to the Premises as a result of any casualty or taking exceeds the Purchase Price, Seller’s obligation to pay over to Purchaser those proceeds paid to Seller prior to the Closing shall be limited to the amount of the Purchase Price and Seller shall be entitled to retain the remainder of such proceeds. To the extent that payment of all or any portion of such proceeds does not occur prior to the Closing, the parties agree that Seller shall be entitled to that portion of the proceeds in excess of the Purchase Price, which agreement shall survive the Closing. In such event, the provisions of the Deed of Lease related to casualty or condemnation, as applicable, shall apply to the relationship of the Seller and Purchaser, as lessee and lessor.
     (d) If Purchaser elects to terminate this Agreement pursuant to Section 16(a) or 16(b), this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder.
17. REMEDIES.
     (a) If the Closing fails to occur by reason of Seller’s inability to perform its obligations under this Agreement, then Purchaser, as its sole remedy for such inability of Seller, may terminate this Agreement by written notice to Seller. If Purchaser elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder. Except as set forth in this Section 17(a), Purchaser hereby expressly waives, relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason of Seller’s inability to perform its obligations hereunder.

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     (b) If the Closing fails to occur by reason of Purchaser’s failure or refusal to perform its obligations hereunder, then Seller, as its sole remedy hereunder, may (i) terminate this Agreement by written notice to Purchaser or (ii) seek specific performance from Purchaser. If Seller elects to terminate this Agreement, then this Agreement shall be terminated and Seller may retain the Downpayment as liquidated damages for all loss, damage and expenses suffered by Seller, it being agreed that Seller’s damages are impossible to ascertain, and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations. Nothing contained herein shall limit or restrict Seller’s ability to pursue any rights or remedies it may have against Purchaser with respect to the Surviving Obligations.
     (c) If the Closing fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder, then Purchaser, as its sole remedy hereunder, may (i) terminate this Agreement by notice to Seller or (ii) seek specific performance from Seller. If Purchaser elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder. Except as set forth in this Section 17(c), Purchaser hereby expressly waives, relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason of Seller’s inability to perform its obligations hereunder. As a condition precedent to Purchaser exercising any right it may have to bring an action for specific performance as the result of Seller’s failure or refusal to perform its obligations hereunder, Purchaser must commence such an action within ninety (90) days after the occurrence of such default. Purchaser agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence such an action.
18. PURCHASER=S ACCESS TO THE PREMISES. (a) The parties hereto hereby acknowledge that prior to the date of execution of this Agreement, Purchaser and Purchaser’s Representatives have entered upon the Premises for the sole purpose of inspecting the Premises and making surveys, soil borings, engineering tests and other investigations, inspections and tests (collectively, “Investigations”). As a condition precedent to the Investigations, Purchaser has agreed to furnish to Seller, at no cost or expense to Seller, copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports relating to the Investigations which Purchaser obtained with respect to the Premises promptly after Purchaser’s receipt of same.
     (b) Purchaser hereby agrees to indemnify Seller and Seller’s Affiliates and hold Seller and Seller’s Affiliates harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements), suffered or incurred by Seller or any of Seller’s Affiliates and arising out of or in connection with (i) Purchaser’s and/or Purchaser’s Representatives’ entry upon the Premises, (ii) any Investigations or other activities conducted thereon by Purchaser or Purchaser’s Representatives, (iii) any liens or encumbrances filed or recorded against the Premises as a consequence of the Investigations or any and all other activities undertaken by Purchaser or Purchaser’s Representatives, and/or (iv) any and all other activities undertaken by Purchaser or Purchaser’s Representatives with respect to the Premises.

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     The provisions of this Section 18 shall survive the termination of this Agreement and the Closing.
19. PURCHASER=S INDEMNITY. Except to the extent provided in the Deed of Lease, Purchaser hereby agrees to indemnify Seller and Seller’s Affiliates against, and to hold Seller and Seller’s Affiliates harmless from all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements) asserted against or incurred by Seller or any of Seller’s Affiliates in connection with or arising out of (a) acts or omissions of Purchaser or Purchaser’s Representatives, or other matters or occurrences that take place after the Closing and relate to the ownership, maintenance or operation of the Premises, or (b) a breach of any representation, warranty or covenant of Purchaser contained in this Agreement. Purchaser’s obligations under this Section 19 shall survive the Closing.
20. DOWNPAYMENT. Seller shall hold the Downpayment, without being required to pay any interest thereon, and shall dispose of the Downpayment only in accordance with the following provisions:
     (a) Seller shall disburse the Downpayment as follows:
(i)	To Purchaser, without interest, if Seller has not executed a counterpart of this Agreement and delivered same to Purchaser on or before December 20, 2007 (the “Offer Expiration Date”);

(ii)	To Seller, simultaneously upon completion of the Closing;

(iii)	To Seller, in the event that (A) Purchaser has defaulted under this Agreement, or (B) this Agreement has been otherwise terminated or canceled, and Seller is thereby entitled to receive the Downpayment pursuant to the terms of this Agreement; or

(iv)	To Purchaser, without interest, in the event that (A) Seller has defaulted under this Agreement, or (B) this Agreement has been otherwise terminated or canceled, and Purchaser is thereby entitled to receive the Downpayment pursuant to the terms of this Agreement.
     (b) In the event of any dispute whatsoever among the parties with respect to disposition of the Downpayment, Purchaser and Seller shall each have such remedies as are available at law or in equity with respect thereto.
     (c) The provisions of this Section 20 shall survive the termination of this Agreement and the Closing.
21. ASSIGNMENT. This Agreement may not be assigned by Purchaser without the express written consent of Seller, which consent Seller shall have the right to withhold or grant in its sole and absolute discretion; provided, however, Purchaser shall be entitled, upon giving prior written notice to Seller, to assign its rights under this Agreement to an affiliate that is one hundred percent

17

(100%) owned and controlled by Purchaser, which assignment shall not relieve Purchaser of any of its obligations under this Agreement.
22. ACCESS TO RECORDS. For a period of five (5) years subsequent to the Closing Date, Seller, Seller’s Affiliates and their employees, agents and representatives shall be entitled to access during business hours to all documents, books and records given to Purchaser by Seller at the Closing for tax and audit purposes, regulatory compliance, and cooperation with governmental investigations upon reasonable prior notice to Purchaser, and shall have the right, at its sole cost and expense, to make copies of such documents, books and records.
23. NOTICES.
     (a) All notices, elections, consents, approvals, demands, objections, requests or other communications which Seller or Purchaser may be required or desire to give pursuant to, under or by virtue of this Agreement must be in writing and sent by (i) first class U.S. certified or registered mail, return receipt requested, with postage prepaid, or (ii) express mail or courier (for next business day delivery), addressed as follows:
If to Seller:
Banco Santander Puerto Rico
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Attention: General Counsel
With a copy to:
Pietrantoni Méndez & Alvarez LLP
Popular Center, 19th Floor
209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
Attention: Javier D. Ferrer, Esq.
If to Purchaser:
Colgate-Palmolive Building
Suite 308
Metro Office Park
Guaynabo, Puerto Rico 00968-1705
Attention: Jacobo Ortiz-Murias, Esq.

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With a copy to:
Oronoz & Oronoz
Colgate-Palmolive Building
Suite 308
Metro Office Park
Guaynabo, Puerto Rico 00968-1705
Attention: Mario Oronoz, Esq.
     (b) Seller or Purchaser may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this Section 23. A notice or other communication sent in compliance with the provisions of this Section 23 shall be deemed given and received on (i) the third (3rd) day following the date it is deposited in the U.S. mail, or (ii) the date it is delivered to the other party if sent by express mail or courier.
24. PROPERTY INFORMATION AND CONFIDENTIALITY.
     (a) Purchaser agrees that, prior to the Closing, all Property Information has been and will continue to be kept strictly confidential and shall not, without the prior consent of Seller, be disclosed by Purchaser or Purchaser’s Representatives, in any manner whatsoever, in whole or in part, and will not be used by Purchaser or Purchaser’s Representatives, directly or indirectly, for any purpose other than evaluating the Premises. Moreover, Purchaser agrees that, prior to the Closing, the Property Information has been and will be transmitted only to Purchaser’s Representatives (i) who need to know the Property Information for the purpose of evaluating the Premises, and who are informed by the Purchaser of the confidential nature of the Property Information and (ii) who agree in writing to be bound by the terms of this Section 24 and Section 14(d). Prior to the delivery or disclosure of any Property Information to Purchaser’s Representatives at any time prior to the Closing, Purchaser agrees to notify Seller as to their identity and to furnish Seller with their written assumption and adoption of the terms of this Section 24 and Section 14(d), all in the form annexed hereto as Exhibit “E” and made a part hereof. The provisions of this Section 24(a) shall in no event apply to Property Information which is a matter of public record and shall not prevent Purchaser from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
     (b) Purchaser and Seller, for the benefit of each other, hereby agree that between the date hereof and the Closing Date, they will not release or cause or permit to be released any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the written consent of the other party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement, subject to the terms of Section 24(a), with any of its attorneys, accountants, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.

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     (c) Purchaser shall indemnify and hold Seller and Seller’s Affiliates harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements) suffered or incurred by Seller or any of Seller’s Affiliates and arising out of or in connection with a breach by Purchaser or Purchaser’s Representatives of the provisions of this Section 24.
     (d) In the event this Agreement is terminated, Purchaser and Purchaser’s Representatives shall promptly deliver to Seller all originals and copies of the Property Information referred to in clause (i) of Section 24(e) in the possession of Purchaser and Purchaser’s Representatives. Notwithstanding anything contained herein to the contrary, in no event shall Purchaser be entitled to receive a return of the Downpayment or the accrued interest thereon, if any, if and when otherwise entitled thereto pursuant to this Agreement until such time as Purchaser and Purchaser’s Representatives shall have performed the obligations contained in the preceding sentence.
     (e) As used in this Agreement, the term “Property Information” shall mean (i) all information and documents in any way relating to the Premises, the operation thereof or the sale thereof (including, without limitation, Licenses) furnished to, or otherwise made available for review by, Purchaser or its directors, officers, employees, affiliates, partners, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, “Purchaser’s Representatives”), by Seller or any of Seller’s Affiliates, or their agents or representatives, including, without limitation, their attorneys, accountants, consultants, brokers or advisors, and (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Purchaser or Purchaser’s Representatives containing or based, in whole or in part, on the information or documents described in the preceding clause (i), or the Investigations, or otherwise reflecting their review or investigation of the Premises.
     (f) In addition to any other remedies available to Seller, Seller shall have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against Purchaser or Purchaser’s Representatives in order to enforce the provisions of this Section 24.
     (g) The provisions of this Section 24 shall survive the termination of this Agreement and the Closing.
25. MISCELLANEOUS.
     (a) This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Agreement shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be charged.
     (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

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     (c) All prior statements, understandings, representations and agreements between the parties, oral or written, are superseded by and merged in this Agreement, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, neither party relying upon any statement, understanding, representation or agreement made by the other not embodied in this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against Seller or the party drafting this Agreement.
     (d) Except as otherwise expressly provided herein and in the Deed of Lease, Purchaser’s acceptance of the Deed of Sale shall be deemed a discharge of all of the obligations of Seller hereunder and all of Seller’s representations, warranties, covenants and agreements herein shall merge in the documents and agreements executed at the Closing and shall not survive the Closing.
     (e) Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Seller’s Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of Seller’s Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing provisions of this Section 25(e), Purchaser hereby unconditionally and irrevocably waives any and all claims and causes of action of any nature whatsoever it may now or hereafter have against Seller’s Affiliates, and hereby unconditionally and irrevocably releases and discharges Seller’s Affiliates from any and all liability whatsoever which may now or hereafter accrue in favor of Purchaser against Seller’s Affiliates, in connection with or arising out of this Agreement or the transactions contemplated hereby. The provisions of this Section 25(e) shall survive the termination of this Agreement and the Closing.
     (f) Purchaser agrees that, wherever this Agreement provides that Purchaser must send or give any notice, make an election or take some other action within a specific time period in order to exercise a right or remedy it may have hereunder, time shall be of the essence with respect to the taking of such action, and Purchaser’s failure to take such action within the applicable time period shall be deemed to be an irrevocable waiver by Purchaser of such right or remedy.
     (g) No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

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     (h) Neither this Agreement nor any memorandum thereof shall be recorded and any attempted recordation hereof shall be void and shall constitute a default.
     (i) Delivery of this Agreement shall not be deemed an offer and neither Seller nor Purchaser shall have any rights or obligations hereunder unless and until both parties have signed and delivered an original of this Agreement. This Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
     (j) Each of the Exhibits and Schedules referred to herein and attached hereto is incorporated herein by this reference.
     (k) The caption headings in this Agreement are for convenience only and are not intended to be a part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.
     (l) This Agreement shall be interpreted and enforced in accordance with the laws of the Commonwealth of Puerto Rico without reference to principles of conflicts of laws.
     (m) If any provision of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable. Notwithstanding the foregoing sentence, if (i) any provision of this Agreement is finally determined by a court of competent jurisdiction to be unenforceable or invalid in whole or in part, (ii) the opportunity for all appeals of such determination have expired, and (iii) such unenforceability or invalidity alters the substance of this Agreement (taken as a whole) so as to deny either party, in a material way, the realization of the intended benefit of its bargain, such party may terminate this Agreement within thirty (30) days after the final determination by notice to the other. If such party so elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations, and except that Purchaser shall be entitled to a return of the Downpayment (together with all interest accrued thereon, if any) subject to Section 24(d) and provided Purchaser is not otherwise in default hereunder.
     (n) SELLER AND PURCHASER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY EITHER PARTY IN CONNECTION HEREWITH (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT ON THE GROUNDS THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).
[Signature Page Follows]

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

BANCO SANTANDER PUERTO RICO, Seller
By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

By:
	Name:	Carlos Miguel García Rodríguez
	Title:	Senior Executive Vice President

CORPORACIÓN HATO REY DOS, Purchaser
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

23

SCHEDULE 1
DESCRIPTION OF THE LAND
URBANA: Parcela número tres (3). Parcela de terreno localizada en el Barrio Hato Rey Norte, del término municipal de San Juan, Puerto Rico, con una cabida de tres mil cuatrocientos setenta y tres punto cero ocho nueve nueve (3,473.0899) metros cuadrados, equivalentes a cero punto ocho ocho tres seis (0.8836) cuerdas, en lindes por el NORTE, SUR, y ESTE, con terrenos de la Administración de Terrenos (futuras calles locales); y por el OESTE, con terrenos de la Administración de Terrenos (Arterial Hostos existente).
     The Land is recorded in the Registry of Property of Puerto Rico, Second Section of San Juan at page (folio) two hundred sixty-one (261) of volume (tomo) one thousand two hundred ninety-five (1,295) of Río Piedras Norte, property number thirty-five thousand nine hundred seventy-two (35,972).

Sch. 1-1

SCHEDULE 2
FIXTURES

Sch. 2-1

SCHEDULE 3
EXCLUDED PERSONAL PROPERTY
1.	All signs and logos of “Santander” attached to the Building.

2.	All furniture, equipment and fixtures in the Building, other than the equipment and fixtures described in Schedule “2” hereto.

Sch. 3-1

SCHEDULE 4
PERMITTED ENCUMBRANCES
Purchaser shall take title to the Premises subject to:
1.	Present and future zoning laws, ordinances, resolutions, orders and regulations of all local municipal, state, commonwealth or federal governments having jurisdiction over the Premises and the use of improvements thereon.

2.	All covenants, restrictions, easements, encumbrances, liens and agreements of record.

3.	Beams and beam rights and party walls and party wall agreements.

4.	Such state of facts as a current, accurate survey of the Premises would disclose.

5.	Such state of facts as a physical inspection of the Premises and of the appurtenances, fixtures, equipment and personal property included in this sale would disclose.

6.	The lien of any unpaid real estate taxes, water charges and sewer rents for the fiscal year(s) or other applicable period in which the Closing occurs, provided same are apportioned at the Closing in accordance with this Agreement.

7.	(a) The lien of all unpaid tax assessments encumbering the Premises on the date of this Agreement, and installments thereof, due and payable on or after the Closing Date, and (b) the lien of all unpaid tax assessments which first encumber the Premises subsequent to the date of this Agreement, and installments thereof, whether due and payable prior to, on or after the Closing Date, subject to Section 3(a)(i) of this Agreement.

8.	All liens and encumbrances resulting from the Investigations or any and all other activities undertaken by Purchaser or Purchaser’s Representatives.

9.	Rights, if any, of any utility company to construct and/or maintain lines, pipes, wires, cables, poles, conduits and distributions boxes and equipment in, over, under, and/or upon the Premises or any portion thereof.

10.	Building codes and restrictions heretofore or hereafter adopted by any public agency.

11.	Encroachments of stoops, areas, cellar, steps, trim, cornices, retaining walls, windows, window sills, ledges, fire escapes, doors, door caps, projecting air conditioner units or equipment, hedges, railings, coping, cellar doors or fences, if

Sch. 4-1

any, upon any street, highway, sidewalk or adjoining premises; variations between record line and retaining walls; encroachments of adjoining premises upon the Premises.
12.	Variations between the description contained in Schedule “1” and the tax map description of the Premises.

13.	Right, lack of right or restricted right of any owner of the Premises to construct and/or maintain fuel tanks, coal chutes, electric transformers, sidewalk elevators, gratings, manholes, hoists or excavations under, in, upon or over any street, highway, sidewalk or adjoining Premises.

14.	The printed standard exceptions listed in Schedule “B” of the Title Commitment.

15.	Easement in favor of the Puerto Rico Electric Power Authority.

16.	Sewer and aqueduct easement in favor of the United States of America.

17.	Use and development restriction constituted pursuant to Deed Number Eight, executed in San Juan, Puerto Rico on March 15, 1991 before Notary Public José Eladio Figueroa González, recorded in the Registry at page (folio) 261 of volume (tomo) 1,295 of Río Piedras Norte, property number 35,972.

Sch. 4-2

SCHEDULE 5
LEASES

Sch. 5-1

EXHIBIT A
DEED OF SALE

Exh. A-1

EXHIBIT B
ASSIGNMENT AND ASSUMPTION OF LICENSES
     ASSIGNMENT AND ASSUMPTION LICENSES, dated December 20, 2007, between BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Assignor”), and CORPORACIÓN HATO REY DOS, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Assignee”).
WITNESSETH
     WHEREAS, Assignor has this day sold and conveyed to assignee the real property more particularly described in Schedule “1” annexed hereto and made a part hereof (the “Premises”).
     NOW, THEREFORE, in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest, if any, in and to all of the licenses, permits, certificates, approvals, authorizations and variances issued for or with respect to the Premises by any governmental authority set forth on Schedule “2” annexed hereto and made a part hereof (collectively, the “Licenses”).
     TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever, from and after the date hereof, subject to the terms, covenants, conditions and provisions of the Licenses.
     ASSIGNEE HEREBY ACCEPTS the foregoing assignment and assumes and agrees to perform all of the obligations of Assignor under the Licenses accruing from and after the date hereof; and
     ASSIGNEE FURTHER AGREES to defend and indemnify Assignor and any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other person or entity affiliated with Assignor (collectively, “Assignor’s Affiliates”) against, and to hold Assignor and Assignor’s Affiliates harmless from, any and all claims, demands, causes of action, losses, damages, liabilities, and costs and expenses (including, without limitation, attorney’s fees and disbursements), whether foreseen or unforeseen, asserted against or incurred by Assignor or any of Assignor’s Affiliates in connection with or arising out of acts or omissions of Assignee or its directors, officers, employees, affiliates, partners, brokers, agents, contractors, consultants and/or representatives, or other matters or occurrences that take place, from and after the date hereof relating to the Licenses.
     Assignee hereby unconditionally and irrevocably waives any and all claims and causes of action of any nature whatsoever it may now or hereafter have against Assignor or Assignor’s Affiliates, and hereby unconditionally and irrevocably fully releases and discharges Assignor and Assignor’s Affiliates from any and all liability whatsoever which may now or hereafter

Exh. B-1

accrue in favor of Assignee against Assignor or Assignor’s Affiliates, in connection with or arising out of the Licenses.
     This Assignment and Assumption of Licenses is made without any covenant, warranty or representation by, or recourse against, Assignor or Assignor’s Affiliates of any kind whatsoever.
     IN WITNESS WHEREOF, this Assignment and Assumption of Contracts and Licenses has been executed on the date and year first above written.

ASSIGNOR: BANCO SANTANDER PUERTO RICO
By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

By:
	Name:	Carlos Miguel García Rodríguez
	Title:	Senior Executive Vice President

ASSIGNEE: CORPORACIÓN HATO REY DOS
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

Affidavit No.
     Acknowledged and subscribed before me, by the following persons, personally known to me, in San Juan, Puerto Rico, this 20th day of December, 2007: Rafael Samuel Bonilla Rodríguez, of legal age, married, executive and resident of San Juan, Puerto Rico, in his capacity as Senior Vice President of Banco Santander Puerto Rico; Carlos Miguel García Rodríguez, of legal age, married, executive and resident of Guaynabo, Puerto Rico, in his capacity as Senior Executive Vice President of Banco Santander Puerto Rico and Jacobo Ortiz Murias, of legal age, married, attorney-at-law and resident of Dorado, Puerto Rico, in his capacity as President of Corporación Hato Rey Dos.

Notary Public

Exh. B-2

EXHIBIT C
BILL OF SALE
     KNOW ALL MEN BY THESE PRESENTS, that BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Seller”), for good and valuable consideration paid to Seller by CORPORACION HATO REY DOS, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Purchaser”), the receipt and sufficiency of which are hereby acknowledged, does hereby sell, grant, convey and transfer to Purchaser all of Seller’s right, title and interest, if any, in and to all the fixtures, machinery and equipment described in Schedule “2” annexed hereto and made a part hereof which are attached or appurtenant to, the real property amd more particularly described in Schedule “2” annexed hereto and made a part hereof (the “Premises”), but excluding property (i) removable by any tenants pursuant to their respective leases (including the Lease), licenses or other occupancy agreements covering portions of the Premises, (ii) owned by public utility suppliers and (iii) owned by any cleaning or other independent contractors (collectively, the “Personal Property”).
     TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever, from and after the date hereof.
     Purchaser hereby unconditionally waives any and all claims and causes of action of any nature whatsoever it may now or hereafter have against Seller or any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other person or entity affiliated with Seller (collectively, “Seller’s Affiliates”), and hereby unconditionally and irrevocably fully releases Seller and Seller’s Affiliates from any and all liability whatsoever which may now or hereafter accrue in favor of Purchaser against Seller or Seller’s Affiliates, in connection with or arising out of the Personal Property.
     This Bill of Sale is made without any covenant warranty or representation by, or recourse against, Seller or Seller’s Affiliates of any kind whatsoever.
     IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale on December 20, 2007.

SELLER: BANCO SANTANDER PUERTO RICO
By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

Exh. C-1

By:
	Name:	Carlos Miguel García Rodríguez
	Title:	Senior Executive Vice President

PURCHASER: CORPORACIÓN HATO REY DOS
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

Affidavit No. ______
     Acknowledged and subscribed before me, by the following persons, personally known to me, in San Juan, Puerto Rico, this 20th day of December, 2007: Rafael Samuel Bonilla Rodríguez, of legal age, married, executive and resident of San Juan, Puerto Rico, in his capacity as Senior Vice President of Banco Santander Puerto Rico; Carlos Miguel García Rodríguez, of legal age, married, executive and resident of Guaynabo, Puerto Rico, in his capacity as Senior Executive Vice President of Banco Santander Puerto Rico and Jacobo Ortiz Murias, of legal age, married, attorney-at-law and resident of Dorado, Puerto Rico, in his capacity as President of Corporación Hato Rey Dos.

Notary Public

Exh. C-2

EXHIBIT D
DEED OF LEASE

Exh. D-1

EXHIBIT E
ASSUMPTION OF PURCHASER=S CONFIDENTIALITY AGREEMENT
BY PURCHASER=S REPRESENTATIVE
[Letterhead of Purchaser’s Representative]
[Date]
Banco Santander Puerto Rico
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Re:	[Name or other description of property and street address or other description of location] (the “Premises”)
Ladies/Gentlemen:
     Reference is made to a certain Sale-Purchase Agreement dated                                        , 2007 (the “Sale-Purchase Agreement”) between Banco Santander Puerto Rico (“Seller”) and                                          (“Purchaser”) relating to Purchaser’s acquisition of the Premises from Seller (the “Transaction”). Except as otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Sale-Purchase Agreement.
     In consideration of Seller giving the undersigned access to the Premises and/or to the Property Information, the undersigned agrees for the benefit of Seller and Seller’s Affiliates as follows:
1.	In connection with the Transaction, the undersigned is acting as a Purchaser’s Representative. The undersigned acknowledges that it has been furnished by Purchaser with a copy of the relevant provisions of the Sale-Purchase Agreement and agrees to comply with, and to be bound by, those terms and provisions of the Sale-Purchase Agreement applicable in any way to the undersigned’s performance of its activities as a Purchaser’s Representative, including, without limitation, those contained in Section 24 and the last sentence of Section 4(a)(i) thereof, with the same full force and effect as if the undersigned were a party to the Sale-Purchase Agreement, and such terms are hereby incorporated into this letter agreement by this reference and made a part hereof. Without limiting the operation of the foregoing provisions of this Paragraph 1, the undersigned hereby agrees, with regard to the undersigned’s performance of its activities as a Purchaser’s Representative, to indemnity and hold harmless Seller and Seller’s Affiliates in the manner and to the same extent as provided in Section 24(c) of the Sale-Purchase Agreement.

Exh. E-1

2.	The undersigned further expressly acknowledges and agrees to the provisions of Section 14(c) and Sections 25(a), (b), (e), (g), (l) and (n) of the Sale-Purchase Agreement, all with the same force and effect as if the undersigned were a party to the Sale-Purchase Agreement, and such Sections are hereby incorporated into this letter agreement by this reference and made a part hereof.

3.	The provisions of Paragraph 1 and 2 above shall survive the termination of this letter agreement and the Sale-Purchase Agreement, and the Closing.

Very truly yours, [PURCHASER=S REPRESENTATIVE]

By:
Name:
Title:

Exh. E-2

I CERTIFY: That on the date of execution I issued a FIRST CERTIFIED COPY of this Deed to Jacobo Ortiz Murias, I ATTEST AND GIVE FAITH. -----------
NOTARY PUBLIC
-------------- NUMBER TWENTY-FIVE (25) -------------
------------- DEED OF PURCHASE AND SALE ------------
----------------- (Arterial Hostos)----------------
--- In the Municipality of San Juan, Commonwealth of Puerto Rico, this twentieth (20th) day of December, two thousand seven (2007). -------------------------
--------------------- BEFORE ME --------------------
--- ANTONIO R. MOLINA MACHARGO, Attorney-at-Law and Notary in and for the Commonwealth of Puerto Rico, with residence in San Juan, Puerto Rico and offices on the nineteenth (19th) floor of the Banco Popular Center Building, two hundred nine (209) Muñoz Rivera Avenue, in the Hato Rey Ward of the Municipality of San Juan, Puerto Rico.— -----------------------------
----------------------- APPEAR ---------------------
--- AS PARTY OF THE FIRST PART: BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the “Seller”), Employer Identification Number 66-0312389, represented herein by its Senior Executive Vice President, Carlos Miguel García Rodríguez, who is of legal age, married, banker and resident of Guaynabo, Puerto Rico, and by its Senior Vice President, Rafael Samuel Bonilla Rodríguez, who is of legal age, married, attorney-at-law and resident of San Juan, Puerto Rico, who have been duly authorized to execute this Deed pursuant to a resolution of the Board of Directors of the Seller, as evidenced by a Certificate of Resolution executed on December eighteen (18), two thousand seven (2007) by the Secretary of the Seller, Rafael Samuel Bonilla Rodríguez, before Notary Public Xiomara I. Cebollero Dávila. ---------------------------------------------
--- AS PARTY OF THE SECOND PART: CORPORACIÓN HATO REY

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DOS, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the “Purchaser”), Employer Identification Number 66-0705063, represented herein by its President, Jacobo Ortiz Murias, who is of legal age, married, attorney-at-law and resident of Dorado, Puerto Rico, who has been duly authorized to execute this Deed pursuant to a resolution of the Board of Directors of the Purchaser, as evidenced by a Certificate of Corporate Resolution executed on December nineteen (19), two thousand seven (2007) by the Secretary of the Purchaser, Mario M. Oronoz Rodríguez, before Notary Public Jacobo Ortiz Murias.
--- I, the Notary, do hereby certify that I personally know the appearing parties of the FIRST AND SECOND PARTS, and I further certify from their statements as to their age, civil status, occupation and residence. They assure me that they have, and in my judgment they do have, the necessary legal capacity for this act, and they freely and voluntarily ---------------
----------------------- STATE ----------------------
--- FIRST: Title, Liens and Encumbrances. The Seller represents and warrants that it is the owner in fee simple (pleno dominio) of a certain parcel of land (the AProperty@) located in the Municipality of San Juan, Puerto Rico, described in the Registry of Property of Puerto Rico, Second Section of San Juan (the ARegistry@), as follows: ----------------------
----- AURBANA: Parcela número tres (3). Parcela de terreno localizada en el Barrio Hato Rey Norte, del término municipal de San Juan, Puerto Rico, con una cabida de tres mil cuatrocientos setenta y tres punto cero ocho nueve nueve (3,473.0899) metros cuadrados, equivalentes a cero punto ocho ocho tres seis (0.8836) cuerdas, en lindes por el NORTE, SUR, y ESTE, con terrenos de la Administración de Terrenos (futuras calles locales); y por el OESTE, con terrenos de la Administración de Terrenos (Arterial

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Hostos existente).” -------------------------------
----- The Property is recorded in the Registry at page (folio) two hundred sixty-one (261) of volume (tomo) one thousand two hundred ninety-five (1,295) of Río Piedras Norte, property number thirty-five thousand nine hundred seventy-two (35,972). -----------------
----- The Seller acquired the Property pursuant to Deed Number One Hundred Thirty-Nine (139), executed in San Juan, Puerto Rico on December sixteen (16), nineteen hundred ninety-eight (1998) before Notary Public María De Lourdes González Rivas, recorded in the mobile book (tomo móvil) of the Registry number one thousand four hundred thirty-seven (1,437) of Río Piedras Norte, under property number thirty-five thousand nine hundred seventy-two (35,972), fifth (5th) inscription. ---------------------------------
----- The Property is subject to the following liens and encumbrances of record: ------------------------
------- (a) By its origin: --------------------------
--------- (i) Easement in favor of the Puerto Rico Electric Power Authority. --------------------------
--------- (ii) Sewer and aqueduct easement in favor of the United States of America. ----------------------
------- (b) By itself: Use and development restriction constituted pursuant to Deed Number Eight (8), executed in San Juan, Puerto Rico on March fifteen (15), nineteen hundred ninety-one (1991) before Notary Public José Eladio Figueroa González, recorded in the Registry at page (folio) two hundred sixty-one (261) of volume (tomo) one thousand two hundred ninety-five (1,295) of Río Piedras Norte, property number thirty-five thousand nine hundred seventy-two (35,972). ------------------------------

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--- SECOND: Purchase and Sale. The Seller has agreed to sell, convey and transfer the Property to the Purchaser, and the Purchaser has agreed to purchase and acquire the Property from the Seller, in accordance with the following ----------------------
---------------- TERMS AND CONDITIONS ---------------
----- One. Sale and Transfer. The Seller hereby sells, conveys and transfers to the Purchaser, free and clear of any liens and encumbrances, except for the liens and encumbrances described in Article SECOND of this Deed and the Permitted Encumbrances (as such term is defined in the Sale Agreement described below), and the Purchaser hereby purchases and acquires from the Seller, the Property together with all of its rights, buildings, structures, improvements, easements, servitudes and appurtenances thereto. -------------------------------------------
----- Two. Purchase Price. The purchase price of the Property is the amount of TWENTY-FIVE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($25,250,000), which shall not be subject to adjustment for any reason (precio alzado), and which amount the Seller acknowledges having received from the Purchaser prior to this act to the Seller=s full satisfaction, and, consequently, the Seller acknowledges receipt of payment in full of the purchase price for the Property. ------------------------------------------
----- Three. Sale Agreement. The Seller and the Purchaser hereby agree that this Deed is entered into and is subject to that certain Sale-Purchase Agreement, dated as of December twenty (20), two thousand seven (2007)(the “Sale Agreement”), by and between the Seller and the Purchaser. All of the

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representations, warranties, indemnities, agreements, limitations and disclaimers made and/or agreed to by the Seller and the Purchaser in the Sale Agreement are hereby expressly ratified and confirmed and shall survive the execution of this Deed for the periods set forth therein. -----------------------------------
----- Four. WAIVER OF WARRANTY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN AND IN THE SALE AGREEMENT, THE SELLER HEREBY DISCLAIMS, AND THE PURCHASER WAIVES AND RELEASES THE SELLER OF, THE WARRANTY AGAINST LATENT AND HIDDEN DEFECTS IMPOSED UPON SELLERS OF REAL PROPERTY PURSUANT TO ARTICLE ONE THOUSAND THREE HUNDRED AND SIXTY-THREE (TWO) (1,363(2)) OF THE CIVIL CODE OF PUERTO RICO. THE PURCHASER DECLARES AND ACKNOWLEDGES THAT IT HAS AGREED TO THE WAIVER OF THE WARRANTY AGAINST LATENT AND HIDDEN DEFECTS SET FORTH IN THE PRECEDING SENTENCE WITH FULL AND COMPLETE KNOWLEDGE OF THE RISKS AND LEGAL CONSEQUENCES WHICH SUCH WAIVER ENTAILS. THE PURCHASER HEREBY ACCEPTS TITLE TO THE PROPERTY SUBJECT TO THE FACTS, CIRCUMSTANCES, DEFECTS AND PROBLEMS WHICH EXIST AT THIS TIME AND AS OF THE DATE OF THE AGREEMENT ON AN “AS-IS, WHERE-IS” BASIS AND THE PURCHASER DECLARES, AGREES AND ACCEPTS THAT IT IS NOT RELYING ON ANY REPRESENTATION OR WARRANTIES OF THE SELLER OR ANY OTHER PERSON AS TO THE STATE OF THE PROPERTY, OTHER THAN AS SET FORTH HEREIN AND IN THE SALE AGREEMENT.
----- Five. Taxes; Apportionment. All real property taxes and assessments corresponding to the Property up to the date prior to the date of execution of this Deed shall be for the account of the Seller and, thereafter, for the account of the Purchaser. ------
----- Six. Right to Possession. This Deed shall

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entitle the Purchaser to enter into immediate possession of the Property without any additional formality or request. ------------------------------
----- Seven: Expenses of Deed. The Internal Revenue and Legal Assistance stamps required for the original of this Deed shall be for the account of the Seller, and the Internal Revenue stamps and Legal Assistance for the first certified copy of this Deed and the fees for its recordation in the Registry shall be for the account of the Purchaser. The notarial tariff incurred in connection with the execution of this Deed shall be for the account of the Seller. -------
----- Eight: Successors and Assigns. All of the terms, conditions and provisions of this Deed shall apply to and be binding upon the successors and assigns of the appearing parties and all the persons claiming under or through them. -----------------------------------
--- THIRD: Headings. The headings of the Articles of this Deed are for convenience and are not to be deemed to be controlling over the text of any such Article. -------------------------------------------
--- FOURTH: Further Assurances. The parties hereto agree to execute and deliver any additional instruments and documents which may be necessary to record the transaction contemplated by this Deed in the Registry. Any costs and expenses incurred in connection with the execution of any additional instruments and documents shall be for the account of the party or parties at fault, except that each party shall pay the fees of their respective counsel. ----
--- FIFTH: Interpretation. This Deed shall be interpreted without regard to any presumption or rule requiring construction against the party causing this

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Deed to be drafted. --------------------------------
--- SIXTH: Request to the Registrar. The Honorable Registrar of the Property is respectfully requested to record the sale to the Purchaser of the Property and the transfer of fee simple (pleno dominio) title thereto in favor of the Purchaser as set forth in Article SECOND of this Deed. -----------------------
--------- ACCEPTANCE, WARNINGS AND EXECUTION --------
--- The appearing parties fully ratify and confirm the statements contained herein, and find this Deed as drafted to their entire satisfaction, having I, the Notary, made to the appearing parties the necessary legal warnings concerning the execution of this Deed, including, but not limited to (i) the meaning and legal effects of the execution of this Deed; (ii) the fact that this Deed was prepared in reliance on a title abstract prepared on December seven (7), two thousand seven (2007) by Hato Rey Title Insurance Agency, Inc., an independent contractor, and not by the Notary, and, therefore, the Notary is released from any and all liability with respect to any error or omission committed in the preparation of such title abstract; (iii) that subsequent to the date of such title abstract and before the presentation for recording of this Deed other documents may be presented or recorded in the Registry that may affect the title to the Property and/or achieve priority over this Deed; (iv) of the convenience of accrediting the state of liens and encumbrances of the Property with the corresponding certification of the Registry or direct corroboration by examining the books of the Registry, and that the negative certification of the Registry does not exclude the

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possibility of liens recorded after the date of the certification; (v) that if the Property is located in a flood zone, the owner or party in possession of the Property is required to observe and comply with the regulations applicable to flood zone areas, including, without limitation, the provisions contained in 23 L.P.R.A. $225 et. seq.; (vi) of the importance of recording a certified copy of this Deed in the Registry and the costs relating thereto; (vii) of the consequences that would result if a certified copy of this Deed is not recorded in the Registry; (viii) of the desirability of performing a search of the records of the Municipal Revenue Collection Center (CRIM) to the determine the payment status of the real property taxes applicable to the Property; (ix) that real property taxes for the last five (5) years and the current tax year constitute a senior, preferred statutory lien on the Property; and (x) that the transactions effected pursuant to this Deed are subject to the applicable tax statutes and regulations. ---------------------------------------
--- I, the Notary, warned the Purchaser of the risks and legal consequences related to the waiver of warranty against latent or hidden defects made by the Purchaser in Section Four of Article SECOND of this Deed. ----------------------------------------------
--- I, the Notary, hereby certify that this Deed was read by the persons appearing herein; that I advised them of their right to have witnesses present at the execution hereof, which right they waived; that they acknowledged that they understood the contents of this Deed and the legal effect thereof; and that thereupon they signed this Deed before me and affixed

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their initials to each and every page hereof. ------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
--- I the Notary, do hereby certify as to everything stated or contained in this instrument. I, the Notary, ATTEST AND GIVE FAITH. ---------------------

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--- Signed: JACOBO ORTIZ MURIAS, CARLOS MIGUEL GARCÍA RODRÍGUEZ and RAFAEL SAMUEL BONILLA RODRÍGUEZ. -------------------------
--- Signed, sealed, marked and flourished: ANTONIO R. MOLINA MACHARGO. ----------------------------------------------------
--- The corresponding internal revenue and notarial stamps have been canceled on the original. -------------------------------
--- The initials of the appearing parties have been affixed on each page (folio) of the original. ---------------------------
--- I, the Notary, certify that the foregoing is a true and exact copy of Deed Number Twenty-Five (25), the original of which forms part of my protocol of public instruments for the year two thousand and seven (2007), which contains nine(9) pages (folios). ----------------------------------------------------
--- IN WITNESS WHEREOF, and at the request of Jacobo Ortiz Murias, I issue the FIRST certified copy of this Deed, in San Juan, Puerto Rico, this twentieth(20th) day of December, two thousand seven (2007). ---------------------------------------

Notary Public

10

LEASE AGREEMENT
(Arterial Hostos)
Between
CORPORACIÓN HATO REY DOS, as Landlord
And
BANCO SANTANDER PUERTO RICO, as Tenant
December 20, 2007

Exhibits

Exhibit “A” —	Legal Description of the Land
Exhibit “B” —	Permitted Exceptions
Exhibit “C” —	Form of Estoppel Certificate

i

TABLE OF DEFINED TERMS
     The following capitalized terms are defined in the respective Section of the Agreement identified below:
     “Appraiser” — as such term is defined in Section 4.3(a) hereof.
     “Building” — as such term is defined in Article I hereof.
     “Change of Control” — as such term is defined in Section 21.1 hereof.
     “Control Group” — as such term is defined in Section 21.1 hereof.
     “CPI” — as such term is defined in Section 4.2 hereof.
     “Effective Date” — as such term is defined in the opening paragraph hereof.
     “Election Period” — as such term is defined in Section 21.1(b) hereof.
     “Exercise Notice” — as such term is defined in Section 21.1(b) hereof.
     “FMRV” — as such term is defined in Section 4.3 hereof.
     “First Refusal Purchase Price” — as such term is defined in Section 21.1(a) hereof.
     “First Refusal Right” — as such term is defined in Section 21.1 hereof.
     “Hazardous Substances” — as such term is defined in Section 19.1 hereof.
     “Initial Period” — as such term is defined in Section 21.1(c) hereof.
     “Interest Rate” — as such term is defined in Article XII hereof.
     “Land” — as such term is defined in Article I hereof.
     “Landlord” — as such term is defined in the opening paragraph hereof.
     “Lease” — as such term is defined in the opening paragraph hereof.
     “Lease Year” — as such term is defined in Section 3.1 hereof.
     “Leasehold Mortgage” — as such term is defined in Section 18.2 hereof.
     “Leasehold Mortgagee” — as such term is defined in Section 18.2 hereof.

ii

     “Landlord’s Restoration Obligations” — as such term is defined in Article X hereof.
     “Mortgage” — as such term is defined in Section 15.1 hereof.
     “Mortgagee” — as such term is defined in Section 15.1 hereof.
     “Offered Asset” — as such term is defined in Section 21.1 hereof.
     “Option Term or Option Terms” — as such terms are defined in Section 3.2(a) hereof.
     “Permitted Exceptions” — as such term is defined in Article XIV hereof.
     “Premises” — as such term is defined in Article I hereof.
     “Real Estate Taxes” — as such term is defined in Section 5.1(a) hereof.
     “Rent” — as such term is defined in Section 4.1 hereof.
     “Requirements” — as such term is defined in Section 7.2(a) hereof.
     “Sale Notice” — as such term is defined in Section 21.1(a) hereof.
     “Tenant” — as such term is defined in the opening paragraph hereof.
     “Term” — as such term is defined in Section 3.1 hereof.
     “Transferor” — as such term is defined in Section 21.1 hereof.
     “Vault” — as such term is defined in Section 8.3 hereof.

iii

LEASE AGREEMENT
(Arterial Hostos)
     THIS LEASE AGREEMENT (this “Lease”) is made and entered into as of December 20, 2007 (the “Effective Date”) by and between CORPORACIÓN HATO REY DOS, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Landlord”), and BANCO SANTANDER PUERTO RICO, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (“Tenant”).
ARTICLE I
DEMISE OF PREMISES
     For and in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the following terms and conditions, approximately 3,473.0899 square meters, equivalent to 0.8836 cuerdas of land (the “Land”) lying and being in the Hato Rey Norte Ward of the Municipality of San Juan, Puerto Rico, and being more particularly described or depicted on Exhibit “A” attached hereto, together with all rights, easements and appurtenances pertaining thereto, including, without limitation, any and all rights of ingress and egress to streets, street beds and roadways, if any, associated therewith and all improvements (including, without limitation, the Building as such term is defined below) located thereon. The Land, the Building and all other improvements now or hereafter located thereupon and the rights, easements and appurtenances pertaining thereto are hereinafter collectively referred to as the “Premises”. The nine (9) floor office building currently located on the Premises is hereinafter referred to as the “Building”.
ARTICLE II
DELIVERY OF POSSESSION
     Landlord shall tender exclusive possession of the Premises to Tenant on the Effective Date. Upon delivery, the Premises shall be free of any right or claim to right of possession by any entity or person other than Tenant.
ARTICLE III
LEASE TERM
     3.1 Term. The initial term of this Lease (said term, together with any exercised Option Terms (as defined in Section 3.2 hereof), is hereinafter referred to as the “Term”), shall commence on the Effective Date hereof and shall terminate at the end of the sixteenth (16th) Lease Year on December 31, 2022. For purposes of this Lease, the term “Lease Year” shall mean the period beginning on the Effective Date and ending on December 31, 2007 and each twelve (12) month period commencing on each January 1 thereafter.

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     3.2 Extension Options.
          (a) Tenant shall have two (2) successive options to extend the Term for a period of five (5) years each (collectively, the “Option Terms” or each an “Option Term”), on the same terms and conditions then in effect, except as expressly otherwise provided herein. Tenant may exercise any such extension option for one or more Option Terms by written notice to Landlord not less than twelve (12) months prior to the expiration of the Term; provided, however, that if Tenant shall fail to give any such notice within such time limit, Tenant’s right to exercise its option shall nevertheless continue until thirty (30) days after Landlord shall have given Tenant notice of Landlord’s election to terminate such option, and Tenant may exercise such option at any time prior to the expiration of such thirty (30) day period.
          (b) The parties intend to avoid forfeiture of Tenant’s rights to extend the Term under any of the Option Terms set forth in this Section 3.2 through failure to give notice of exercise thereof within the time limits prescribed. Accordingly, if Tenant shall fail to give notice to Landlord of Tenant’s election to extend the Term for any of the Option Terms and Landlord shall fail to give notice to Tenant of Landlord’s election to terminate Tenant’s right to extend this Lease under the option applicable thereto, then the Term shall be automatically extended from month to month upon all of the terms and conditions then in effect, subject to Tenant’s right under such option to extend the Term for the remainder of the Option Term covered thereby and to Landlord’s right to place the thirty (30) day limit on such option by notice in the manner provided in this Section 3.2.
     3.3 Surrender Upon Expiration. Upon the expiration of the Term, Tenant shall surrender to Landlord the Premises, free and clear of all liens created by Tenant, and in broom-clean condition and good repair, normal wear and tear and casualty damage excepted. Tenant shall have the right to remove such structures, trade fixtures, furniture, equipment, systems, vault doors and other personal property as Tenant sees fit. Title to improvements remaining on the Premises upon the expiration of the Term shall automatically pass to Landlord without the necessity for the execution of any instrument of conveyance.
ARTICLE IV
RENT
     4.1 Rent. Starting on the Effective Date and continuing throughout the Term, Tenant agrees to pay Landlord at the address referenced on Section 21.4 of this Lease, or such other place as Landlord shall designate in writing, a monthly rent of ONE HUNDRED SEVENTY-FOUR THOUSAND FIVE HUNDRED FORTY-TWO DOLLARS AND FIFTY CENTS ($174,542.50) (the “Rent”), without any deduction, set-off or counterclaim (except as set forth in Articles VI, X and XVIII of this Lease). Rent shall be payable in advance, in equal monthly installments, on the first (1st) day of each and every calendar month subsequent to the Effective Date during the Term hereof and shall be proportionately reduced for any partial month during the Term. If any party to whom Tenant shall not then be paying Rent under this Lease shall demand payment of Rent or other amounts from Tenant alleging the right to receive such Rent or other amount as a result of a transfer of Landlord’s interest in this Lease or for any other reason, or if conflicting demands are made on Tenant concerning the payment of Rent by parties

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comprising Landlord, Tenant shall not be obligated to honor such demand unless Tenant shall receive written instructions to do so from the person to whom Tenant shall then be paying Rent or shall otherwise receive evidence satisfactory to Tenant of the right of the person or entity making the demand. The withholding of Rent, or any other amount payable by Tenant under this Lease, by Tenant pending the determination of the right of the party making the demand shall not be deemed to be a default on the part of Tenant.
     4.2 CPI Percentage Increase. Commencing on the first (1st) day of the second Lease Year, and on the first (1st) day of each Lease Year thereafter during the Term (excluding the first Lease Year of the first and second Option Terms), Rent shall be increased by an amount equal to the product of (i) the Rent payable by Tenant during the preceding Lease Year and (ii) the percentage increase which occurred in the CPI (as defined below) for the most recent twelve (12) month period for which the CPI is published. As used herein, “CPI” shall mean the Consumer Price Index for All Urban Consumers, All Items (1982 — 84 = 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor, or an equivalent successor official index then in effect. In the event that the CPI is discontinued with no successor or comparable successor index, a reliable governmental or other non-partisan publication of Tenant’s choice evaluating substantially the same information previously used in determining the CPI shall be used.
     4.3 Rent During Option Terms. The Rent payable by Tenant during the first Option Term and during the second Option Term shall be equal to the fair market rental value (the “FMRV”) for the Premises as determined in this Section 4.3, and shall be payable by Tenant as set forth in Section 4.1. The FMRV shall be negotiated between Landlord and Tenant and the FMRV shall be based on the actual rental rates for comparable space in other comparable buildings in the vicinity of the Premises for a comparable term and for non-renewal, non-encumbered, non-equity space that tenants comparable to Tenant would pay and are paying to a willing landlord comparable to Landlord at arm=s length. The FMRV shall be further based on all tenant concessions and inducements that a tenant comparable to Tenant is receiving for space comparable to the Premises, including one hundred percent (100%) of the following concessions: (i) limitations provided to tenants in connection with the payment of operating and tax expenses, (ii) rental abatement concessions being given such tenants, (iii) tenant improvement allowances and (iv) all other tenant inducements and landlord concessions. FMRV shall be determined pursuant to the preceding factors and shall mean the FMRV in effect as of the first day of the first month of the first Option Term and the second Option Term, respectively. If Landlord and Tenant are unable to agree as to the amount of the FMRV within ninety (90) days of Tenant=s delivery of notice to Landlord of Tenant=s exercise of either Option Term, as provided in Section 3.2, then the FMRV shall be determined as follows:
          (a) Each party, at its cost and by giving notice to the other party, shall appoint a licensed real estate broker (hereinafter referred to as AAppraiser@) with at least five years of full-time commercial real estate brokerage experience in San Juan, Puerto Rico to appraise and set the FMRV. If a party does not appoint an Appraiser within fifteen (15) days after the other party has given notice of the name of its Appraiser, the single Appraiser appointed shall be the sole Appraiser and shall set the FMRV.
          (b) If two (2) Appraisers are appointed by the parties, they shall meet promptly and within thirty (30) days after the second Appraiser has been appointed, each

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Appraiser shall render his/her written appraisal as to the FMRV for the Premises, and thereafter, the two appraisals shall be added together and their total divided by two (2); the resulting amount shall be the FMRV. If, however, there is more than a ten percent (10%) difference in the two (2) appraisals, and the two Appraisers are then unable to agree as to the FMRV within such thirty (30) day period, the two Appraisers shall select a third Appraiser meeting the qualifications stated above, within fifteen (15) days after the last day the two (2) Appraisers are given to set the FMRV. The third Appraiser selected, however, shall be a person who has not previously acted in any capacity for either party.
          (c) Within thirty (30) days after the selection of the third Appraiser, the third Appraiser shall set the FMRV in the manner set forth below. The third Appraiser shall select one of the two written appraisals submitted by the first two Appraisers, which appraisal shall be the one that is closer to the FMRV determined by the third Appraiser, and third Appraiser shall not adopt a compromise. The appraisal so selected shall be the FMRV.
          (d) The decision of the first two Appraisers, or if necessary the decision of the third Appraiser, shall be final and binding on Landlord and Tenant, and the parties shall immediately after receiving the written decision of the Appraisers execute an amendment to this Lease (to be drafted by Tenant) stating the Rent for the first Option Term or the second Option Term, respectively. Landlord and Tenant shall share the cost of the third Appraiser equally and each party shall pay for the cost of its own Appraiser. Until the determination of the FMRV, Tenant shall continue to pay Landlord the amount of Rent then last in effect.
ARTICLE V
TAXES
     5.1 Real Estate Taxes.
          (a) Landlord represents to Tenant that the Land is a separate legal parcel with its own parcel identification number and that the Premises are separately assessed for the purpose of paying all real estate taxes and assessments for betterments and improvements that are levied or assessed by any lawful authority on the Premises (“Real Estate Taxes”). From and after the Effective Date, Landlord shall pay, without contribution from Tenant, all Real Estate Taxes on the Premises (including the Building and any improvements or additions thereto made or constructed after the Effective Date) on or prior to the last day on which Real Estate Taxes can be paid without interest or penalty; provided, however, that (i) Tenant shall pay to Landlord any increases in Real Estate Taxes that occur during the first six (6) Lease Years of the Term based on the highest available discount for early payment which are, in the aggregate, in excess of TWO HUNDRED AND TEN THOUSAND DOLLARS ($210,000). Tenant shall pay such excess, if any, to Landlord during the Term of the Lease on or prior to the last date on which such excess can be paid with the highest available discount for early payment and without interest or penalty. Any increases in Real Estate Taxes that occur after the first six (6) Lease Years of the Term will be payable by Landlord.
          (b) In addition to Real Estate Taxes described in Section 5.1(a), Landlord shall be responsible for paying, without contribution from Tenant: (i) income, intangible,

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franchise, capital stock, estate or inheritance taxes or taxes substituted for or in lieu of the foregoing exclusions; (ii) except as provided in Section 5.3, taxes on gross receipts or revenues (other than rent) of Landlord from the Premises; or (iii) any rollback, greenbelt or similar deferred taxes which are assessed after the Effective Date, but relate to time periods prior to the Effective Date by reason of a change in zoning, use or ownership.
          (c) If Landlord shall sell or otherwise transfer its interest in the Premises and as a result thereof, there shall be a reassessment of the Premises, then Tenant shall not be required to pay any increase in Real Estate Taxes due to such reassessment. All Real Estate Taxes due to such reassessment shall instead be paid by Landlord in the year of such reassessment and all subsequent years during the Term.
     5.2 Personal Property Taxes. Tenant shall pay all personal property taxes assessed on Tenant’s personal property on the Premises. If Landlord has paid any such tax in the first instance, as required by the applicable taxing authority, Tenant shall reimburse Landlord upon Tenant’s receipt of paid invoices for such taxes, provided that Landlord shall give Tenant notice of any such tax prior to paying same.
     5.3 Other Taxes. In the event that any taxing authority having jurisdiction over the Premises impose a tax and/or assessment of any kind or nature upon, against, measured by or with respect to the rentals payable by Tenant under this Lease, Tenant shall, together with each payment of Rent hereunder, pay to Landlord such tax and/or assessment relating to such payment of Rent, and Landlord shall deliver such tax and/or assessment to the relevant taxing authority in accordance with applicable law.
     5.4 Right to Contest. Tenant may contest, by appropriate proceedings, the amount or validity, in whole or in part, of any tax or assessment payable by it under Sections 5.1(a) and 5.3, in any manner permitted by applicable law, provided that (i) such contest is conducted by Tenant diligently and in good faith, (ii) such contest shall not subject Landlord to any liability (criminal, civil or otherwise) or create any lien against the Premises or pose an imminent threat to the title of the Premises, and (iii) Landlord is provided with notice of such contest prior to its commencement. Upon the termination of such contest, Tenant shall pay such taxes and assessments or part thereof (to the extent then unpaid), as finally determined in such proceedings. Any refunds or rebates on account of such taxes and assessments paid by Tenant under the provisions of this Lease shall belong to Tenant, and any such refunds or rebates received by Landlord shall be deemed trust funds and as such shall be received by Landlord in trust and paid to Tenant forthwith.
ARTICLE VI
UTILITIES
     From and after the Effective Date, Tenant shall pay directly to the applicable utility companies or governmental agencies for all utilities (including, but not limited to, electric, gas, water, sewage or telephone) consumed on the Premises by Tenant during the Term. Landlord shall not take or permit any person claiming under Landlord to take any action which shall interrupt or interfere with any utility service to the Premises. In the event that any such

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interruption or interference caused by Landlord occurs and continues for longer than one (1) day, Rent shall be fully abated for each additional day that such interruption or interference continues.
ARTICLE VII
USE AND COMPLIANCE WITH REQUIREMENTS
     7.1 Use, No Obligation to Construct, Open or Operate.
          (a) The Premises may be used for any lawful purpose. Without limiting the generality of the foregoing, Tenant shall have the right to use the entire Premises as Tenant sees fit for general office purposes, administrative and executive use, the operation of retail banking or other banking and/or financial services business, and any other incidental use relating to the foregoing, including without limitation, the right (i) to use the sidewalks adjacent to the Building for any lawful purpose, including, without limitation, providing food and beverage to employees and customers for promotional events; (ii) to maintain employee lunchrooms and kitchenettes; and (iii) to install and operate pay telephones or automatic teller machines and other self-serve banking facilities on the exterior wall of the Building or sidewalk in front of the Building or elsewhere on the Premises. Notwithstanding any provision contained herein or in any other documents, Tenant shall not have any obligation to construct any improvements on the Premises or open or operate in the Premises.
          (b) In no event shall Tenant or the Premises be bound by or subject to any exclusive, restrictive or prohibited use agreement granted by Landlord after the Effective Date.
     7.2 Compliance with Requirements.
          (a) Landlord shall comply with and shall cause the Premises to be in compliance with all Requirements applicable to the Premises. Subject to the preceding sentence, Tenant shall comply with all applicable Requirements with respect to its use and occupancy of the Premises; provided, however, that Tenant shall only be responsible for making improvements to the Premises mandated by applicable Requirements if the necessity arises from Tenant’s specific use of the Premises; and provided, further, that Landlord shall be responsible for making structural or non-structural improvements to the Premises mandated by applicable Requirements if such improvements would have been required irrespective of the nature of the current tenancy. The term “Requirements” shall mean all requirements of all current and future laws, orders, ordinances, rules and regulations of federal, Puerto Rico and municipal authorities, and of any certificate of occupancy, use permit, or other direction issued pursuant to law by any public officer or officers, which shall relate to the Premises or the use, occupancy or control thereof or the conduct of any business thereon, including those relating to or which necessitate structural changes or improvements or alteration, repair or removal of any improvements on any part of the Premises. Notwithstanding the foregoing, Landlord, not Tenant, shall be responsible for any violations or breaches of the Requirements arising after the Effective Date and caused by Landlord.
          (b) Tenant shall have the right, at its own cost and expense, to contest or review by legal proceedings the validity, legality or applicability of any Requirement, and during such contest, Tenant may refrain from complying therewith, provided that such compliance may

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be deferred only if (i) neither Tenant nor Landlord will thereby be subjected to civil or criminal liability for failure to comply therewith; (ii) compliance may be so deferred without the incurrence of any lien, charge or liability of any kind against the Premises or any interest therein or part thereof; and (iii) Tenant prosecutes the contest in good faith and with due diligence. Landlord shall at all times during the Term cooperate with Tenant, at Tenant’s expense, in requesting such modifications, changes in zoning, variances, special use permits and such other changes in Requirements affecting the Premises, as Tenant may request.
ARTICLE VIII
MAINTENANCE AND REPAIRS; IMPROVEMENTS;
PERSONAL PROPERTY AND FIXTURES
     8.1 Maintenance. Except as set forth in Article X, Tenant shall maintain the Premises, including the parking lot(s) and parking buildings, landscaping and drainage system located thereon, in reasonably good condition and shall be responsible for all repairs to the Premises, except repairs or replacements necessitated by damage caused by the willful acts or negligence of Landlord, its employees, agents and contractors (which repairs may be made by Tenant at Landlord’s cost). All development and construction on and to the Premises and all maintenance, repair and other work with respect thereto required hereunder shall be Tenant’s sole responsibility and Landlord shall have no obligation with respect thereto, except as may be specifically otherwise set forth herein and in Section 7.2(a).
     8.2 Construction of Improvements. Tenant shall have the right, at its sole cost and without the necessity of obtaining Landlord’s consent, to make at any time and from time to time, improvements and alterations to the Premises (including the construction and installation from time to time of one or more signs (including Tenant’s existing signs on the Premises as of the Effective Date and the substitution or replacement thereof from time to time in Tenant’s sole discretion) and the installation of one or more sets of satellite receiving equipment or the like on or near the Land and/or the Building), and to construct other improvements on the Premises, so long as Tenant complies with all applicable Requirements. Landlord shall cooperate with Tenant and shall execute all instruments necessary or appropriate to obtain, and shall join in the application for, all permits, licenses and other approvals from the applicable governmental authorities to make such alterations and improvements to satisfy the Requirements. Any improvements made by Tenant to the Premises under this Section 8.2 shall belong to Tenant for the duration of the Term and the cost thereof shall be depreciated by Tenant during the Term. Notwithstanding anything to the contrary in this Section 8.2, any improvement or alteration made by Tenant to the Premises which affects the external appearance or structural integrity of the Building shall require the prior consent of Landlord, which consent shall be not be unreasonably conditioned, withheld or delayed. Tenant shall provide to Landlord a copy of the plans and specifications relating to any improvements or alterations made by Tenant to the Premises (whether or not such improvements or alterations require Landlord’s consent), and a reasonable estimate of the cost thereof, prior to commencing such improvements or alterations.
     8.3 Personal Property and Fixtures. All articles of personal property, trade fixtures, furniture, equipment, systems and other personal property, including, without limitation, movable partitions, all signs and signage, vaults, vault doors, safes, night depositories, safe

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deposit booths, teller lines, cabinetry, business machines and equipment, and communication equipment that Tenant places or installs in the Premises, at its expense prior to or during the Term hereof (including, without limitation, those placed or installed in the Premises as of the Effective Date), shall remain Tenant’s property and may be removed at any time and from time to time by Tenant. Landlord acknowledges and agrees that, notwithstanding anything in this Lease to the contrary, Tenant shall have the right, at Tenant’s sole cost and expense, to utilize the vault which exists at the Premises as of the date hereof (the “Vault”). In addition, Landlord agrees that Tenant may relocate the Vault within the Premises and/or install such other vaults in the Premises as Tenant may require. Notwithstanding anything in this Lease to the contrary, upon the expiration or earlier termination of this Lease, Landlord may request Tenant, at Tenant’s sole cost and expense, to remove any vault (excluding the Vault) installed by Tenant in the Premises after the Effective Date.
ARTICLE IX
INSURANCE
     9.1 Tenant’s Insurance. From and after the Effective Date, Tenant shall maintain the following insurance coverages:
          (a) commercial general liability insurance, including, but not limited to contractual liability, covering the Premises against claims for bodily injury, personal injury and damage to property with minimum limits of TWO MILLION DOLLARS ($2,000,000) combined single limit;
          (b) “all risk” property damage insurance covering the Building for damage or other loss caused by fire, and such other risks as may be included in the standard form of extended coverage insurance from time to time available, in an amount equal to eighty percent (80%) of replacement value of the Building and all improvements on the Premises other than foundations, such amount to be adjusted every three (3) years; and
          (c) workers’ compensation or similar coverage for the benefit of Tenant’s employees.
The insurance required to be maintained by Tenant under subsections (a) and (b) of this Section 9.1, shall be issued by an insurance company having a financial rating of class “A-” or better in Best’s Insurance Guide and, if required by law, licensed to do business in the Commonwealth of Puerto Rico.
     9.2 Insurance Certificates. Tenant shall name Landlord as an additional insured under the policies carried pursuant to Section 9.1(a) and (b) above. All of the foregoing insurance policies required pursuant to Section 9.1 above will be written with companies of recognized standing and will provide that the party named as an additional insured shall be given a minimum of ten (10) days written notice by any such insurance company prior to the cancellation, termination or alteration of the terms or limits of such coverage. Tenant will deliver to Landlord copies of the foregoing insurance policies or certificates thereof within thirty (30) days after the Effective Date and evidence of all renewals or replacements of same not less than ten (10) days prior to the expiration date of such policies. As an alternative to delivering a

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certificate of insurance, Tenant may provide Landlord with a website address maintained by Tenant’s insurance consultant which shall enable Landlord to electronically review all insurance maintained by Tenant from time to time during the term to confirm Tenant’s compliance with the terms of this Lease related to insurance. All such policies may be maintained under a blanket insurance policy of the insuring party (or by self-insurance as to Tenant, as aforesaid).
     9.3 Mutual Release; Waiver of Subrogation. Landlord and Tenant hereby each release the other party and anyone claiming through or under the other party by way of subrogation or otherwise from any and all insured loss of or damage to Premises, or Tenant’s personal property, whether or not caused by the negligence or fault of the other party. In addition, Tenant shall cause any property insurance policy carried by it insuring the Premises or the contents thereof to be written to provide that the insurer waives all rights of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy.
     9.4 Mutual Indemnification. Subject to the terms of Section 9.3 above, each of Landlord and Tenant covenants and agrees to indemnify, defend, protect and hold the other harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the other arising from or in connection with the loss of life, personal injury and/or damage to property occasioned by any negligent or willful act or omission of the indemnifying party or its agents, contractors, servants or employees. In addition, Tenant covenants and agrees to indemnify, defend, protect and hold the Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the Landlord and arising from or in connection with the loss of life, personal injury and/or damage to property arising from or out of any occurrence in or upon the Premises, unless caused by any negligent or willful act or omission of Landlord or its agents, contractors, servants or employees, or a default of Landlord with respect to its obligations hereunder. If an indemnified party shall, without fault, be made a party to any litigation commenced by or against the other party, or if a party shall, in its reasonable discretion, determine that it must intervene in such litigation to protect its interest hereunder, the indemnifying party shall defend such other party using attorneys reasonably satisfactory to such other party and shall pay all costs, expenses and reasonable attorneys’ fees and costs in connection with such litigation.
ARTICLE X
DAMAGE OR DESTRUCTION
     In the event that the Building and/or the Premises are damaged or destroyed (partially or totally) by fire or casualty, Landlord shall promptly and diligently complete the repair and reconstruction of such Building and/or the Premises (excluding any improvements made by Tenant at Tenant’s cost, and Tenant’s Property) to their condition and character immediately prior to such fire or casualty (collectively, “Landlord’s Restoration Obligations”), and all

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proceeds from Tenant’s insurance carried in accordance with this Lease shall be applied by Tenant for Landlord’s Restoration Obligations. Within thirty (30) days after the casualty, Landlord shall deliver to Tenant a certificate from Landlord’s architect or engineer specifying the time it shall take Landlord to complete Landlord’s Restoration Obligations. If Landlord’s Restoration Obligations can not be completed within one hundred eighty (180) days following the date of damage or destruction, Tenant may, within thirty (30) days after receipt of Landlord’s notice, terminate this Lease by delivering written notice thereof to Landlord. In the event that Landlord fails to complete Landlord’s Restoration Obligations within one hundred eighty (180) days after the date of damage or destruction, Tenant shall have the right to terminate this Lease by delivering notice thereof to Landlord and this Lease shall terminate on the thirtieth (30th) day after Landlord’s receipt of such notice; provided, however, if Landlord completes Landlord’s Restoration Obligations prior to the end of such thirty (30) day period, Tenant’s election to terminate this Lease shall be null and void and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if during or after the thirteenth (13th) Lease Year of the initial Term or during the last Lease Year of any Option Term, the Premises are damaged or destroyed either Landlord or Tenant may, within sixty (60) days following the date such damage or destruction occurs, terminate this Lease by written notice to the other party. The provisions of this Article X to the contrary notwithstanding, if this Lease is terminated in accordance with this Article X, and Landlord elects to rebuild the Building or substantially similar improvements in the Premises within two (2) years after the date of such damage or destruction, Landlord shall first offer such space in the Premises to Tenant before marketing such space in any other manner on terms no less favorable than those under which Landlord will market such space. If this Lease is terminated pursuant to this Article X, Tenant shall surrender possession of the Premises within sixty (60) days after notice of termination is duly given, and all obligations of either party hereunder, including any obligation of Tenant to pay Rent or other charges, shall terminate as of the date of such damage or destruction, except for obligations (such as indemnity obligations) which, by their terms survive the expiration or termination of this Lease. Landlord shall promptly refund to Tenant any unearned Rent paid, or Tenant shall promptly pay to Landlord any unpaid Rent then accrued. Following the date of any damage or destruction and during the period in which Landlord’s Restoration Obligations have not been completed, all Rent shall abate from the date of such damage or destruction until the date which is ninety (90) days after Landlord has completed Landlord’s Restoration Obligations, in proportion to the part of the Premises that is unfit for use by Tenant. During the period between Landlord’s completion of Landlord’s Restoration Obligations and the recommencement of Tenant’s obligation to pay Rent without abatement, Tenant and Tenant’s employees, agents and contractors shall have the right to enter upon the Premises for the purpose of erecting, constructing, or installing such improvements, alterations, fixtures, equipment and furniture as Tenant deems necessary for resuming business in the Premises. In the event Rent shall completely abate for any period pursuant to the provisions of this Lease, the Term shall toll for the period of such abatement, in which event, the monthly installments of Rent following the end of the period of such abatement shall recommence and thereafter continue at the same Rent rate that was in effect at the time of such abatement; the remaining scheduled increases of Rent shall be postponed for the period of such abatement to reflect such tolling, the expiration date of the then applicable Term (whether the initial Term or any Option Term) and the commencement and expiration dates of any subsequent Option Terms shall be extended for the period of such abatement.

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ARTICLE XI
CONDEMNATION
     11.1 Total Taking. If the entire Premises shall be taken under power of eminent domain by any public or private authority or conveyed by Landlord to said authority in lieu of such taking, then this Lease shall terminate as of the date of such taking or conveyance, subject, however, to the right of Tenant, at its election, (i) to continue to occupy the Premises, subject to the terms and provisions of this Lease, for all or such part, as Tenant may determine, of the period between the date of such taking or conveyance and the date when possession of the Premises shall be taken by or conveyed to the appropriating authority, and any unearned Rent or other charges, if any, paid in advance, shall be refunded to Tenant; and (ii) to keep this Lease in full force and effect in accordance with all Requirements, if termination hereof would reduce any award for a taking, as set forth below in this Article XI. In the event of any such termination, this Lease shall be of no further force or effect and neither party hereto shall have any further rights, duties or liabilities hereunder other than those rights, duties and liabilities which have arisen or accrued hereunder prior to the effective date of such termination. Landlord shall not convey all or a portion of the Premises to the appropriating authority in lieu of a taking without Tenant’s consent, which shall not be unreasonably conditioned, withheld or delayed.
     11.2 Partial Taking. If any taking under the power of eminent domain by a public or private authority or any conveyance by Landlord in lieu thereof shall result in:
          (a) any reduction of the floor area of the Building;
          (b) a taking of a portion of the access roads to the Premises which, in Tenant’s reasonable business judgment, impedes or interferes with access to the Premises or materially adversely affects the conduct of Tenant’s business as theretofore conducted at the Premises;
          (c) the reduction of the parking serving the Premises to below the greater of (i) the amount required by law; or (ii) four (4) parking spaces for every one thousand (1,000) square feet of floor area of the Premises; or
          (d) the closing of any entrance or exit to the Premises;
and such taking or conveyance has a material affect on Tenant’s ability to continue its operations on the Premises in substantially the same manner, then Tenant may, at its election, terminate this Lease by giving Landlord notice of the exercise of Tenant’s election within thirty (30) days after Tenant shall receive actual written notice of such taking or conveyance. In the event of termination by Tenant under the provisions of this Section 11.2, this Lease shall terminate as of the date of such taking, subject to the right of Tenant, at its election, to continue to occupy the Premises, subject to the terms and provisions of this Lease (including the payment of Rent to Landlord and the Real Estate Taxes payable by Tenant for such period of occupation by Tenant), for all or such part, as Tenant may determine, of the period between the date of such taking and the date when possession of the Premises shall be taken by the appropriating authority. In the event of any such termination, this Lease shall be of no further force or effect and neither party hereto shall have any further rights, duties or liabilities hereunder other than those rights, duties and liabilities which have arisen or accrued hereunder prior to the effective date of such

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termination. All Rent or other charges paid by Tenant for periods after the date of such taking or conveyance in lieu thereof shall be promptly refunded. Notwithstanding anything in the foregoing to the contrary, if any condemnation award for any taking would be reduced by the termination of this Lease with respect to a taking, as hereinabove set forth, then Tenant may elect to keep this Lease in full force and effect so as to obtain the highest possible award from the condemning authority. Landlord shall not convey all or any portion of the Premises to the appropriating authority in lieu of a taking without Tenant’s consent, which shall not be unreasonably conditioned, withheld or delayed.
     11.3 Restoration. In the event of a taking or conveyance in respect of which Tenant shall not have the right to elect to terminate this Lease or, in the event Tenant, having such right, shall not elect to terminate this Lease, Tenant, at Tenant’s sole cost and expense, shall promptly and diligently proceed to restore the remaining portions of the Premises (or raze the Building and any other improvements on the Premises and place the Premises in a safe condition). An equitable proportion of the Rent reserved hereunder and any other charges payable by Tenant hereunder, according to the nature and extent of the injury to the Premises and to Tenant’s business, shall be abated until the completion of such restoration and thereafter the Rent and any other charges shall be reduced to equitably reflect the effect of such taking on Tenant’s business.
     11.4 Award. All compensation awarded for any taking of the Premises shall belong to the party to whom such award was made. If only one award is made as to the Premises, such award shall be allocated between Landlord and Tenant in accordance with their respective interests. Notwithstanding the foregoing, any award attributable or applicable to any improvements on the Premises made by Tenant shall belong to Tenant.
ARTICLE XII
SELF HELP
     If Landlord (i) defaults in the performance of any obligation imposed on it by this Lease; (ii) breaches any representation or warranty set forth in Article XIX hereof; or (iii) makes a representation in Article XIX hereof which is or becomes inaccurate, and does not cure such default, breach or inaccuracy within thirty (30) days after written notice from Tenant specifying the default, breach or inaccuracy, Tenant shall have the right at any time thereafter to cure such default, breach or inaccuracy for the account of Landlord, and Landlord, within ten (10) days of the receipt of a statement therefor, shall reimburse Tenant for any amount paid and any expense or contractual liability so incurred. Any sum not paid when due shall accrue interest thereafter at a rate equal to the rate announced by The Wall Street Journal from time to time as the “prime rate” plus 2% per annum, but not to exceed the highest rate permitted by law (the interest rate determined hereby is referred to as the “Interest Rate”). In the event of an emergency, or where necessary to prevent injury to persons or damage to Premises, Tenant may cure any such default, breach or inaccuracy by Landlord before the expiration of the cure period set forth above, with such written or oral notice to Landlord as is appropriate under the circumstances.

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DEFAULT
     12.1 Remedies Upon Tenant’s Default. In the event (i) Tenant shall at any time fail to pay Rent or other monetary amounts herein required to be paid by Tenant, such failure shall continue for ten (10) days after receipt by Tenant of an initial written notice from Landlord (provided that such cure period and notice shall not apply if in a single Lease Year such failure occurs more than once), or (ii) Tenant shall fail to observe or perform any of the other covenants and agreements required to be performed and observed by Tenant hereunder and any such default shall continue for a period of thirty (30) days after receipt by Tenant of written notice from Landlord and Tenant shall not thereafter cure such default (if such default is by its nature not reasonably susceptible of being cured within such thirty (30) day period, such thirty (30) day period shall be extended as necessary to provide Tenant the opportunity to cure the default, provided Tenant within said period commences and thereafter diligently proceeds to cure such default without interruption until such cure is completed), then Landlord shall be entitled at its election, to exercise concurrently or successively, any one or more of the following rights: (i) to bring suit for collection of Rent or other amounts for which Tenant may be in default, or for performance of any other covenant or agreement of Tenant; (ii) to re-enter the Premises upon order of a court with competent jurisdiction after due notice and hearing and dispossess Tenant and any occupants thereof, remove their personal property not previously removed by them and hold the Premises free from this lease; and/or (iii) to relet the Premises or any part or parts thereof in the name of Landlord for a term or terms which may be less than or exceed the balance of the Term, and Tenant shall pay to Landlord any deficiency between the (x) Rent plus the reasonable costs of reletting the Premises and (y) the amount of rent and other charges collected on account of the new lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Term (not including any Option Term, the commencement of which shall not have occurred prior to such dispossession or removal). Such deficiency shall be paid by Tenant in monthly installments on the dates specified in the Lease for payment of Rent, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord shall be obligated to mitigate its damages and in no event shall Landlord have the right to accelerate Rent payable hereunder. In no event shall Tenant be liable to Landlord for consequential, indirect, speculative or punitive damages in connection with or arising out of any default by Tenant.
          Notwithstanding anything herein to the contrary, if Landlord asserts a monetary default arising out of Tenant’s exercise of its abatement right under Article VI, X or XVIII which is disputed by Landlord and it is ultimately determined by court of competent jurisdiction that such abatement was not proper, Landlord shall not be entitled to exercise any rights or remedies if Tenant pays to Landlord the amount the court determined to be due and owing within ten (10) business days after such judicial determination, together with interest accruing from the date said amount is due to the date of payment at a rate equal to the Interest Rate.
     12.2 Remedies Upon Landlord’s Default. In the event that Landlord shall at any time be in default in the observance or performance of any of the covenants and agreements required to be performed and observed by Landlord hereunder and any such default shall continue for a period of thirty (30) days after written notice to Landlord (provided that, if such default is by its nature not reasonably susceptible of being cured within such thirty (30) day period, such thirty

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(30) day period shall be extended as necessary to provide Landlord the opportunity to cure the default, provided Landlord within said period commences and thereafter diligently proceeds to cure such default without interruption until such cure is completed), Tenant shall be entitled at its election, in addition to all remedies otherwise provided in this Lease and otherwise available at law or in equity under the laws of the United States or the State in which the Premises is located: (i) to bring suit for the collection of any amounts for which Landlord may be in default, or for the performance of any other covenant or agreement devolving upon Landlord, without terminating this Lease; and/or (ii) to terminate this Lease without waiving Tenant’s rights to damages for Landlord’s failure to perform any of its covenants or agreements hereunder. In the event Tenant shall elect to terminate this Lease, all rights and obligations of Tenant, and of any permitted successors or assigns, shall cease and terminate, except that Tenant shall have and retain full right to sue for and collect all amounts for the payment of which Landlord shall then be in default and all damages to Tenant by reason of any such breach.
     12.3 Indemnification for Breach. Subject to the terms of Section 9.3 above, each of Landlord and Tenant covenants and agrees to indemnify, defend, protect and hold the other harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the other arising from or in connection with the loss of life, personal injury and/or damage to property in connection with the failure to comply with the provisions of this Lease or the breach of any warranty or representation of the indemnifying party contained herein.
     12.4 Remedies Cumulative. All remedies of Landlord and Tenant herein created or remedies otherwise existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other, but in no event shall Landlord have the right to accelerate Rent payable hereunder. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as either Landlord or Tenant shall, as applicable, deem necessary.
ARTICLE XIII
QUIET ENJOYMENT
     Landlord covenants and warrants that Landlord is the true and lawful owner in fee simple (pleno dominio) of the Premises subject only to those liens and encumbrances set forth in Exhibit “B” attached hereto (the “Permitted Exceptions”) and has good right and full power to let and lease the same. Landlord agrees that, contingent upon Tenant’s compliance with the terms of this Lease, Tenant shall quietly and peaceably hold, possess and enjoy the Premises for the full Term of this Lease without any hindrance or molestation by any party whomsoever. Landlord will defend the title to the Premises and the use and occupancy of the same by Tenant against the lawful claims of all persons whomsoever, except those claiming by or through Tenant, and indemnify, defend, protect and hold Tenant harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which

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may at any time be imposed upon, incurred by or asserted or awarded against Tenant and arising from or attributable to a breach by Landlord of the covenants and warranties set forth in this Article XIII.
ARTICLE XIV
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
     14.1 Tenant=s Rights. This Lease shall be recorded in the Registry of Property of Puerto Rico, Second Section of San Juan as set forth in Section 21.3, and shall constitute a first priority lien on the Premises; provided, however, that this Lease shall become subject and subordinate to any existing or future mortgage (hereinafter, the “Mortgage”) of the Premises or all or any portion thereof, and any renewals, modifications, replacements or extensions thereof, only if and when a non-disturbance and attornment agreement is entered into in respect of such Mortgage by the holder thereof (hereinafter, the “Mortgagee”) acknowledging Tenant’s possession and providing that: (a) so long as Tenant is not in default after the expiration of any applicable notice and grace period, the Term shall not be terminated or modified in any respect whatsoever nor shall the rights or remedies of Tenant hereunder or its use, quiet enjoyment or occupancy of the Premises be disturbed or interfered with or otherwise affected in any manner as a result of any act or omission of Landlord, including any breach of or default under the Mortgage, or otherwise; (b) all condemnation awards and proceeds of insurance shall be applied in the manner provided in this Lease; (c) no such Mortgagee shall name or join Tenant as a party defendant or otherwise in any suit, action or proceeding to enforce, nor will this Lease or the Term hereof be terminated (except as permitted by the provisions of this Lease) or otherwise affected by foreclosure or enforcement of, any rights given to any such Mortgagee pursuant to the terms, covenants or conditions contained therein or in any other documents held by any such Mortgagee or otherwise given to any such Mortgagee as a matter of law or equity; and (d) such Mortgagee will give Tenant notice of any default by Landlord under such Mortgage concurrently with any notice given to Landlord thereunder. Such non-disturbance and attornment agreement shall be set forth in the subordination agreement referred to in Section 14.2 and shall be binding upon such Mortgagee and any successor in interest thereto, including any purchaser at any trustee’s or foreclosure sale, or other party claiming by, through or under such Mortgagee
     14.2 Attornment Agreement. Upon request of the holder of a Mortgage to which this Lease becomes subordinate, Tenant shall execute, acknowledge and deliver to such Mortgagee an agreement: (a) to attorn to such Mortgagee as Landlord if such Mortgagee becomes Landlord hereunder; and/or (b) not to make any payment of Rent for a period of more than one month in advance; and/or (c) to subordinate this Lease to such Mortgage; provided, however, that Tenant shall not be obligated to execute any such agreement until such Mortgagee shall have executed and delivered to Tenant a non-disturbance and attornment agreement as provided in Section 14.1 above; and, further provided, that in no event shall any of Tenant’s Property be or become subject or subordinate to any Mortgage or other lien of any kind in favor of Landlord or granted by Landlord to any Mortgagee or other person.
     14.3 Certain Limitations. Tenant shall not be required to execute or deliver any instrument or document which, by its proposed terms, would (i) increase the amount of Rent or any other monetary obligation of Tenant under this Lease, or (ii) require any modification or

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change of this Lease, or (iii) require Tenant to obtain the consent or approval of any Mortgagee or other mortgagee or purchaser (or proposed mortgagee or purchaser) in order for Tenant to exercise any of its existing rights, benefits or privileges under this Lease.
ARTICLE XV
TRANSFERS BY LANDLORD
     Subject to Tenant’s right of first refusal set forth in Section 20.1, Landlord shall have the unfettered right to transfer its fee simple interest (pleno dominio) in the Premises from time to time, but no such transfer or sale of Landlord’s interest hereunder shall release Landlord from any of its obligations or duties under this Lease, unless Tenant consents in writing to the assignment by Landlord of its rights and obligations under this Lease to the purchaser or transferee in such sale or transfer, which consent shall not be unreasonably conditioned, withheld or delayed. Landlord and Tenant hereby agree to record this Lease in the Registry of Property of Puerto Rico, Second Section of San Juan as set forth in Section 21.3. Upon the expiration of this Lease, Tenant shall, at its sole cost and expense, execute any and all public instruments required to cancel this Lease and file any such public instrument for recordation in the Registry of Property together with the payment of the corresponding filing and recording fees.
ARTICLE XVI
SIGNAGE
     Tenant shall have the right to install such directional signs and signs on the interior and exterior of the Building as may be desired by Tenant, subject to compliance with the Requirements. Landlord agrees to cooperate with Tenant in obtaining any permits and approvals required by the Requirements, as well as any waivers, special use permits and other special permits as may be required in order for Tenant to install any signs which exceed or differ from the signs permitted by the Requirements.
ARTICLE XVII
ASSIGNMENT AND SUBLETTING; LEASEHOLD MORTGAGES
     17.1 Assignment and Subletting. Tenant shall have the right to assign this Lease or to sublet all or any portion of the Premises, without Landlord’s consent, and provided that Tenant remains liable for all of its obligations under this Lease, to (i) any corporation or other entity with which Tenant is merged or consolidated or which is a subsidiary of Tenant or of which Tenant is a subsidiary or with which Tenant is owned or commonly controlled, (ii) any corporation or other entity which acquires all or substantially of the assets of Tenant or any successor to Tenant’s assets or business by reason of merger, consolidation, reorganization, purchase of assets or action of governmental or regulatory authority, (iii) any subsidiary or affiliate of Grupo Santander or Santander BanCorp, including, without limitation, Santander Mortgage Corporation, Santander Securities Corporation, Santander Asset Management Corporation, Santander Insurance Agency and Santander Financial Services, Inc., or (iv) any existing tenant of the Building as of the Effective Date. Tenant shall have the right to assign this Lease or to sublet all or any portion of the Premises to any other third party not specified in the

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preceding sentence, subject to obtaining Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Such consent shall be deemed granted unless, within ten (10) calendar days after Tenant has requested Landlord’s consent, Landlord disapproves such request in writing specifying the reason or all of the reasons therefor and any curative actions which may be taken. Tenant shall be entitled to any and all rent and other consideration relating to any such subleasing or assignment contemplated in this Section 17.1.
     17.2 Leasehold Mortgages. Notwithstanding anything to the contrary in this Lease, Tenant may at any time execute and deliver one or more mortgages, deeds to secure debt or deeds of trust (any such mortgage, deed to secure debt or deed of trust is herein called a “Leasehold Mortgage”) granting a lien or security interest in Tenant’s leasehold estate and rights hereunder without the consent of Landlord; provided, however, that Tenant shall remain liable hereunder for the payment of Rent and any additional rent payable hereunder and for performance of all the obligations of Tenant under this Lease. In no event shall any such Leasehold Mortgage encumber Landlord’s fee interest in the Premises. If either Tenant or the holder of any such Leasehold Mortgage notifies Landlord of the existence of such Leasehold Mortgage and the address of the holder thereunder for the service of notices, such holder shall be deemed to be a “Leasehold Mortgagee” as such term is used in this Lease. Landlord shall be under no obligation under this provision to any holder of a Leasehold Mortgage of whom Landlord has not received such notice.
          (a) If an event of default by Tenant under this Lease occurs, Landlord shall give written notice thereof to any Leasehold Mortgagee, and Landlord shall take no action to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Premises, provided that (A) if such event of default is a default in the payment of any installment of Rent or any additional rent, such Leasehold Mortgagee cures such default not later than thirty (30) days after receipt of such notice; (B) if such event of default is a default in observing or performing any other covenant or condition to be observed or performed by Tenant hereunder, and such default can be cured by such Leasehold Mortgagee without obtaining possession of the Premises, such Leasehold Mortgagee remedies such default within thirty (30) days after receipt of such notice; provided, however, in the case of a default that cannot with diligence be cured, or the curing of which cannot be commenced, within such thirty (30) days, such Leasehold Mortgagee shall have such additional period as may be necessary to cure such default with diligence and continuity; or (C) if such event of default is a default that can only be remedied by such Leasehold Mortgagee upon obtaining possession of the Premises, such Leasehold Mortgagee obtains such possession with diligence and continuity, through a receiver or otherwise, and cures such default within thirty (30) days after obtaining such possession; provided, however, in the case of a default that cannot with diligence be cured, or the curing of which cannot be commenced, within such period of thirty (30) days, such Leasehold Mortgagee shall have such additional period as may be necessary to cure such default with diligence and continuity.
          (b) If any Leasehold Mortgagee or a person designated by such Leasehold Mortgagee either becomes the owner of the interest of Tenant hereunder upon the exercise of any remedy provided for in the Leasehold Mortgage, or enters into a new lease with Landlord as provided in clause (c) below, such Leasehold Mortgagee or such person shall have the right to assign to any person such interest or such new lease.

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          (c) If this Lease terminates for any reason or is rejected or disaffirmed pursuant to bankruptcy law or other law affecting creditors’ rights, any Leasehold Mortgagee or a person designated by such Leasehold Mortgagee shall have the right, exercisable by notice to Landlord, within thirty (30) days after the effective date of such termination, to enter into a new lease of the Premises with Landlord. The term of said new lease shall begin on the date of the termination of this Lease and shall continue for the remainder of the Term (including the right to exercise all extension options pursuant to Section 3.2 above). Such new lease shall otherwise contain the same terms and conditions as those set forth herein, except for requirements that are no longer applicable or have already been performed, provided that such Leasehold Mortgagee shall have cured all defaults on the part of Tenant hereunder that are susceptible of being cured by the payment of money, and that such new lease shall require the tenant thereunder promptly to commence, and expeditiously to continue, to cure all other defaults on the part of Tenant hereunder to the extent susceptible of being cured. This provision shall survive the termination of this Lease and shall continue in full force and effect thereafter to the same extent as if this provision were a separate and independent contract among Landlord, Tenant and each Leasehold Mortgagee.
          (d) No Leasehold Mortgagee shall become personally liable for the performance or observation of any covenants or conditions to be performed or observed by Tenant unless and until such Leasehold Mortgagee becomes the owner of Tenant’s interest hereunder upon the exercise of any remedy provided for in any Leasehold Mortgage or enters into a new lease with Landlord pursuant to clause (c) above. Thereafter, such Leasehold Mortgagee shall be liable for (A) the performance and observance of such covenants and conditions only so long as such Leasehold Mortgagee owns such interest or is the lessee under such new lease, and (B) any defaults by such Leasehold Mortgagee occurring during the period it owned such interest or was the lessee under such new lease.
          (e) Upon the reasonable request of any Leasehold Mortgagee, Landlord and Tenant shall cooperate in including in this Lease by suitable amendment from time to time any provision for the purpose of implementing the protective provisions contained in this Lease for the benefit of such Leasehold Mortgagee in allowing such Leasehold Mortgagee reasonable means to protect or preserve the lien of its proposed Leasehold Mortgage on the occurrence of a default under the terms of the Lease. Landlord and Tenant shall execute, deliver and acknowledge any amendment reasonably necessary to effect any such requirement; provided, however, that any such amendment shall not in any way affect the Term or rental under this Lease nor otherwise in any material respect adversely affect any rights of Landlord under this Lease.
ARTICLE XVIII
HAZARDOUS SUBSTANCES
     18.1 Definition of Hazardous Substances. “Hazardous Substances” for purposes of this Lease shall be interpreted broadly to include, but not be limited to, any material or substance that is defined, regulated or classified under any environmental law or other applicable federal, state or local laws and the regulations promulgated thereunder as (i) a “hazardous substance” pursuant to section 101 of the Comprehensive Environmental Response, Compensation and

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Liability Act, 42 U.S.C. §9601(14), the Federal Water Pollution Control Act, 33 U.S.C. §1321(14), as now or hereafter amended; (ii) a “hazardous waste” pursuant to section 1004 or section 3001 of the Resource Conservation and Recovery Act, 42 U.S.C. §§6903(5), 6921, as now or hereafter amended; (iii) toxic pollutant under Section 307(a)(1) of the Federal Water Pollution Control Act, 33 U.S.C. §1317(a)(1) as now or hereafter amended; (iv) a “hazardous air pollutant” under Section 112 of the Clean Air Act, 42 U.S.C. §7412(a)(6), as now or hereafter amended; (v) a “hazardous material” under the Hazardous Materials Transportation Uniform Safety Act of 1990, 49 U.S.C. §5102(2), as now or hereafter amended; (vi) toxic or hazardous pursuant to regulations promulgated now or hereafter under the aforementioned laws or any Puerto Rico counterpart to any of the aforementioned laws; or (vii) presenting a risk to human health or the environment under other applicable federal, state or local laws, ordinances or regulations, as now or as may be passed or promulgated in the future. “Hazardous Substances” shall also mean any substance that after release into the environment or upon exposure, ingestion, inhalation or assimilation, either directly from the environment or directly by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer or genetic abnormalities and specifically includes, but is not limited to, asbestos, polychlorinated biphenyls (“PCBs”), radioactive materials, including radon and naturally occurring radio nuclides, natural gas, natural gas liquids, liquefied natural gas, synthetic gas, oil, petroleum and petroleum-based derivatives and urea formaldehyde.
     18.2 Landlord’s Remediation Obligation. If at any time Hazardous Substances are determined to be present on the Premises (other than Hazardous Substances introduced by Tenant or parties claiming under Tenant as of the Effective Date), Landlord shall take all steps necessary to promptly remove or otherwise abate all such Hazardous Substances in accordance with all applicable Requirements. Landlord shall use its best efforts not to interfere with the conduct of Tenant’s business during any such removal or abatement process. If Tenant determines, in its sole judgment, that Landlord is unable or unwilling to take such steps to remove or abate the Hazardous Substances condition, and that said condition has or will have a negative impact upon the conduct of Tenant’s business or the safety and health of its employees or customers, then Tenant may, after giving Landlord at least thirty (30) days’ advance notice, and Landlord has failed within such thirty (30) days period to remove or abate the Hazardous Substances condition, elect to (i) terminate this Lease without further liability to Tenant; or (ii) expend such sums as Tenant reasonably determines are necessary to remove or abate the condition and to offset said amounts against the next Rent and other charges due under this Lease. Notwithstanding the foregoing, if Landlord is able to demonstrate to Tenant’s sole satisfaction that Landlord is able to remove or abate the Hazardous Substances condition within a reasonable period of time and Landlord is diligently pursuing such removal or abatement, Tenant shall have no right to terminate the Lease, but Tenant’s Rent and other charges payable hereunder shall be equitably reduced to take into account the economic loss to Tenant during the period in which the Hazardous Substances condition is being removed or abated unless the subject Hazardous Substances were introduced by Tenant or parties claiming under Tenant. Nothing herein shall be deemed to limit any other rights or remedies to which Tenant may be entitled by reason of the existence of Hazardous Substances. If Tenant terminates this Lease, then this Lease shall be of no further force or effect and neither party hereto shall have any further rights, duties or liabilities hereunder other than those rights, duties and liabilities which have arisen or accrued hereunder prior to the effective date of such termination.

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     18.3 Landlord’s Indemnity. Landlord further covenants and agrees to indemnify, defend, protect and hold Tenant harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Tenant and arising from or out of any Hazardous Substances on, in, under or affecting all or any portion of the Premises (other than any Hazardous Substances introduced by Tenant or parties claiming under Tenant) including, without limitation, (i) the costs of removal of any and all Hazardous Substances from all or any portion of the Premises; (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Substances on, in, under or affecting the Premises into the air, any body of water, any other public domain or any surrounding areas; and (iii) compliance, in connection with all or any portion of the Premises, with all applicable Requirements, and (iv) any additional construction costs incurred by Tenant on account of such Hazardous Substances.
     18.4 Tenant’s Indemnity. Tenant shall handle, store, dispose, transport and maintain any Hazardous Substances that it introduces in the Premises after the Effective Date in compliance with all applicable Requirements. Tenant further covenants and agrees to indemnify, defend, protect and hold Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Landlord and arising from or out of any Hazardous Substances on, in, under or affecting all or any portion of the Premises introduced by Tenant or parties claiming under Tenant after the Effective Date, including, without limitation, (i) the costs of removal of any and all Hazardous Substances from all or any portion of the Premises; (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Substances on, in, under or affecting the Premises into the air, any body of water, any other public domain or any surrounding areas; and (iii) compliance, in connection with all or any portion of the Premises, with all applicable Requirements.
     18.5 Survival. The provisions of this Article XVIII shall survive the expiration or earlier termination of this Lease.
ARTICLE XIX
LANDLORD’S REPRESENTATIONS AND WARRANTIES
     19.1 Landlord’s Representations and Warranties. Landlord represents and warrants to Tenant as follows:
          (a) The person signing this Lease has the full power and authority to execute this Lease on behalf of Landlord, lease the Premises in accordance herewith and to otherwise perform the obligations of Landlord hereunder, without the necessity of obtaining consent from any third party, including, without limitation, any partner or lender. Landlord (i) has complete and full authority to execute this Lease and to lease to Tenant good and marketable leasehold

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title to the Premises, which is free and clear of all liens, encumbrances and other exceptions to title except for the Permitted Title Exceptions; (ii) will execute and deliver such other documents, instruments, agreements, including, but not limited to, deeds, affidavits and certificates necessary to effectuate the transaction contemplated herein; and (iii) will take all such additional action necessary or appropriate to effect and facilitate the consummation of the lease transaction contemplated herein.
          (b) To the best of Landlord’s knowledge, there is no action, litigation, suit, proceeding or investigation pending or threatened by any organization, person, individual or governmental agency, including, without limitation, governmental actions under condemnation authority or proceedings similar thereto, that affects the Premises (or any portion thereof) or Landlord that would become a cloud on the title to the Premises or any portion thereof or that questions the validity or enforceability of the transaction contemplated by this Lease or any action taken pursuant hereto in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality.
          (c) Landlord has not received notice of any violations of any Requirements with respect to the Premises, the occupancy thereof or construction thereon.
          (d) Landlord is not a “foreign person” as that term is defined in the Internal Revenue Code Section 1445(f)(3), nor is the lease of the Premises subject to any withholding requirements imposed by the Internal Revenue Code, including, but not limited to, Section 1445 thereof. LANDLORD IS ENGAGED IN A TRADE OR BUSINESS IN PUERTO RICO AND, THEREFORE, THE RENT AND OTHER SUMS PAYABLE BY TENANT TO LANDLORD UNDER THIS LEASE ARE NOT SUBJECT TO THE PUERTO RICO INCOME TAX WITHHOLDING REQUIREMENTS PRESCRIBED BY SECTION 1150 OF THE PUERTO RICO INTERNAL REVENUE CODE OF PUERTO RICO, AS AMENDED.
          (e) Landlord owns fee simple (pleno dominio) title to the Premises.
          (f) The execution, delivery and performance of this Lease by Landlord does not conflict or will conflict with or results or will result in a breach of or constitute or will constitute a default under any law or any order, writ, injunction or decree of any court or governmental authority, or any agreement or instrument to which Landlord is a party or to which it or any of its assets are bound.
          (g) The Premises are and will be free and clear of any leases, tenancies or claims of parties in possession, except for this Lease.
ARTICLE XX
RIGHT OF FIRST REFUSAL
     20.1 Right of First Refusal. If Landlord or one or more members of the Control Group (Landlord or such member, as applicable, the “Transferor”) receive and determine to accept during the Term a bona fide offer from a third party to (i) in the case of the Landlord, purchase all or part of the Premises, the Land, the Building and any improvements thereon, or (ii) in the

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case of such members of the Control Group, purchase all or part of the outstanding direct or indirect ownership interest in the Landlord resulting in a Change of Control (such Premises or ownership interest, as applicable, the “Offered Asset”), prior to accepting such bona fide offer, Transferor shall provide Tenant (and, in the case of any member of the Control Group, Landlord shall cause such member to provide Tenant) with a first refusal right to purchase the Offered Asset for cash (the “First Refusal Right”) on and subject to the following terms and conditions:
          (a) Transferor shall give written notice (the “Sale Notice”) to Tenant setting forth the proposed purchase price (the “First Refusal Purchase Price”) and the Basic Sale Terms for the Offered Asset set forth in the bona fide offer.
          (b) Tenant shall have thirty (30) days (the “Election Period”) after the delivery by Transferor to Tenant of the Sale Notice to elect to exercise the First Refusal Right with respect to the Offered Asset (such election to be made, if at all, by giving written notice of Tenant’s election to exercise the First Refusal Right (the “Exercise Notice”) to Transferor within the Election Period).
          (c) If Tenant fails to exercise the First Refusal Right, within the Election Period, then, Tenant shall have no further right to purchase the Offered Asset, except as may be expressly provided for below in this clause (c), and Transferor shall have the right to enter into an agreement to sell, and to sell, the Offered Asset to a third party at any time or times during a two hundred and forty (240)-day period (the “Initial Period”) that commences on the earlier of (x) the first day after the Election Period expires and (y) the date on which Tenant notifies Transferor that Tenant will not be exercising the First Refusal Right, for an aggregate consideration which is not less than ninety-eight percent (98%) of the First Refusal Purchase Price (excluding any customary pro-rations to such consideration determined and effectuated as of the date of the closing of the sale of the Offered Asset, transfer taxes and other closing costs or any brokerage commissions that would actually be payable to any third-party broker), and on Basic Sale Terms which when considered as a whole, are at least as favorable to Tenant as the Basic Sale Terms contained in the Sale Notice. If such an agreement for a sale of the Offered Asset to a third party in accordance with the preceding sentence is not entered into within the Initial Period, then the First Refusal Right will apply to any sale of all or part of the Offered Asset occurring subsequent to the Initial Period. Furthermore, if an agreement is executed during the Initial Period but the closing under such agreement does not occur within two hundred and forty (240) days after the end of the Initial Period, the First Refusal Right will apply to any sale of the Offered Asset occurring after such two hundred and forty (240)-day period.
          (d) If Tenant exercises the First Refusal Right within the Election Period, then such exercise shall be deemed to create a contract between Tenant, on one hand, and Transferor, on the other hand, pursuant to which Tenant agrees to acquire and Transferor agrees to sell the Offered Asset for the First Refusal Purchase Price and on the Basic Sale Terms, except that the closing date for such sale shall be the later of (x) the closing date set forth in the Sale Notice, and (y) the date which is sixty (60) days after the making of such election (which date may be extended by an additional period of time not to exceed thirty (30) days if necessary to consummate financing for the purchase), and on the closing date, Transferor shall execute such public deeds and instruments of transfer as are customarily executed and reasonably requested to evidence and consummate the transfer of the Offered Asset to Tenant.

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          (e) Each party shall bear its own legal fees and expenses and Transferor and Tenant (in the case of a sale pursuant to clause (d) above) shall each indemnify the other against claims for brokers’ fees and commissions. Unless otherwise provided in the Sale Notice, in the case of a sale of all or part of the Premises to Tenant under this Article XXI, Landlord shall select the notary public and shall pay the cost of all notarial tariffs and internal revenue, notarial and legal assistance stamps required for the original of the deed transferring title of the Offered Premises to Tenant, and Tenant shall pay for the cost of all internal revenue, notarial and legal assistance stamps required for the first certified copy of such deed and all stamps and vouchers and all other costs relating to the recordation of such certified copy in the Registry of Property.
          (f) As used herein, “Basic Sale Terms” means sale commissions, the amount of cash payable by the purchaser at the closing, and any other material economic, price-related terms of the proposed sale; “Change of Control” means that the members of the Control Group cease, in the aggregate, to (i) own less than 51% of the direct or indirect ownership interest in the Landlord, or (ii) have the sole and absolute right and power to direct or cause the direction of the management and policies of the Landlord, whether by contract or otherwise; and “Control Group” means, collectively, Jacobo Ortiz Murias, Basilio Dávila, Mario Oronoz and Matías Fernández Guillermety, and their respective legal heirs.
ARTICLE XXI
MISCELLANEOUS
     21.1 Holding Over. In the event of Tenant’s continued occupancy of the Premises after the expiration of the Term, or any earlier termination provided or permitted by this Lease, such tenancy shall be from month-to-month. All covenants, provisions, obligations and conditions of this Lease shall remain in full force and effect during such month-to-month tenancy, provided, however, that Rent shall be equal to (i) for the first three (3) calendar months immediately after such expiration or termination, one hundred and ten percent (110%) of the Rent payable by Tenant on the last month immediately preceding such expiration or termination, and (ii) thereafter, one hundred and thirty percent (130%) of the Rent payable by Tenant on the last month immediately preceding such expiration or termination.
     21.2 Non-Waiver of Default. No acquiescence by either party to any default by the other party hereunder shall operate as a waiver of its rights with respect to any other breach or default, whether of the same or any other covenant or condition, nor shall the acceptance of rent by Landlord at any time constitute a waiver of any rights of Landlord.
     21.3 Recordation. Landlord covenants and agrees that, on the Effective Date, it will cooperate with Tenant and execute a public deed and any other document as may be necessary or required to raise this Lease to the status of a recordable public instrument. In connection with the recordation of this Lease in the Registry of Property of Puerto Rico, Second Section of San Juan, Tenant shall bear the cost of the notarial and internal revenue stamps on the original and first certified copy of the corresponding deed, the recordation fee payable in connection therewith and the notarial tariff relating to such deed.

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     21.4 Notices. All notices shall be in writing and shall be sent by either personal delivery, a reputable overnight courier which keeps receipts of delivery (such as UPS or Federal Express), through the facilities of the United States Post Office, postage prepaid, certified or registered mail, return receipt requested, or by facsimile transmission. Unless expressly provided to the contrary elsewhere in this Lease, any such notice shall be effective upon delivery, if delivered by personal delivery or overnight courier, and on the date of the postmark, if sent by U.S. mail in accordance with the above, and on the date of the confirmation of transmission by the transmitting facsimile machine, if given by facsimile transmission, provided that a copy of such notice is given in any other manner permitted hereunder within three (3) days after the date of such facsimile transmission. Notices to the respective parties shall be sent to the following addresses unless written notice of a change of address has been previously given pursuant hereto:

To Landlord:	308 Colgate Palmolive
Metro Office Park
Guaynabo, Puerto Rico 00968
Attn: Jacobo Ortiz Murias
Facsimile: (787) 782-9110

To Tenant:	Banco Santander Puerto Rico
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Attention: General Counsel
Facsimile: (787) 777-4557

With a copy to:	Pietrantoni Méndez & Alvarez, LLP
Popular Center, 19th Floor
209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
Attention: Javier D. Ferrer, Esq.
Facsimile: (787) 274-1470
     21.5 Successors and Assigns. All covenants, promises, conditions, representations, and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.
     21.6 Time is of the Essence. Time is of the essence as to the performance of all of the covenants, conditions, and agreements of this Lease.
     21.7 Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

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     21.8 Interpretation. In interpreting this Lease in its entirety, the printed provisions of this Lease and any additions written or typed thereon shall be given equal weight, and there shall be no inference, by operation of law or otherwise, that any provision of this Lease shall be construed against either party hereto. Landlord and Tenant acknowledge that they and their counsel have reviewed and revised this Lease and that any otherwise applicable rule of construction or any other presumption to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.
     21.9 Headings, Captions and References. The headings and section captions contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The use of the terms “hereof,” “hereunder” and “herein” shall refer to this Lease as a whole, inclusive of the Exhibits, except when noted otherwise. The use of the masculine or neuter genders herein shall include the masculine, feminine and neuter genders and the singular form shall include the plural when the context so requires.
     21.10 Brokerage Commissions. Each party represents and warrants to the other that no real estate broker or agent has been involved in the procurement of this Lease other than CB Richard Ellis and Ríos Commercial Properties. Any brokerage or other compensation to CB Richard Ellis and Ríos Commercial Properties related to this Lease shall be paid by Tenant. Each of Tenant and Landlord represent and warrant that it has not retained any other broker, nor otherwise created any claim for any brokerage or other compensation. Each party shall covenant and agree to indemnify, defend, protect and hold the other party harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’ and experts’ fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the other party by reason of any breach of the foregoing warranties.
     21.11 Governing Law. This Lease shall be construed under the laws of the Commonwealth of Puerto Rico.
     21.12 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed, either by the parties hereto or by any third party, to create the relationship of principal and agent or create any partnership, joint venture or other association between Landlord and Tenant.
     21.13 Force Majeure. In the event that either party shall be delayed or hindered in, or prevented from, the performance of any work, service, or other act required under this Lease to be performed by the party and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, fire or other casualty, or other causes of a like nature beyond the control of the party so delayed or hindered, then performance of such work, service, or other act shall be excused for the period of such delay and the period for the performance of such work, service, or other act shall be extended for a period equivalent to the period of such delay. In no event shall a lack of financing be deemed an unavoidable delay hereunder.

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     21.14 Estoppel Certificates. Within twenty (20) days after the request by Tenant, Landlord agrees to deliver to Tenant and to any potential mortgagee, assignee or purchaser of Tenant’s interest in the Premises an estoppel certificate, in form and substance reasonably satisfactory to both parties, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, whether same is in full force and effect as modified, and stating the modifications); that, to Landlord’s reasonable knowledge and belief, there are no defenses or offsets thereto (or stating those claimed by Landlord); that there are no defaults by Landlord or, to the reasonable knowledge and belief of Landlord, on the part of Tenant (or, if such defaults exist, stating their nature). Within twenty (20) days after the request by Landlord, Tenant agrees to deliver to Landlord any potential mortgagee or purchaser of or from Landlord an estoppel certificate in the form attached hereto as Exhibit “C” (as modified to be factually correct). No estoppel certificate provided pursuant to this provision shall amend or modify this Lease. Tenant shall provide such estoppel certificates at no cost to Landlord except that a charge of five hundred dollars ($500) shall be due and payable as to the second requested estoppel certificate in any twelve (12) month period and all additional requested estoppel certificates in such twelve (12) month period and as to any requested estoppel certificate which requests confirmation of information not referenced above in this section (Tenant expressly reserving the right to require the use of an estoppel certificate in the form attached hereto as Exhibit “C”).
     21.15 Exculpation. Landlord hereby unconditionally and irrevocably releases and discharges Tenant’s parent, subsidiaries and affiliated entities and the directors, officers, agents and employees of such persons and of Tenant, from any and all liability whatsoever which may now or hereafter accrue in favor of Landlord in connection with or arising under this Lease. Landlord agrees to look solely to Tenant and its assets for the satisfaction of any liability or obligation arising under this Lease or for the performance of any of the covenants, warranties or other agreements contained herein. Tenant shall look solely to the estate and property of Landlord in and to the Premises in the event of any claim against Landlord arising out of or in connection with this Lease.
     21.16 Waiver of Landlord’s Lien. Landlord hereby waives in favor of Tenant its landlord lien for rent against any and all of the property of Tenant, its parent, subsidiaries or affiliates to the extent provided in the applicable laws, regulations or ordinances where the Premises are located.
     21.17 Time Periods. If the time period by which any right, option or election provided under this Lease must be exercised, or by which any act required hereunder must be performed, expires on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.
     21.18 Costs and Attorneys’ Fees. If either party brings or commences any legal action or proceeding to enforce any of the terms of this Lease (or for damages by reason of an alleged breach of this Lease), each party shall bear its own attorneys’ fees and costs.
     21.19 Counterparts. This Lease may be executed in several counterparts, each of which may be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

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     21.20 Entire Agreement. This Lease (including the Exhibits attached hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous representations, statements, understandings, negotiations and agreements, oral or written, between the parties, if any, with respect thereto.
     21.21 Landlord’s Access. Tenant shall permit Landlord to enter upon the Premises during customary business hours of Tenant upon reasonable notice given at least three (3) business days in advance, to make any necessary inspections of the Premises; provided, however, that Landlord may only make one (1) inspection (each inspection to extend for no more than three (3) days) during a period of three (3) consecutive calendar months. Notwithstanding the foregoing, Landlord may not at any time during the Term post “For Rent,” “For Sale” or similar signs in, on or about the Premises. In the event of any entry pursuant to this Section 21.21, Landlord shall not interfere with the conduct of Tenant’s business.
     21.22 Exhibits. Each exhibit attached to and referred to in this Agreement is hereby incorporated by reference as though set forth in full where referred to (by letter or description) herein. The exhibits consist of:
          Exhibit “A” Legal Description of the Land
          Exhibit “B” Permitted Exceptions
          Exhibit “C” Form of Estoppel Certificate
[Signature Page Follows]

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     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute and deliver this Lease under seal as of the Effective Date.

LANDLORD: CORPORACIÓN HATO REY DOS, a Puerto Rico corporation
By:
	Name:	Jacobo Ortiz Murias
	Title:	President

Date of execution: December 20, 2007

TENANT: BANCO SANTANDER PUERTO RICO, a Puerto Rico banking corporation
By:
	Name:	Carlos Manuel García Rodríguez
	Title:	Senior Executive Vice President

By:
	Name:	Rafael Samuel Bonilla Rodríguez
	Title:	Senior Vice President

Date of execution: December 20, 2007

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EXHIBIT “A”
Legal Description of the Land
“URBANA: Parcela número tres (3). Parcela de terreno localizada en el Barrio Hato Rey Norte, del término municipal de San Juan, Puerto Rico, con una cabida de tres mil cuatrocientos setenta y tres punto cero ocho nueve nueve (3,473.0899) metros cuadrados, equivalentes a cero punto ocho ocho tres seis (0.8836) cuerdas, en lindes por el NORTE, SUR, y ESTE, con terrenos de la Administración de Terrenos (futuras calles locales); y por el OESTE, con terrenos de la Administración de Terrenos (Arterial Hostos existente).”
     The Land is recorded in the Registry of Property of Puerto Rico, Second Section of San Juan at page (folio) 261 of volume (tomo) 1,295 of Río Piedras Norte, property number 35,972.

Exh. A-1

EXHIBIT “B”
Permitted Exceptions
     The liens and encumbrances of record with respect to the Land in the Registry of Property of Puerto Rico, Second Section of San Juan.

Exh. B-1

EXHIBIT “C”
Form of Estoppel Certificate
TO:

RE:	Lease Agreement dated December 20, 2007 (“Lease”), by and between CORPORACIÓN HATO REY DOS, a Puerto Rico corporation (“Landlord”), and BANCO SANTANDER PUERTO RICO, a Puerto Rico banking corporation (“Tenant”), for the premises located at as more fully described in the Lease (the “Premises”).
     The undersigned, as Tenant under the above referenced Lease, hereby certifies to the best of its actual knowledge, as of the date hereof, the following:
     1. The undersigned has entered into occupancy of the Premises described in the Lease;
     2. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows:                                                                                 .
     3. The Lease commenced on
     4. The expiration date of the Lease is                                         , however, Tenant has additional options to extend the term of the Lease as provided therein;
     5. Current annual Rent is $                    ; or, $                     per month;
     6. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied;
     7. There are no defaults by either Landlord or Tenant thereunder;
     8. No rents have been paid in advance of one (1) month; and
     9. There are no existing defenses or offsets which the undersigned has against the Landlord.

Exh. C-1

     This Estoppel Certificate is given solely for the information of the party to whom it is addressed and may not be relied upon by any other person or entity. This Estoppel Certificate shall not result in any modification of or amendment to the Lease.

BANCO SANTANDER PUERTO RICO, a Puerto Rico banking corporation
By:
Name:
Title:

Dated of execution:

Exh. C-2